                                                                       Exhibit V
                                                         to the Credit Agreement



--------------------------------------------------------------------------------



                        REPUBLIC ENGINEERED STEELS, INC.,

                                   as Issuer,

                                       and

                              -------------------,

                                  as Guarantor

                                  [          ],

                                   as Trustee,

                                       and

                            The Chase Manhattan Bank,

                               as Collateral Agent

                           --------------------------

                                    INDENTURE

                          Dated as of [     ], [     ]
                           --------------------------



-------------------------------------------------------------------------------

                              CROSS-REFERENCE TABLE

  TIA                                                          Indenture
Section                                                         Section
-------                                                        ---------
ss.310  (a)(1) ...........................................       7.10
        (a)(2) ...........................................       7.10
        (a)(3) ...........................................       7.12
        (a)(4) ...........................................       N.A.
        (b) ..............................................       7.8; 7.10; 12.2
        (c) ..............................................       N.A.
ss.311  (a) ..............................................       7.11
        (b) ..............................................       7.11
        (c) ..............................................       N.A.
ss.312  (a) ..............................................       2.5
        (b) ..............................................       12.3
        (c) ..............................................       12.3
ss.313  (a) ..............................................       7.6
        (b)(1) ...........................................       7.6
        (b)(2) ...........................................       7.6
        (c) ..............................................       7.6; 12.2
        (d) ..............................................       7.6
ss.314  (a) ..............................................       4.7; 12.2
        (b) ..............................................       10.2
        (c)(1) ...........................................       12.4
        (c)(2) ...........................................       12.4
        (c)(3) ...........................................       N.A.
        (d) ..............................................       10.6
        (e) ..............................................       12.5
        (f) ..............................................       N.A.
ss.315  (a) ..............................................       7.1(b)
        (b) ..............................................       7.5; 12.2
        (c) ..............................................       7.1(a)
        (d) ..............................................       7.1(c)
        (e) ..............................................       6.11
ss.316  (a) (last sentence) ..............................       2.9
        (a)(1)(A) ........................................       6.5
        (a)(1)(B) ........................................       6.4
        (a)(2) ...........................................       N.A.
        (b) ..............................................       6.7
ss.317  (a)(1) ...........................................       6.8
        (a)(2) ...........................................       6.9
        (b) ..............................................       2.4
ss.318  (a) ..............................................       12.1
---------------------
N.A. means Not Applicable

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1.          Definitions.............................................................................1
SECTION 1.2.          Incorporation by Reference of Trust Indenture Act......................................22
SECTION 1.3.          Rules of Construction..................................................................23

                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.1.          Form and Dating........................................................................23
SECTION 2.2.          Execution and Authentication...........................................................24
SECTION 2.3.          Registrar and Paying Agent.............................................................25
SECTION 2.4.          Paying Agent To Hold Money in Trust....................................................25
SECTION 2.5.          Securityholder Lists...................................................................26
SECTION 2.6.          Transfer and Exchange..................................................................26
SECTION 2.7.          Replacement Securities.................................................................26
SECTION 2.8.          Outstanding Securities.................................................................27
SECTION 2.9.          Treasury Securities....................................................................27
SECTION 2.10.         Temporary Securities...................................................................27
SECTION 2.11.         Cancellation...........................................................................28
SECTION 2.12.         Defaulted Interest.....................................................................28
SECTION 2.13.         CUSIP Number...........................................................................28
SECTION 2.14.         Deposit of Moneys......................................................................28
SECTION 2.15.         Book-Entry Provisions for Global Securities............................................29
SECTION 2.16.         Special Transfer Provisions............................................................30

                                   ARTICLE III

                                   REDEMPTION

SECTION 3.1.          Notices to Trustee.....................................................................33
SECTION 3.2.          Selection of Securities To Be Redeemed.................................................33
SECTION 3.3.          Notice of Redemption...................................................................34
SECTION 3.4.          Effect of Notice of Redemption.........................................................34
SECTION 3.5.          Deposit of Redemption Price............................................................35
SECTION 3.6.          Securities Redeemed in Part............................................................35

                                       -i-

                                   ARTICLE IV

                                    COVENANTS

SECTION 4.1.          Payment of Securities..................................................................35
SECTION 4.2.          Maintenance of Office or Agency........................................................35
SECTION 4.3.          Corporate Existence....................................................................36
SECTION 4.4.          Payment of Taxes and Other Claims......................................................36
SECTION 4.5.          Maintenance of Properties; Insurance; Books and Records; Compliance with Law...........37
SECTION 4.6.          Compliance Certificates................................................................37
SECTION 4.7.          Reports................................................................................38
SECTION 4.8.          Further Assurance to the Trustee or Collateral Agent...................................38
SECTION 4.9.          Limitation on Additional Indebtedness..................................................38
SECTION 4.10.         Limitation on Sale-Leaseback Transactions..............................................40
SECTION 4.11.         Limitation on Liens....................................................................41
SECTION 4.12.         Limitation on Restricted Payments......................................................42
SECTION 4.13.         Disposition of Proceeds of Asset Sales.................................................44
SECTION 4.14.         Limitation on Transactions with Affiliates.............................................47
SECTION 4.15.         Change of Control......................................................................48
SECTION 4.16.         Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries..........50
SECTION 4.17.         Limitation on Issuance of Preferred Stock by Subsidiaries..............................51
SECTION 4.18.         Limitation on Guarantees of Certain Indebtedness.......................................51
SECTION 4.19.         Impairment of Security Interest........................................................51
SECTION 4.20.         Conflicting Agreements.................................................................52
SECTION 4.21.         Waiver of Stay, Extension or Usury Laws................................................52
SECTION 4.22.         Limitation on Investments, Loans and Advances..........................................52

                                    ARTICLE V

                              SUCCESSOR CORPORATION

SECTION 5.1.          When Company May Merge, Etc............................................................53
SECTION 5.2.          Successor Entity Substituted...........................................................54

                                   ARTICLE VI

                              DEFAULT AND REMEDIES

SECTION 6.1.          Events of Default......................................................................54
SECTION 6.2.          Acceleration...........................................................................57
SECTION 6.3.          Other Remedies.........................................................................57
SECTION 6.4.          Waiver of Past Default.................................................................58
SECTION 6.5.          Control by Majority....................................................................58

                                      -ii-


SECTION 6.6.          Limitation on Suits....................................................................58
SECTION 6.7.          Rights of Holders To Receive Payment...................................................59
SECTION 6.8.          Collection Suit by Trustee.............................................................59
SECTION 6.9.          Trustee May File Proofs of Claim.......................................................59
SECTION 6.10.         Priorities.............................................................................60
SECTION 6.11.         Undertaking for Costs..................................................................60

                                   ARTICLE VII

                                     TRUSTEE

SECTION 7.1.          Duties of Trustee......................................................................60
SECTION 7.2.          Rights of Trustee......................................................................62
SECTION 7.3.          Individual Rights of Trustee...........................................................63
SECTION 7.4.          Trustee's Disclaimer...................................................................63
SECTION 7.5.          Notice of Defaults.....................................................................63
SECTION 7.6.          Reports by Trustee to Holders..........................................................63
SECTION 7.7.          Compensation and Indemnity.............................................................64
SECTION 7.8.          Replacement of Trustee.................................................................65
SECTION 7.9.          Successor Trustee by Merger, Etc.......................................................66
SECTION 7.10.         Eligibility; Disqualification..........................................................66
SECTION 7.11.         Preferential Collection of Claims Against Company......................................66
SECTION 7.12.         Co-Trustee.............................................................................66

                                  ARTICLE VIII

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.1.          Termination of Company's Obligations...................................................67
SECTION 8.2.          Legal Defeasance and Covenant Defeasance...............................................68
SECTION 8.3.          Application of Trust Money.............................................................72
SECTION 8.4.          Repayment to Company or the Guarantors.................................................72
SECTION 8.5.          Reinstatement..........................................................................72

                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.1.          Without Consent of Holders.............................................................73
SECTION 9.2.          With Consent of Holders................................................................73
SECTION 9.3.          Compliance with Trust Indenture Act....................................................75
SECTION 9.4.          Revocation and Effect of Consents......................................................75
SECTION 9.5.          Notation on or Exchange of Securities..................................................75
SECTION 9.6.          Trustee and Collateral Agent To Sign Amendments, Etc...................................75

                                     -iii-

                                    ARTICLE X

                                    GUARANTEE

SECTION 10.1.         Unconditional Guarantee................................................................76
SECTION 10.2.         Severability...........................................................................77
SECTION 10.3.         Release of a Guarantor.................................................................77
SECTION 10.4.         Limitation of Guarantor's Liability....................................................77
SECTION 10.5.         Guarantors May Consolidate, etc., on Certain Terms.....................................78
SECTION 10.6.         Contribution...........................................................................78
SECTION 10.7.         Waiver of Subrogation..................................................................79
SECTION 10.8.         Execution of Guarantee.................................................................79
SECTION 10.9.         Waiver of Stay, Extension or Usury Laws................................................80

                                   ARTICLE XI

                               SECURITY DOCUMENTS

SECTION 11.1.         Collateral and Security Documents......................................................80
SECTION 11.2.         Recording, Etc.........................................................................81
SECTION 11.3.         Certain Dispositions of Collateral.....................................................82
SECTION 11.4.         Release of Collateral..................................................................84
SECTION 11.5.         Eminent Domain and Other Governmental Takings..........................................87
SECTION 11.6.         Trust Indenture Act Requirements.......................................................89
SECTION 11.7.         Suits To Protect the Collateral........................................................89
SECTION 11.8.         Purchaser Protected....................................................................90
SECTION 11.9.         Powers Exercisable by Receiver or Collateral Agent.....................................90
SECTION 11.10.        Disposition of Obligations Received....................................................90
SECTION 11.11.        Determinations Relating to Collateral..................................................90
SECTION 11.12.        Renewal and Refunding..................................................................91
SECTION 11.13.        Release upon Termination of the Company's Obligations..................................91
SECTION 11.14.        Collateral Agent's Duties in Respect of Collateral.....................................91
SECTION 11.15.        Collateral Agent.......................................................................91

                                   ARTICLE XII

                           APPLICATION OF TRUST MONEYS

SECTION 12.1.         "Trust Moneys" Defined.................................................................93
SECTION 12.2.         Retirement of Securities...............................................................94
SECTION 12.3.         Withdrawals of Insurance Proceeds and Condemnation Awards..............................95
SECTION 12.4.         Withdrawal of Trust Moneys for Reinvestment............................................99
SECTION 12.5.         Powers Exercisable Notwithstanding Event of Default...................................100
SECTION 12.6.         Powers Exercisable by Trustee or Receiver.............................................101
SECTION 12.7.         Disposition of Securities Retired.....................................................101

                                      -iv-



SECTION 12.8.         Investment of Trust Moneys............................................................101

                                  ARTICLE XIII

                                  MISCELLANEOUS

SECTION 13.1.         Trust Indenture Act Controls..........................................................102
SECTION 13.2.         Notices...............................................................................102
SECTION 13.3.         Communications by Holders with Other Holders..........................................103
SECTION 13.4.         Certificate and Opinion of Counsel as to Conditions Precedent.........................103
SECTION 13.5.         Statements Required in Certificate and Opinion of Counsel.............................103
SECTION 13.6.         Rules by Trustee, Paying Agent, Registrar, Collateral Agent...........................104
SECTION 13.7.         Legal Holidays........................................................................104
SECTION 13.8.         Governing Law.........................................................................104
SECTION 13.9.         No Recourse Against Others............................................................104
SECTION 13.10.        Successors............................................................................104
SECTION 13.11.        Duplicate Originals...................................................................104
SECTION 13.12.        Severability..........................................................................104
SECTION 13.13.        Table of Contents, Headings, Etc......................................................105

SIGNATURES..................................................................................................107

                                      -v-

EXHIBIT A-1    -    Form of Series A Security with Guarantee
EXHIBIT A-2    -    Form of Series B Security with Guarantee
EXHIBIT B      -    Form of Legend for Book-Entry Securities
EXHIBIT C      -    Form of Certificate To Be Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors
EXHIBIT D      -    Form of Certificate To Be Delivered in Connection with
                    Transfers Pursuant to Regulation S
EXHIBIT E      -    Form of Mortgage
EXHIBIT F      -    Form of Security Agreement

Schedule A     -    List of Owned Real Properties
Schedule B     -    Mortgaged Real Property

     INDENTURE dated as of [            ], [    ], among REPUBLIC ENGINEERED
STEELS, INC., a Delaware corporation, as Issuer (the "Company"), [list each domestic subsidiary of Company which is not a Non-Recourse Subsidiary], as
Guarantors (the "Guarantors"), [                  ], a New York banking
corporation, as Trustee (the "Trustee"), and The Chase Manhattan Bank, in its capacity as Collateral Agent.

     The Company and the Guarantors have duly authorized the execution and delivery of this Indenture to provide for the issuance of the (i) 15.5% First Mortgage Notes due 2006, Series A and (ii) 15.5% First Mortgage Notes dues 2006, Series B to be issued in exchange for the 15.5% First Mortgage Notes due 2006, Series A (the "Securities," such term to include the Initial Securities, the Private Exchange Securities, if any, and the Unrestricted Securities, if any, treated as a single class of securities under this Indenture) pursuant to the Registration Rights Agreement to be issued as provided for in this Indenture.

     The parties hereto agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities:


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1. Definitions.

     "Acquired Indebtedness" means (i) Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company or assumed in connection with an Asset Acquisition by such Person, excluding Indebtedness incurred in connection with, or in anticipation of, such Person becoming a Subsidiary of the Company or such acquisition, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such Person.

     "Adjusted Net Assets" has the meaning provided in Section 10.6.

     "Affiliate" as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to cause the direction of the management or policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Affiliate Transaction" has the meaning provided in Section 4.14.

     "Agent" means any Registrar, Paying Agent or co-registrar.

     "Appraiser" means a Person who in the course of its business, appraises property and, where Real Property is involved, who is a member in good standing of the American Institute of Real

Estate Appraisers, recognized and licensed to do business in the jurisdiction where the applicable Real Property is situated, and who may be employed by the Company.

     "Asset Acquisition" means (i) any capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock, by the Company or any of its Subsidiaries in any other Person, in either case pursuant to which such Person shall become a Subsidiary of the Company or any of its Subsidiaries or shall be merged with or into the Company or any of its Subsidiaries or (ii) any acquisition by the Company or any of its Subsidiaries of the assets of any Person which constitute substantially all of an operating unit or business of such Person.

     "Asset Sale" means any direct or indirect sale, conveyance, transfer, lease or other disposition to any Person other than the Company or a Wholly-Owned Subsidiary of the Company, in one transaction or a series of related transactions, of (i) any Capital Stock of any Subsidiary of the Company (other than directors' qualifying shares or investments by foreign nationals required by applicable law), or (ii) any other property or asset of the Company or any Subsidiary of the Company, in each case, other than inventory or receivables and other than any isolated transaction which does not exceed $250,000 individually or $2,500,000 in the aggregate for all such transactions. For the purposes of this definition, the term Asset Sale shall not include (a) any disposition of properties and assets of the Company or any Subsidiary that is governed under and complies with the requirements set forth in Article V or any sale by the Company of its Capital Stock; (b) a disposition of Cash Equivalents or Investment Grade Securities or obsolete or worn out equipment in the ordinary course of business; (c) any dividend or distribution that is permitted to be made, and is made, under Section 4.12; (d) any financing transaction with respect to property built or acquired by the Company or any Subsidiary after the Issue Date including, without limitation, sale-leasebacks and asset securities; and (e) transfers of accounts receivable, or participations therein, in connection with the Revolving Credit Facility.

     "Asset Sale Offer" has the meaning provided in Section 4.13.

     "Asset Sale Payment Date" means, with respect to any Available Amount from an Asset Sale, the earliest of (x) the 270th day following receipt of such Available Amount if no written commitments to apply such Available Amount to a use other than an Asset Sale Offer have been made or (y) the 360th day following receipt of such Available Amount or (z) the Business Day following the date on which an Asset Sale Offer shall expire.

     "Available Amount" has the meaning provided in Section 4.13.

     "Baltimore Property" means any Property of the Company and its Subsidiaries located at 3501 East Biddle Street, Baltimore, Maryland 21213 or used primarily in connection with the Company's business and operations at such location.

     "Bankruptcy Law" means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

     "Bank Security Agreement" means that certain security and pledge agreement, dated as of November 28, 1989 and amended on December 21, 1993 and April 25, 1997, between the Company and BankBoston N.A., as agent, as amended, supplemented or otherwise modified from time to time, including any security agreement executed in connection with a refinancing of the Revolving Credit Facility permitted hereunder to the extent the Lien granted pursuant to such security agreement is permitted hereunder.

     "Blackstone" means Blackstone Capital Partners Merchant II Banking Fund L.P. and its Affiliates.

     "Board of Directors" means the Board of Directors of the Company or any committee of such Board of Directors authorized to act for it hereunder.

     "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person, to have been duly adopted by the board of directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day except a Saturday, a Sunday or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock, whether outstanding on the Issue Date or issued after the Issue Date, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

     "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purposes of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "Cash Equivalents" means, at any time (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation (except an Affiliate of the Company) organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investors Service, Inc.; (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; provided, however, that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency; (v) investment funds investing 95% of their assets in securities of the types described in clauses (i)-(iv) above; and (vi) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's or S&P.

     "Change of Control" means the occurrence of one or more of the following events: (i) any Person or group (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the date hereof), other than the Permitted Holders or any combination of Permitted Holders, shall own beneficially, directly or indirectly, in the aggregate shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company at a time when the Permitted Holders or any combination of Permitted Holders shall fail to own beneficially, directly or indirectly, shares representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; (ii) the Permitted Holders or any combination of Permitted Holders shall fail to own beneficially, directly or indirectly, in the aggregate Capital Stock representing at least 51% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Holdings; provided, however, that Permitted Holders may own less than 51% provided that (a) a majority of the seats (excluding vacant seats) on the Board of Directors of the Company shall at any time after the Initial Closing Date have been occupied by Persons who were either (a) nominated by any one or more Permitted Holders or by a majority of the Board of Directors of the Company, respectively, or (b) appointed by directors so nominated and (b) no other Person shall own beneficially, directly or indirectly, in the aggregate shares representing more than the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company than the Permitted Holders or (iii) a majority of the seats (excluding vacant seats) on the Board of Directors of Holdings or the Company shall at any time after the Initial Closing Date have been occupied by Persons who were neither (a) nominated by any one or more Permitted Holders or by a majority of the Board of Directors of Holdings or the Company, respectively, nor
(b) appointed by directors so nominated.

     "Change of Control Date" has the meaning provided in Section 4.15.

     "Change of Control Offer" has the meaning provided in Section 4.15.

     "Change of Control Payment Date" has the meaning provided in Section 4.15.

     "Closing Date Mortgaged Real Property" has the meaning provided in the Credit Agreement.

     "Closing Date Security Documents" has the meaning provided in the Credit Agreement.

     "Closing Date Collateral" has the meaning provided in the Credit Agreement.

     "Collateral" means, collectively, all of the property and assets (including, without limitation, Trust Moneys) that are from time to time subject to the Lien created by this Indenture, the Security Agreements and the Mortgages and any other Property made subject to a Lien in favor of the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Security Documents, including, without limitation, the Closing Date Collateral and the Satisfaction Date Collateral; provided, however, that "Collateral" shall not include the Baltimore Property or the Harrison Property.

     "Collateral Agent" means The Chase Manhattan Bank, in its capacity as collateral agent for the Secured Parties under the Security Documents or any successor Collateral Agent appointed pursuant to Section 11.15.

     "Collateral Proceeds" has the meaning provided in Section 4.13.

     "Collective Bargaining Agreement" has the meaning provided in the Credit Agreement.

     "Common Stock" means, with respect to any Person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of, such Person's common stock, whether outstanding on the Issue Date or issued after such date, and includes, without limitation, all series and classes of such common stock.

     "Company" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and, thereafter, means the successor.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice-Chairman, its Chief Executive Officer, its President or a Vice President, and by its Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and delivered to the Trustee.

     "Consolidated Cash Flow Available for Fixed Charges" means, with respect to the Company for any period, (a) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) Consolidated Net Income, (ii) Consolidated Non-cash Charges, (iii) Consolidated Interest Expense,
(iv) Consolidated Income Tax Expense, (v) any fees, expenses or charges related to any issuance of Capital Stock, permitted Investments, the acquisition of recapitalization of Indebtedness permitted to be incurred hereby (in each case, whether or not successful) and fees, expenses or charges related to the Merger and the Transactions (including fees to Blackstone and Veritas) to the extent reducing Consolidated Net Income for such period, (vi) the amount of any nonrecurring charges (including any one-time costs incurred in connection with acquisitions after the Closing Date) to the extent reducing Consolidated Net Income for such period, (vii) [cash and](1) non-cash OPEB expense determined in accordance with GAAP to the extent reducing Consolidated Net Income for such period and (viii) the amount of annual management, monitoring, consulting and advi-

--------------
(1) Subject to discussion
sory fees and related expenses paid to Blackstone and Veritas and their Affiliates consistent with past customary practices of Blackstone and Veritas with respect to portfolio companies less (b) any non-cash items increasing Consolidated Net Income for such period.

     "Consolidated Financial Statements" means the consolidated and combined financial statements of the Company.

     "Consolidated Fixed Charge Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of Consolidated Cash Flow Available for Fixed Charges for the four quarter period of the most recent four consecutive fiscal quarters ending prior to the date of such determination (the "Calculation Date") for which Consolidated Financial Statements are available (the "Four Quarter Period") to (ii) Consolidated Fixed Charges for such Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated Cash Flow Available for Fixed Charges" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to, without duplication, (a) the incurrence of any Indebtedness by the Company or any of its Subsidiaries (and the application of the net proceeds thereof) during the period commencing on the first day of the Four Quarter Period to and including the Calculation Date (the "Reference Period"), including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation (and the application of the net proceeds thereof), as if such incurrence (and application) occurred on the first date of the Reference Period, (b) an adjustment to eliminate or include, as the case may be, the Consolidated Cash Flow Available for Fixed Charges and Consolidated Fixed Charges directly or indirectly attributable to assets which are the subject of any Asset Sale or Asset Acquisition (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or one of its Subsidiaries (including any Person who becomes a Subsidiary of the Company as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness) occurring during the Reference Period, as if such Asset Sale or Asset Acquisition occurred on the first day of the Reference Period, (c) the retirement of Indebtedness during the Reference Period which cannot thereafter be reborrowed occurring as if retired on the first day of the Reference Period, (d) an adjustment to eliminate any net after-tax extraordinary gains or losses and (e) an adjustment to eliminate any charges arising out of the Transactions. For purposes of calculating "Consolidated Fixed Charges" for this "Consolidated Fixed Charge Coverage Ratio", (a) interest on outstanding Indebtedness determined on a fluctuating basis as of the Calculation Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Calculation Date, (b) if interest on any Indebtedness actually incurred on the Calculation Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Calculation Date will be deemed to have been in effect during the Reference Period and (c) notwithstanding clauses (a) and (b) of this sentence, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations for the twelve month period following the Calculation Date, shall be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements to the extent then applicable. If the Company or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, this definition shall give effect to the incurrence of such guaranteed Indebtedness as if such Person had directly incurred or otherwise assumed such guar-anteed Indebtedness. Notwithstanding the foregoing, for the purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. For purposes of this definition, whenever pro forma effect is to be given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting Officer of the Company. In addition, for purposes of this definition, whenever pro forma effect is to be given to an Asset Acquisition or Investment, pro forma calculations (including, without limitation, with respect to cost savings and synergies) shall be determined in accordance with Regulation S-X under the Securities Act and the interpretations thereof by the SEC; provided that such computation shall be adjusted from time to time following the Asset Acquisition to eliminate cost savings and synergies that have either been realized (and therefore are reflected in actual results) or cannot reasonably be expected to be realized (whether based upon information and results obtained following the applicable Asset Acquisition or Investment or otherwise) by the Company and its Subsidiaries. In no event shall the Consolidated Fixed Charge Coverage Ratio reflect any anticipated, but unrealized, cost savings resulting from the Merger or the Collective Bargaining Agreement (whether or not determined in accordance with Regulation S-X under the Securities Act and the interpretations thereof by the SEC).

     "Consolidated Fixed Charges" means, with respect to the Company for any period, the sum of, without duplication, the amounts for such period of (a) the Consolidated Interest Expense of the Company and (b) the aggregate amount of dividends and other distributions paid or accrued during such period in respect of Disqualified Capital Stock of the Company and its Subsidiaries on a consolidated basis.

     "Consolidated Income Tax Expense" means, with respect to the Company for any period, the provision for Federal, state, local and foreign income taxes of the Company and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means, with respect to the Company for any period, without duplication, the sum of (i) the interest expense (whether cash or non-cash) of the Company and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP to the extent deducted in calculating Consolidated Net Income, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Rate Protection Obligations relating to interest (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (e) all capitalized interest and all accrued interest but excluding non-cash amortization of deferred financing fees and other issuance costs, and (f) all scheduled payments of interest paid to Holdings and referred to in Section 4.12(b)(v), and (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP to the extent deducted in calculating Consolidated Net Income.

     "Consolidated Net Income" means, with respect to the Company for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (a) all net after-tax extraordinary gains or losses (including any net after-tax income (loss) from the Baltimore Property or the Harrison Property and any net after-tax gains or losses on disposal of discontinued operations),
(b) the portion of net income (but not losses) of the Company and its Subsidiaries allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by the Company or one of its Subsidiaries, (c) net income (or loss) of any Person combined with the Company or one of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (d) any gain or loss realized upon the termination of any employee pension benefit plan, on an after-tax basis, (e) gains or losses in respect of any Asset Sales by the Company or one of its Subsidiaries, (f) the cumulative non-cash effect of any change in any accounting principle, (g) the net income of any Non-Recourse Subsidiary, except, for purposes of Section 4.12, to the extent that cash dividends or distributions have been actually received by the Company or one of its Subsidiaries, (h) the non-cash effect of compensation expense related to the contribution of shares held by any qualified employee stock ownership trust formed for employees of the Company and its Subsidiaries and (i) the net income of any Subsidiary of the Company to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, law, rule or governmental regulation applicable to that Subsidiary or its stockholder(s).

     "Consolidated Non-cash Charges" means the aggregate depreciation, amortization and other non-cash expenses of the Company and its Subsidiaries (including any non-cash charges related to any employee stock ownership plan) reducing Consolidated Net Income of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss or any such charge which required an accrual of or a reserve for cash charges for any future period).

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at [ ],
Attention: [ ].

     "Credit Agreement" means the Credit Agreement dated as of November 6, 1998, among the Company, the Guarantors named therein, the Lenders named therein, The Chase Manhattan Bank, DLJ Bridge Finance Inc. and BankBoston, N.A., as agents, and The Chase Manhattan Bank, as Collateral Agent, together with the related documents thereto (including, without limitation, any guarantee agreements, promissory notes and collateral documents), in each case as such agreements may be amended, supplemented or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid or extended from time to time (whether with the original agents and lenders or other agents and lenders or otherwise, and whether provided under the original Credit Agreement or other credit agreements or otherwise).

     "Credit Agreement Indebtedness" means any and all amounts, whether outstanding on the Issue Date or thereafter incurred, payable under or in respect of the Credit Agreement and any related notes, collateral documents, letters of credit and guarantees, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company or any Subsidiary of the Company whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

     "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect against fluctuations in currency values.

     "Custodian" has the meaning provided in Section 6.1.

     "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

     "Depository" means The Depository Trust Company, its nominees and successors.

     "Disinterested Director" means, with respect to any transaction or series of transactions, a member of the Board of Directors of the Company other than a director who has any material direct or indirect financial interest in or with respect to such transaction or series of transactions.

     "Disqualified Capital Stock" means, with respect to any Person, any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Securities.

     "Environmental Laws" means the common law and all (a) federal, state, local and foreign laws, regulations, codes or orders, and (b) decrees, judgments or injunctions to which the Company or a predecessor in interest of the Mortgaged Real Property is a named party, issued, promulgated, approved or entered thereunder, in each case, relating to pollution or protection of public or employee health or the environment, including, without limitation, those relating to handling, use, storage, treatment, disposal, removal, emission, discharge or release of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     "Event of Default" has the meaning provided in Section 6.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Securities" means the 15.5% First Mortgage Notes due 2006, Series B, to be issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement.

     "Exchange Offer" shall have the meaning specified in the Registration Rights Agreement.

     "Excluded Contributions" means the net cash proceeds received by the Company after the Issue Date from (a) contributions to common equity capital and
(b) the sale (other than to a Sub-
sidiary or to any Holdings, Company or Subsidiary management equity plan or stock option plan or any other management or employee benefit plan or agreement) of Capital Stock (other than Disqualified Capital Stock) of the Company, in each case designated (i) to be used for Investments within 180 days of receipt and
(ii) as Excluded Contributions pursuant to an Officers' Certificate, the cash proceeds of which are excluded from the calculation set forth in Section 4.12.

     "Fair Market Value" or "fair value" means, with respect to any asset or property, the price which could be negotiated in an arms' length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee except (x) any determination of Fair Market Value made with respect to any parcel of Real Property constituting a part of, or proposed to be made a part of, the Collateral shall be made by an Appraiser and also be delivered to the Collateral Agent and (y) as otherwise indicated in this Indenture.

     "Financial Advisor" means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith determination of the Company, qualified to perform the task for which it has been engaged.

     "First Mortgage Notes" means the Company's 9-7/8% First Mortgage Notes Due 2001.

     "First Mortgage Notes Indenture" means the indenture dated as of December 15, 1993 between the Company and the First Mortgage Notes Trustee, as amended and supplemented or otherwise modified from time to time.

     "First Mortgage Notes Trustee" means Bankers Trust Company, as trustee under the First Mortgage Notes Indenture, or its successor thereunder.

     "Funding Guarantor" has the meaning provided in Section 11.07.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are applicable as of the Issue Date.

     "Global Securities" means one or more Regulation S Global Securities and 144A Global Securities.

     "Governmental Authority" means any government or political subdivision of the United States or any other country or any agency, authority, board, bureau, central bank, commission, department or instrumentality thereof or therein, including, without limitation, any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government or political subdivision.

     "Guarantee" means the guarantee of the Guarantors set forth in Article X and any additional guarantee of the Securities executed by any Subsidiary of the Company.

     "Guarantors" means (i) each of the Company's domestic Subsidiaries existing on the Issue Date (other than The Oberlin Insurance Company and Non-Recourse Subsidiaries), (ii) each guarantor under the Credit Agreement, (iii) each of the Company's Subsidiaries that has pledged any Collateral and (iv) each of the Company's Subsidiaries that in the future executes a supplemental indenture in which such Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor whether pursuant to the provisions set forth under Section 4.18 or otherwise.

     "Harrison Property" means any Property of the Company and its Subsidiaries located at 2201 Harrison Avenue, S.W., Canton, Ohio 44706 or used primarily in connection with the Company's business and operations at such location.

     "Hazardous Materials" means pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, including, without limitation, petroleum, including crude oil or any petroleum product or any fraction thereof, and asbestos and asbestos-containing materials.

     "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

     "Holdings" means RES Holding Corporation.

     "incur" means, with respect to any Indebtedness, to directly or indirectly, create, incur, assume, issue, guarantee or otherwise become liable for or with respect to such Indebtedness, and the terms "incurred," "incurrence" and "incurring" having meanings correlative to the foregoing.

     "Indebtedness" means, with respect to any Person, without duplication, (a) all liabilities of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade accounts payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letter of credit, bankers' acceptance or other similar credit transaction, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (f) all guarantees of Indebtedness referred to in this definition by such Person, (g) all Disqualified Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends,
(h) all Interest Rate Protection Obligations of such Person and (i) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) through (h) above. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined in good faith by the Board of Directors of the Company. For purposes of Section 4.9, in determining the principal amount of any Indebtedness (a) to be incurred by the Company or one of its Subsidiaries or which is outstanding at any date, (x) the principal amount of any Indebtedness which provides that an amount less than the principal amount thereof shall be due upon any declaration of acceleration thereof shall be the accreted value thereof at the date of determination and (y) effect shall be given to the impact of any Currency Agreements with respect to such Indebtedness and (b) outstanding at any time under any Currency Agreement of the Company or any of its Subsidiary shall be the net payment obligation under such Currency Agreement at such time. When any Person becomes a Subsidiary of the Company, there shall be deemed to have been an incurrence by such Subsidiary of all Indebtedness for which it is liable at the time it becomes a Subsidiary of the Company. If the Company or any of its Subsidiaries, directly or indirectly, guarantees Indebtedness of a third Person, there shall be deemed to be an incurrence of such guaranteed Indebtedness as if the Company or such Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

     "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the terms hereof.

     "Independent" when used with respect to any specified Person means such a Person who (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in the Company or in any Affiliate of the Company and (c) is not an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions for the Company. Whenever it is provided in this Indenture that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by the Company and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning thereof.

     "Initial Closing Date" means the Closing Date, as defined under the Credit Agreement.

     "Initial Purchasers" means [    ].

     "Initial Securities" means the 15.5% First Mortgage Notes due 2006, Series A, of the Company.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Intellectual Property" has the meaning provided in the Credit Agreement.

     "Intercreditor Agreement" means the agreement substantially in the form of
Exhibit XIV to the Credit Agreement between the Collateral Agent and the agent under the Revolving Credit Facility, as the same may be amended, supplemented or otherwise modified from time to time.

     "interest," when used with respect to any Security, means the amount of all interest accruing on such Security, including all interest accruing subsequent to the occurrence of any events specified in Sections 6.1(a)(vii) and (viii) or which would have accrued but for any such event.

     "Interest Payment Date," when used with respect to any Security, means the stated maturity of an installment of interest specified in such Security.

     "Interest Rate," when used with respect to any Security, means the rate per annum specified in such Security as the rate of interest accruing on the principal amount of such Security.

     "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

     "Investment" means, with respect to any Person, (i) any direct or indirect loan, advance (other than advances to customers and employees for moving, entertainment, travel expenses and commissions, drawing accounts and similar expenditures in the ordinary course of business), extension of credit (other than trade credit) or capital contribution to any Person (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or (ii) any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person. "Investments" shall not include accounts receivable and extensions of credit by any Person in the ordinary course of business. In addition to the foregoing, any foreign exchange contract, currency swap or similar agreement shall constitute an Investment hereunder.

     "Investment Grade Securities" means (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by Standard & Poor's Ratings Group or Baa3 or higher by Moody's Investors Service, Inc. or the equivalent of such rating by such rating organization, or, if no rating of Standard & Poor's Ratings Group or Moody's Investors Service, Inc. then exists, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Company and its Subsidiaries, and (iii) investments in any fund that invests ex-clusively in investments of the type described in clauses (i) and (ii) which fund may also hold immaterial amounts of cash pending investment and/or distribution.

     "Issue Date" means [    ], [   ], the date of original issuance of the
Securities.

     "Legal Holiday" means any day other than a Business Day.

     "Lien" means any mortgage, lien (statutory or other), pledge, security interest, hypothecation, assignment for security or other security agreement of any kind or nature whatsoever. For purposes of this Indenture, a Person shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

     "Lenders" shall have the meaning ascribed thereto under the Credit
Agreement.

     "Loans" shall have the meaning ascribed thereto under the Credit Agreement.

     "Maturity Date," when used with respect to the Securities, means the date specified in such Security as the fixed date on which the principal of such Security is due and payable.

     "Mortgage" means an agreement, including, without limitation, a fee or leasehold mortgage, deed of trust or other document acceptable to the Collateral Agent creating and evidencing a Lien on Mortgaged Real Property, which shall be substantially in the form of Exhibit E hereto, including such additional provisions or other deviations from such Exhibit as shall be necessary to conform such Mortgage to applicable local law or the terms of this Indenture, as the case may be, as the same may be amended, supplemented or otherwise modified from time to time.

     "Mortgaged Real Property" means each Real Property of the Company and its Subsidiaries, including, without limitation, those set forth on Schedule B, which shall, at the times contemplated herein (other than the Closing Date Mortgaged Real Property, which shall be subject to a Mortgage as of the Initial Closing Date), be subject to a Mortgage.

     "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel, accountants and investment bankers) related to such Asset Sale; (ii) provisions for all taxes payable as a result of such Asset Sale; (iii) amounts required to be applied to the repayment of principal, premium (if any) and interest on Indebtedness required (other than required by Section 4.13(b)(i)) to be paid as a result of such transaction to the extent secured by a Lien on such Property that is permitted hereunder or under the applicable Security Document and to the extent the operative agreement relating to such Indebtedness requires or otherwise permits such a repayment; and (iv) appropriate amounts to be provided by the Company or any of its Subsidiaries, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any of its Subsidiaries, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any representations, warranties or indemnification obligations associated with such Asset Sale.

     "Net Proceeds" means (a) in the case of any sale of Capital Stock by the Company, the aggregate net cash proceeds received by the Company, after payment of expenses, commissions and the like incurred in connection therewith, (b) in the case of any exchange, exercise, conversion or surrender of outstanding securities of any kind for or into shares of Capital Stock of the Company which is not Disqualified Capital Stock, the net book value of such outstanding securities on the date of such exchange, exercise, conversion or surrender (plus any additional amount required to be paid by the holders to the Company upon such exchange, exercise, conversion or surrender, less any and all payments made to such holders, e.g., on account of fractional shares, and less all expenses incurred by the Company in connection therewith), and (c) in the case of the issuance of any Indebtedness by the Company, the aggregate net cash proceeds received by the Company, after payment of expenses, commissions and the like incurred in connection therewith.

     "Non-Collateral Proceeds" has the meaning specified in Section 4.13.

     "Non-Recourse Indebtedness" means Indebtedness as to which (i) neither the Company nor any of its Subsidiaries (but in no event including the relevant Non-Recourse Subsidiary) (1) provides credit support (including any undertaking, agreement or instrument which would constitute Indebtedness), (2) is directly or indirectly liable or (3) constitutes the lender and (ii) no default with respect to such Indebtedness (including any rights which the holders thereof may have to take enforcement action against the relevant Non-Recourse Subsidiary or its assets) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or its Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

     "Non-Recourse Subsidiary" means a Subsidiary of the Company (i) none of whose properties or assets were owned by the Company or any of its Subsidiaries prior to the Issue Date other than assets comprising an Investment permitted under Section 4.22, (ii) whose properties and assets, to the extent they secure Indebtedness, secure only Non-Recourse Indebtedness, except in the case of the Credit Agreement and (iii) which has no Indebtedness other than Non-Recourse Indebtedness, except in the case of the Credit Agreement.

     "Non-U.S. Person" has the meaning assigned to such term in Regulation S.

     "Offering Memorandum" means the Offering Memorandum dated [       ],
[      ] pursuant to which the Securities were offered, and any supplement thereto.

     "Officer" means the President, the Chief Executive Officer, any Vice President, any General Manager, the General Counsel, the Chief Financial Officer, the Secretary, the Associate General Counsel, the Treasurer, or the Controller of the Company, as the case may be.

     "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company, as the case may be; provided, however, that any Officers' Certificate delivered pursuant to Section 4.6 of this Indenture shall be signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company.

     "144A Global Security" means a permanent global note in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A under the Securities Act.

     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee, which may include counsel to the Company.

     "Paying Agent" has the meaning provided in Section 2.3.

     "Permanent Regulation S Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

     "Permitted Holders" means (i) Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners II L.P., a Cayman Islands exempted limited partnership, and Blackstone Family Investment Partnership II L.P., a Delaware limited partnership, (ii) any Affiliate of the foregoing and (iii) each general partner of any of the foregoing who is a partner or employee of The Blackstone Group L.P.; provided, however, that to the extent a Change of Control occurs that results in a Change of Control Offer being made and consummated in accordance with Section 4.15, the Person or group deemed to have acquired control which triggered such Change of Control shall thenceforth, together with its Affiliates, be deemed to constitute additional Permitted Holders.

     "Permitted Investments" means (i) obligations of the U.S. government due within one year; (ii) certificates of deposit or Eurodollar deposits due within one year with a commercial bank having capital funds of at least $500,000,000 or more; (iii) commercial paper having a rating of at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investors Service, Inc.; and (iv) debt of any state of the United States or political subdivision that is rated A or better and due within one year.

     "Permitted Liens" means, with respect to any Person, any Lien arising by reason of (a) Liens for taxes, assessments or other governmental charges or levies not yet delinquent, or which are for less than $500,000 in the aggregate, or which are being validly contested in good faith by appropriate proceedings or for property taxes on property that the Company or any of its Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge, levy or claim is to such property; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, laborers', employees' or suppliers' or other like Liens on property of the Company or any of its Subsidiaries arising in the ordinary course of business and securing obligations that are not due and payable or that are being contested in good faith by negotiations or appropriate proceedings and in respect of which, if applicable, the Company or the relevant Subsidiary shall have set aside on its books reserves in accordance with GAAP;
(c) pledges and deposits made in the ordinary course of business by the Company or any of its Subsidiaries in compliance with the Federal Employers Liability Act or any other workmen's compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations; (d) deposits by the Company or any of its Subsidiaries to secure the performance of tenders, bids, contracts (other than for Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;
(e) zoning restrictions, easements, trackage rights, leases (other than Capitalized Lease Obligations), licenses, special assessments, rights-of-way, restrictions on use of Real Property and other similar encumbrances incurred by the Company or any of its Subsidiaries in the ordinary course of business which, individually and in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries; (f) Liens consisting of interests of lessors under capital or operating leases permitted by Section 4.9; (g) Liens securing judgments, decrees or orders against the Company or any of its Subsidiaries, so long as such Lien is being contested in good faith and is adequately bonded, any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; (h) any leases or subleases to other Persons of properties or assets owned or leased by the Company or any of its Subsidiaries; (i) any Lien arising by operation of law pursuant to Section 107(1) of CERCLA, 42 U.S.C. ss. 9607(1), or pursuant to analogous state law, for costs or damages which are not yet due (by virtue of a written demand for payment by a government authority) or which are being contested in good faith by appropriate proceedings, or on property that the Company or any of its Subsidiaries has determined to abandon if the sole recourse for such costs or damages is to such property; provided, that the liability of the Company and its Subsidiaries with respect to the matter giving rise to all such Liens shall not, in the reasonable estimate of the Company (in light of all attendant circumstances, including the likelihood of contribution by third parties), exceed $2,000,000; (j) Liens that are contractual rights of setoff (i) relating to the establishment by the Company or any of its Subsidiaries of depository relations with banks not given in connection with the issuance of Indebtedness or (ii) pertaining to pooled deposit and/or sweep accounts of the Company and/or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Company and its Subsidiaries; (k) Liens securing obligations in respect of trade-related letters of credit permitted under Section 4.9 and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit; (l) the sale of accounts receivable in connection with collection in the ordinary course of business; (m) construction Liens arising in the ordinary course of business, including Liens for work performed for which payment has not been made, securing obligations that are not due and payable or are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Company or the relevant Subsidiary shall have set aside on its books reserves in accordance with GAAP; (n) Liens on assets of the Company and its Subsidiaries not constituting Collateral securing approximately $8,300,000 of severance payments required to be funded into a "rabbi trust" upon a change in control of the Company under the Credit Agreement; (o) Liens securing Currency Agreements, Interest Rate Protection Obligations and commodity hedging agreements and (p) Liens arising in connection with the memorandum of understanding between the Company and the Pension Benefit Guaranty Corporation dated November 2, 1998.

     "Permitted Related Acquisition" has the meaning provided in Section 4.13.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Preferred Stock" means, with respect to any Person, any and all shares, interest, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding, or issued after the date of this Indenture, and including, without limitation, all classes and series of preferred or preference stock of such Person.

     "Prior Liens" means Liens which, pursuant to the provisions of any Security Document, are or may be superior to the Lien of or otherwise permitted by such Security Document, which, in the case of Prior Liens to be scheduled in the Security Documents to be delivered on any Satisfaction Date, as shall be reasonably acceptable to the Collateral Agent.

     "principal" of a debt security means the principal amount of the security plus, when appropriate, the premium, if any, on the security.

     "Private Exchange Securities" shall have the meaning specified in the Registration Rights Agreement.

     "Private Placement Legend" shall mean a legend substantially in the form of the first paragraph of the legend initially set forth in the Securities in the form set forth on Exhibit A-1.

     "Prohibited Investments" has the meaning provided in Section 4.22.

     "Property" means any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including ownership interests of any Person.

     "Public Equity Offering" means a public offering by the Company of shares of its Common Stock through one or more underwriters, which offering is registered with the SEC.

     "Real Property" means all interests in land, building improvements and appurtenant fixtures, easements and other property and rights incidental to the ownership, lease or operation thereof, in each case owned or leased (as lessee) by the Company or its Subsidiaries, including the Mortgaged Real Property.

     "Redemption Date" means, with respect to any Security, the Maturity Date of such Security or the date on which such Security is to be redeemed by the Company pursuant to the terms of the Securities.

     "Registrar" has the meaning provided in Section 2.3.

     "Registration Rights Agreement" means the Registration Rights Agreement
dated as of [    ], [ ] by and among the Company, the Guarantors and the Initial
Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

     "Release Notice" has the meaning provided in Section 11.4.

     "Required Filing Dates" has the meaning provided in Section 4.7.

     "Requisite Obligees" means, as of the applicable date of determination thereof, Secured Parties holding (or representing) in the aggregate more than 50% of the sum of the outstanding principal amounts of (x) all Loans and (y) all Securities.

     "Resale Restriction Termination Date" means the date which is two years after the later of the Issue Date and the last date on which the Company or any of its Affiliates held any beneficial interest in a Security being acquired or a predecessor to such Securities.

     "Responsible Officer" means, with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Secretary or any officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Restricted Payment" means any of the following: (i) the declaration or payment of any dividend or any other distribution on Capital Stock of the Company or any Subsidiary of the Company or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any Subsidiary of the Company (other than (x) dividends or distributions payable solely in Capital Stock (other than Disqualified Capital Stock) or in options, warrants or other rights to purchase Capital Stock (other than Disqualified Capital Stock) and (y) in the case of Subsidiaries of the Company, dividends or distributions payable to the Company or to a Wholly-Owned Subsidiary of the Company or made on a pro rata basis to all stockholders of such Subsidiary), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any of its Subsidiaries, (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Indebtedness which is subordinated in right of payment to the Securities (other than the payment, purchase, defeasance, repurchase, redemption or other acquisition or retirement for value of any such Indebtedness in anticipation of satisfying a sinking fund obligation, principal installment or final maturity in any case due within one year of the date of such payment, purchase, defeasance, repurchase, redemption or other acquisition or retirement for value) or (iv) the making of any Prohibited Investment or guarantee of any Investment in any Person other than as permitted pursuant to clauses (i)-(vi) of Section 4.22.

     "Restricted Security" means a Security that constitutes a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

     "Revolving Credit Facility" means the credit agreement between the Company, the lenders listed therein and BankBoston, as agent, providing for working capital and other financing, as the same may at any time be amended, amended and restated, supplemented or otherwise modified, including any refinancing, refunding, replacement or extension thereof and whether by the same or any other lender or group of lenders.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company of any property, which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing.

     "Satisfaction Date" means any date upon which the Company and its Subsidiaries repay or otherwise satisfy in full the Company's and its Subsidiaries' obligations (other than obligations which by the express terms of the applicable agreement survive repayment in full of the applicable underlying obligations, including, without limitation, indemnification obligations) under
(i) the First Mortgage Notes, the First Mortgage Notes Indenture and the other documents, instruments and agreements executed in connection therewith and/or
(ii) to the extent applicable under Section 11.1, the Revolving Credit Facility in effect on the date hereof and the other documents, instruments and agreements executed in connection therewith, if, on such date, the obligations thereunder have been repaid in full and the commitments thereunder to lend are terminated.

     "SEC" means the Securities and Exchange Commission.

     "Secured Parties" means the Collateral Agent, the Lenders, the Agents under the Credit Agreement, the Trustee and the Holders of the Securities; provided, however, that with respect to the Closing Date Security Documents and the Closing Date Collateral, such term shall include the holders of the First Mortgage Notes and the First Mortgage Notes Trustee.

     "Securities" means the 15% First Mortgage Notes Due 2006 issued, authenticated and delivered under this Indenture, as amended or supplemented from time to time pursuant to the terms of this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Security Agreement" means an agreement which will be substantially in the form of Exhibit F hereto, including such additional provisions or other deviations from such Exhibit as shall be necessary to conform such Security Agreement to applicable local law or the terms of this Indenture, as the case may be, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Security Documents" means any Security Agreement, the Mortgages, the Intercreditor Agreement and all Uniform Commercial Code financing statements evidencing the Security Interests and any other document or instrument utilized to pledge as collateral for the Obligations (as defined in the Credit Agreement) and the Securities any Property, including, without limitation, any and all documents and instruments executed and delivered pursuant to the provisions of
Section 11.1 and 11.2, including, without limitation, the Closing Date Security Documents.

     "Security Interests" means the Lien on the Collateral created by the Security Documents in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Subsidiary" means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by a Subsidiary of the Company or by the Company and a Subsidiary of the Company or (ii) any other Person (other than a corporation) in which the Company, a Subsidiary of the Company or the Company and a Subsidiary of the Company, directly or indirectly, at the date of determination thereof, has at least a majority ownership interest. Notwithstanding the foregoing, a Non-Recourse Subsidiary of the Company shall not be deemed a Subsidiary of the Company under this Indenture, other than for purposes of the definition of Non-Recourse Subsidiary, unless the Company shall have designated a Non-Recourse Subsidiary as a "Subsidiary" by written notice to the Trustee under this Indenture; provided, however, that the Company shall not be permitted to designate any Non-Recourse Subsidiary as a Subsidiary unless, after giving pro forma effect to such designation, the Consolidated Fixed Charge Coverage Ratio of the Company shall be at least 2.25:1. A designation of a Non-Recourse Subsidiary as a Subsidiary may not thereafter be rescinded.

     "Survey" means a survey of any Mortgaged Real Property (and all improvements thereon): (i) prepared by a surveyor or engineer licensed to perform surveys in the state where such Mortgaged Real Property is located, (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof (unless there shall have occurred within six months prior to such date of delivery any exterior construction on the site of such Mortgaged Real Property, in which event such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery) or dated otherwise if acceptable to the Collateral Agent,
(iii) certified by the surveyor (in a manner reasonably acceptable to the Collateral Agent) to the Agents, the Collateral Agent, the Trustee and the Title Company and (iv) sufficient to cause the Title Company to issue the survey endorsements to the title insurance commitment and policy required hereunder relating to the Mortgaged Real Property described in such Survey.

     "Temporary Regulation S Global Security" means a temporary global security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act. No interest shall be paid in respect of Securities in the form of the

Temporary Regulation S Global Security until such time as such Securities are exchanged for interests in the Permanent Regulation S Global Security.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture.

     "Title Company" means Chicago Title Insurance Company or such other title insurance or abstract company as shall be designated by the Company and reasonably acceptable to the Collateral Agent.

     "Transactions" has the meaning provided in the Credit Agreement.

     "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor, and shall in addition include any Person designated or constituted as a co-trustee or separate trustee pursuant to Section 7.12 for the limited purposes of such designation or constitution.

     "Trust Moneys" has the meaning provided in Section 12.1.

     "Unrestricted Securities" means one or more Securities that do not and are not required to bear the Private Placement Legend in the form set forth in Exhibit A-1, including, without limitation, the Exchange Securities.

     "U.S. Government Obligations" has the meaning provided in Section 8.1.

     "Veritas" means The Veritas Capital Fund, L.P. and its Affiliates.

     "Wholly-Owned Subsidiary" means any Subsidiary of the Company 99% of the (other than shares of Capital Stock representing any director's qualifying shares or investments by foreign nationals mandated by applicable law) of the total voting power of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees hereof is at the time owned by the Company, by a Wholly-Owned Subsidiary of the Company or by the Company and a Wholly-Owned Subsidiary of the Company.

     SECTION 1.2. Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision shall be deemed incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     (a) "Commission" means the SEC;

     (b) "indenture securities" means the Securities;

     (c) "indenture security holder" means a Securityholder;

     (d) "indenture to be qualified" means this Indenture;

     (e) "indenture trustee" or "institutional trustee" means the Trustee; and

     (f) "obligor" on the Indenture securities means the Company.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings so assigned to them therein.

     SECTION 1.3. Rules of Construction.

     Unless the context otherwise requires:

     (a) a term has the meaning assigned to it;

     (b) "or" is not exclusive;

     (c) words in the singular include the plural, and words in the plural include the singular;

     (d) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision;

     (e) unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statements of the Company; and

     (f) "including" means including, without limitation, unless the context otherwise requires.


                                   ARTICLE II

                                 THE SECURITIES

     SECTION 2.1. Form and Dating.

     The Initial Securities, the notation thereon relating to the Guarantees and the Trustee's certificates of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-1 annexed hereto. The Securities other than Initial Securities, the notation thereon relating to the Guarantees and the Trustee's certificates of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-2 annexed hereto. The Securities may have notations, legends or endorsements required by law, rule, the rules of any stock exchange on which the Securities are listed, usage or agreement to which the Company is subject (provided that any such notation, legend or endorsement is in a form reasonably acceptable to the Company). Each Security shall be dated the date of issuance and shall show the date of its authentication. The terms and provisions contained in the Securities and the Guarantees set forth in Exhibit A-1 and Exhibit A-2 shall constitute, and are expressly made, a part of this Indenture.

     Securities offered and sold in reliance on Rule 144A and Securities offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in Exhibit A-1, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Exhibit B. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

     Securities issued in exchange for interests in a Global Security pursuant to Section 2.15 hereof may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A-1 (the "Physical Securities").

     All Securities offered and sold in reliance on Regulation S shall remain in the form of a Global Security until the consummation of the Exchange Offer pursuant to the Registration Rights Agreement; provided, however, that all of the time periods specified in the Registration Rights Agreement to be complied with by the Company have been so complied with.

     SECTION 2.2. Execution and Authentication.

     Two Officers shall execute the Securities on behalf of the Company by either manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities. The Guarantors shall execute the Guarantee in the manner set forth in Section 11.09.

     If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security or at any time thereafter, the Security shall be valid nevertheless.

     A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall authenticate Securities for original issue in an
aggregate principal amount not to exceed $[    ], upon receipt of an Officers'
Certificate signed by two Officers. The Officers' Certificate shall specify the amount of Securities to be authenticated, the date on which the Securities are to be authenticated and the aggregate principal amount of Securities outstanding on the date of authentication and certify that all conditions precedent to the issuance of the Securities contained herein and in the Security Documents have been complied with. The aggregate principal amount of Securities outstanding at
any time may not exceed $[    ] except as provided in Section 2.7.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Such authenticating agent shall have the same rights as the Trustee in any dealings hereunder with the Company or with any of the Company's Affiliates.

     SECTION 2.3. Registrar and Paying Agent.

     The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Securities may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency (which shall be located in the Borough of Manhattan, The City of New York, State of New York) where Securities may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. Neither the Company nor any Affiliate thereof may act as Paying Agent.

     The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 7.7.

     The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Securities.

     SECTION 2.4. Paying Agent To Hold Money in Trust.

     Each Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and the Company and the Paying Agent shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Company at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Event of Default specified in Section 6.1(a)(i) and (ii), upon written request to the Paying Agent, require such Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment and accounting to the satisfaction of the Trustee, the Paying Agent shall have no further liability for the money delivered to the Trustee.

     SECTION 2.5. Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Securityholders.

     SECTION 2.6. Transfer and Exchange.

     The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When Securities are presented to the Registrar or a co-registrar with a request from the Holder of such Securities to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorneys duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall issue and execute and the Trustee shall authenticate new Securities evidencing such transfer or exchange at the Registrar's request. No service charge shall be made to the Securityholder for any registration of transfer or exchange. The Company may require from the Securityholder payment of a sum sufficient to cover any transfer taxes or other governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to Section 2.10, 3.6, 4.13, 4.15 or 9.5 (in which events the Company will be responsible for the payment of such taxes). The Trustee shall not be required to exchange or register a transfer of any Security for a period of 15 days immediately preceding the first mailing of notice of redemption of Securities to be redeemed or of any Security selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not to be redeemed. Prior to the due presentation of transfer of any Security, the Company, the Trustee, or the Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security, except as provided in the face of such Security, and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee or Registrar shall be affected by notice to the contrary.

     All Securities issued on any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

     SECTION 2.7. Replacement Securities.

     If a mutilated Security is surrendered to the Registrar or the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Holder of such Security furnishes to the Company and to the Trustee evidence reasonably acceptable to them of the ownership and the destruction, loss or theft of such Security and the requirements of
Section 8-405 of the Uniform Commercial Code are met. If required by the Trustee or the Company, an indemnity bond shall be posted, sufficient in the judgment of both to protect the Company, the Trustee or any Paying Agent from any loss that any of them may suffer if such Security is replaced. The Company may charge such Holder for the Company's expenses in replacing such Security and the Trustee may charge the Company for the Trustee's expenses in replacing such Security. Every replacement Security shall constitute an additional obligation of the Company.

     SECTION 2.8. Outstanding Securities.

     The Securities outstanding at any time are all Securities that have been authenticated by the Trustee except for (a) those cancelled by it, (b) those delivered to it for cancellation, (c) to the extent set forth in Sections 8.1 and 8.2, on or after the date on which the conditions set forth in Sections 8.1 and 8.2 have been satisfied, those Securities theretofore authenticated and delivered by the Trustee hereunder and (d) those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company, the Guarantors or any one of their respective Affiliates holds the Security.

     If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser in whose hands such Security is a legal, valid and binding obligation of the Company.

     If the Paying Agent holds, in its capacity as such, on any Maturity Date or on any optional redemption date, money sufficient to pay all accrued interest and principal with respect to such Securities (or portions thereof) payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

     SECTION 2.9. Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities have concurred in any declaration of acceleration or notice of default or direction, waiver or consent or any amendment, modification or other change to this Indenture, Securities owned by the Company, the Guarantors or any of their respective Affiliates shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Securities that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

     SECTION 2.10. Temporary Securities.

     Until definitive Securities are prepared and ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Securities to be authenticated and the date on which the temporary Securities are to be authenticated. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities.

     SECTION 2.11. Cancellation.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall (subject to the record-retention requirements of the Exchange Act) dispose of cancelled Securities unless the Company directs the Trustee to return such Securities to the Company, and, if so disposed of, shall deliver a certificate as to the disposal thereof to the Company. The Company may not reissue or resell, or issue new Securities to replace, Securities that the Company or the Guarantors have redeemed or paid, or that have been delivered to the Trustee for cancellation, subject to Section 2.15(d).

     SECTION 2.12. Defaulted Interest.

     If the Company defaults on a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent permitted by law) any interest payable on the defaulted interest, in accordance with the terms hereof, to the Persons who are Securityholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Company shall fix such special record date and payment date in a manner satisfactory to the Trustee. At least 15 days before such special record date, the Company shall mail to the Trustee and each Securityholder of such series a notice that states the special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

     SECTION 2.13. CUSIP Number.

     The Company in issuing the Securities may use a "CUSIP" number, and if so, such CUSIP number shall be included in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP number.

     SECTION 2.14. Deposit of Moneys.

     On each Interest Payment Date and Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be.

     SECTION 2.15. Book-Entry Provisions for Global Securities.

     (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit B.

     Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

     (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and this Indenture. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for any Global Security, or that it will cease to be a "Clearing Agency" under the Exchange Act, and in either case a successor Depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depository to issue Physical Securities.

     (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and principal amount of authorized denominations.

     (d) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b), the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount at maturity of Physical Securities of like tenor of authorized denominations.

     (e) Any Physical Note constituting a Restricted Note delivered in exchange for an interest in a Global Security pursuant to subparagraph (b), (c) or (d) of this Section 2.15 shall, except as otherwise provided by Section 2.16 hereof, bear the Private Placement Legend.

     (f) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     SECTION 2.16. Special Transfer Provisions.

     (a) Transfers to Non-QIB Institutional Accredited Investors. The following additional provisions shall apply with respect to the registration of any proposed transfer of a Security to any Institutional Accredited Investor which is not a QIB:

          (i) the Registrar shall register the transfer of any Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the Resale Restriction Termination Date or (y) the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto and any legal opinions and certifications required thereby;

          (ii) if the proposed transferor is an Agent Member seeking to transfer an interest in a Global Security, upon receipt by the Registrar of (x) written instructions given in accordance with the Depository's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and a decrease in the principal amount of the Global Security from which such interests are to be transferred in an amount equal to the principal amount of the Securities to be transferred and the Company shall execute and upon a Company Order, the Trustee shall authenticate Physical Securities in a principal amount equal to the principal amount of the Global Security to be transferred.

     (b) Transfers to Non-U.S. Persons. The following additional provisions shall apply with respect to the registration of any proposed transfer of an Initial Note to any Non-U.S. Person:

          (i) the Registrar shall register the transfer of any Initial Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the Resale Restriction Termination Date or (y) the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto;

          (ii) if the proposed transferee is an Agent Member and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Regulation S Global Security upon receipt by the Registrar of (x) written instructions given in accordance with the Depository's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred;

          (iii) if the proposed transferor is an Agent Member seeking to transfer an interest in a Global Security, upon receipt by the Registrar of
     (x) written instructions given in accordance with the Depository's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the principal amount of the Global Security from which such interests are to be transferred in an amount equal to the principal amount of the Securities to be transferred and (B) an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of the Global Security to be transferred; and

          (iv) until the 41st day after the Issue Date (the "Restricted Period"), an owner of a beneficial interest in the Temporary Regulation S Global Security may not transfer such interest to a transferee that is a U.S. person or for the account or benefit of a U.S. person within the meaning of Rule 902(o) of the Securities Act. During the Restricted Period, all beneficial interests in the Temporary Regulation S Global Security shall be transferred only through Cedel or Euroclear, either directly if the transferor and transferee are participants in such systems, or indirectly through organizations that are participants, in accordance with
     (x) the written instructions given in accordance with the Depository's, Euroclear or Cedel's and the Registrar's procedures and (y) if the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto; and

          (v) upon the expiration of the Restricted Period, beneficial ownership interests in the Temporary Regulation S Global Security may be exchanged for interests in the Permanent Regulation S Global Security upon certification to the Registrar that such interest are owned either by non-U.S. persons or U.S. persons who purchased such interests pursuant to an exemption from, or transfer not subject to, the registration requirements of the Securities Act. Upon the expiration of the Restricted Period, the Company shall prepare and execute the Permanent Regulation S Global Security in accordance with the terms of this Indenture and deliver it to the Trustee for authentication. The Trustee shall retain the Permanent Regulation S Global Security as custodian for the Depository. Any transfers of beneficial ownership interests in the Temporary Regulation S Global Security made in reliance on Regulation S shall thenceforth be recorded by the Trustee by making an appropriate increase in the principal amount of the Permanent Regulation S Global Security and a corresponding decrease in the principal amount of the Temporary Regulation S Global Security. At such time as the principal amount of the Temporary Regulation S Global Security has been reduced to zero, the Trustee shall cancel the Temporary Regulation S Global Security and deliver it to the Company.

     (c) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Note to a QIB (excluding Non-U.S. Persons):

          (i) the Registrar shall register the transfer of any Initial Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the Resale Restriction Termination Date or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the

     Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

          (ii) if the proposed transferee is an Agent Member and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the 144A Global Security, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its book and records the date and an increase in the principal amount of the 144A Global Security in an amount equal to the principal amount of Physical Securities to be transferred, and the Trustee shall cancel the Physical Note so transferred; and

          (iii) if the proposed transferor is an Agent Member seeking to transfer an interest in a Global Security, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the principal amount of the Global Security from which interests are to be transferred in an amount equal to the principal amount of the Securities to be transferred and (B) an increase in the principal amount of the 144A Global Security in an amount equal to the principal amount of the Global Security to be transferred.

     (d) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the circumstances contemplated by paragraph (a)(i)(x) of this Section 2.16 exist, (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Note has been sold pursuant to an effective registration statement under the Securities Act.

     (e) Other Transfers. If a Holder proposes to transfer a Note constituting a Restricted Note pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Section 2.16(a), (b) and (c) hereof, the Registrar shall only register such transfer or exchange if such transferor delivers an Opinion of Counsel satisfactory to the Company and the Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture; provided, however, that the Company may, based upon the opinion of its counsel, instruct the Registrar by a Company Order not to register such transfer in any case where the proposed transferee is not a QIB, Non-U.S. Person or Institutional Accredited Investor.

     (f) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

     The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 hereof or this Section 2.16. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.


                                   ARTICLE III

                                   REDEMPTION

     SECTION 3.1. Notices to Trustee.

     If the Company elects to redeem Securities pursuant to Paragraph 5 of the Securities, it shall do so by notifying the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of Securities to be redeemed as soon as reasonably practicable.

     Each notice provided for in this Section 3.1 shall be accompanied by an Officers' Certificate stating that such redemption will comply with the conditions contained herein and in the Securities.

     SECTION 3.2. Selection of Securities To Be Redeemed.

     If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities being redeemed are listed or, if the Securities are not listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from the Securities outstanding and not previously called for redemption. The Trustee shall promptly notify the Company in writing of such Securities selected for redemption and, in the case of Securities selected for partial redemption, the principal amount to be redeemed. The Trustee may select for redemption portions of the principal amount of Securities that have denominations larger than $1,000. Securities and portions thereof the Trustee selects shall be in amounts of $1,000 or integral multiples of $1,000. No Securities that have denominations of $1,000 or less shall be selected by the Trustee for partial redemption. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

     SECTION 3.3. Notice of Redemption.

     At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause the mailing of a notice of redemption by first-class mail to each Holder of Securities to be redeemed and the Trustee and any Paying Agent.

     The notice shall identify the Securities to be redeemed and shall state:

          (a) the Redemption Date;

          (b) the redemption price and the amount of accrued and unpaid interest, if any, to be paid;

          (c) the name and address of the Paying Agent;

          (d) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price and accrued and unpaid interest, if any;

          (e) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Securities of such series is to receive payment of the redemption price upon surrender to the Paying Agent of the Securities redeemed;

          (f) if any Security is to be redeemed in part, the portion of the principal amount (equal to $1,000 or any integral multiple thereof) of such Security to be redeemed and that, on or after the Redemption Date, upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Securityholder;

          (g) if less than all of the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities estimated to be outstanding after such partial redemption; and

          (h) the CUSIP number, if any, pursuant to Section 2.13 and, at the option of the Company or the Trustee, the disclaimer permitted by Section 2.13.

     At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

     SECTION 3.4. Effect of Notice of Redemption.

     Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accrued interest to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates referred to in the Securities. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

     SECTION 3.5. Deposit of Redemption Price.

     On or before the Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of and accrued interest on all Securities or portions thereof to be redeemed on that date. The Paying Agent shall return to the Company any of such money not required for such purpose.

     If any Security surrendered for redemption in the manner provided in the Securities shall not be so paid on the Redemption Date due to the failure of the Company to deposit sufficient funds with the Paying Agent, interest will continue to accrue from the Redemption Date until such payment is made on the unpaid principal and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the date and in the manner provided in the Securities.

     SECTION 3.6. Securities Redeemed in Part.

     Upon surrender to the Paying Agent of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1. Payment of Securities.

     The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture.

     An installment of principal or interest shall be considered paid on the date due if the Trustee or the Paying Agent holds by 12:00 Noon on such date immediately available funds designated for and sufficient to pay such installment.

     The Company shall pay interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at the rate specified therefor in the Securities.

     SECTION 4.2. Maintenance of Office or Agency.

     The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency, where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the

Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.2.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby initially designates the Corporate Trust Office of the Trustee as an agency of the Company in accordance with Section 2.3.

     SECTION 4.3. Corporate Existence.

     Subject to Article V, the Company shall do or cause to be done, at its own cost and expense, all things necessary to and will cause each of its Subsidiaries to, preserve and keep in full force and effect the corporate or partnership existence and rights (charter and statutory), licenses and/or franchises of the Company and each of its Subsidiaries; provided, however, that subject to Article X and the terms of any Security Document, the Company or any of its Subsidiaries shall not be required to preserve any such rights, licenses or franchises if the Board of Directors of the Company shall reasonably determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary and the loss thereof is not adverse in any material respect to the Holders.

     SECTION 4.4. Payment of Taxes and Other Claims.

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon its or its Subsidiaries' income, profits or property and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property; provided, however, that, subject to the terms of the applicable Security Documents, the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings and for which disputed amounts adequate reserves (in the good faith judgment of the Board of Directors of the Company) have been made or where the failure to so pay would not have a material adverse affect upon the Company and its Subsidiaries, taken as a whole.

     SECTION 4.5. Maintenance of Properties; Insurance; Books and Records; Compliance with Law.

     (a) Subject to, and in compliance with, the provisions of Sections 11.3 and
11.4 and to the provisions of each applicable Security Document, the Company shall, and shall cause each of its Subsidiaries to, at all times cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto.

     (b) The Company and each of its Subsidiaries shall maintain insurance subject to the provisions of each applicable Security Document in such amounts and covering such risks as are usually and customarily carried with respect to similar facilities according to their respective locations.

     (c) The Company shall and shall cause each of its Subsidiaries to keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary of the Company, in accordance with GAAP.

     (d) The Company shall and shall cause each of its Subsidiaries to comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

     SECTION 4.6. Compliance Certificates.

     (a) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year, Officers' Certificates of the Company stating (i) that a review of the activities of the Company during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and (ii) that, to the best knowledge of each Officer signing such certificate, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officers may have knowledge, their status and what action the Company is taking or proposes to take with respect thereto).

     (b) So long as (and to the extent) not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the annual financial statements delivered pursuant to Section 4.7 shall be accompanied by a written statement of the Company's independent public accountants that in making the examination necessary for certification of such annual financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

     (c) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Event of Default, an Officers' Certificate specifying such Event of Default and what action the Company is taking or proposes to take with respect thereto.

     SECTION 4.7. Reports.

     So long as any of the Securities are outstanding, whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall file with the SEC, to the extent permitted, the annual reports, quarterly reports and other documents which the Company would have been required to file with the SEC pursuant to such Sections 13(a) and 15(d) if the Company were so subject, such documents to be filed with the SEC on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company shall also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the register of Securities maintained by the Registrar, without cost to such Holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the SEC pursuant to Sections 13(a) and 15(d) of the Exchange Act if the Company were subject to such Sections and (y) if filing such documents by the Company with the SEC is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.

     SECTION 4.8. Further Assurance to the Trustee or Collateral Agent.

     The Company shall, upon request of the Trustee or the Collateral Agent, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the provisions of this Indenture and any Security Document.

     SECTION 4.9. Limitation on Additional Indebtedness.

     The Company shall not, and shall not permit any Subsidiary to, create, incur, assume or issue, directly or indirectly, guarantee or in any manner become, directly or indirectly, liable for or with respect to the payment of any Indebtedness (including any Acquired Indebtedness) except for (each of which shall be given independent effect):

          (i) Indebtedness under the Securities, the Guarantees, this Indenture and Indebtedness under the Credit Agreement;

          (ii) Indebtedness of the Company and any Guarantor outstanding from time to time pursuant to the Revolving Credit Facility in an amount not to exceed the lesser of (x) $150,000,000 and (y) the aggregate of 85% of the net book value of the Company's accounts receivable and 60% of the net book value of the Company's inventory, in each case calculated in accordance with GAAP (minus, in each case, any Indebtedness under the Revolving Credit Facility repaid with the Net Cash Proceeds of an Asset Sale);

          (iii) Indebtedness of the Company and its Subsidiaries outstanding on the Initial Closing Date;

          (iv) Indebtedness of the Company or any Guarantor, or Acquired Indebtedness of any Subsidiary of the Company, if, immediately after giving pro forma effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company would be greater than or equal to 2.25:1;

          (v) Indebtedness of the Company and any Guarantor not to exceed $20.0 million in aggregate principal amount at any one time outstanding, the proceeds of which are applied solely to expenditures made for the acquisition, lease, construction or improvement of assets, in each case which are useful in the type of business of the Company conducted on the Issue Date, and all replacements, renewals, refinancings and extensions of such indebtedness;

          (vi) Indebtedness of the Company to a Subsidiary or of a Subsidiary to the Company or another Subsidiary;

          (vii) (a) Indebtedness of the Company or a Guarantor to the extent the proceeds thereof are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of the Company or any of its Subsidiaries and (b) Indebtedness of any Subsidiary of the Company (other than a Guarantor) to the extent the proceeds thereof are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of a Subsidiary of the Company (other than a Guarantor), in each such event, incurred under clause (i), (iii) or (iv) above; provided that (i) the principal amount of Indebtedness incurred pursuant to this definition (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the accreted value of such Indebtedness) shall not exceed the sum of the principal amount of Indebtedness so refinanced (less any discount from principal amount due upon payment pursuant to the terms of such Indebtedness), plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Board of Directors of the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated purchase, plus the amount of reasonable expenses in connection therewith, (ii) in the case of Indebtedness incurred pursuant to this definition by the Company or any Guarantor, such Indebtedness has no scheduled principal payment prior to the final maturity of the Indebtedness being refinanced and (iii) if the Indebtedness to be refinanced is Subordinated Indebtedness, the Indebtedness to be incurred pursuant to this definition shall also be Subordinated Indebtedness;

          (viii) Interest Rate Protection Obligations of the Company and its Subsidiaries relating to Indebtedness of the Company or one of its Subsidiaries; provided that (x) any Indebtedness to which any such Interest Rate Protection Obligations relate is otherwise permitted to be incurred under this covenant and (y) the notional principal amount of any such Interest Rate Protection Obligations does not exceed the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate;

          (ix) the Company and its Subsidiaries may Incur and remain liable with respect to Indebtedness owed to (including obligations in respect of letters of credit for the benefit of any Person providing worker's compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Company or any of its Subsidiaries, pursuant to reimbursement or indemnification obligations to such Person;

          (x) Indebtedness arising from agreements of the Company or a Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;

          (xi) Indebtedness arising from Currency Agreements with respect to Indebtedness or obligations of the Company or any Subsidiary entered into to hedge actual currency exposure and not for the purpose of speculation or commodity hedging agreements entered into to hedge actual commodity price exposure and not for the purpose of speculation;

          (xii) obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations and trade-related letters of credit, in each case provided in the ordinary course of business, including those Incurred to secure health, safety and environmental obligations in the ordinary course of business, and any extension, renewal or refinancing thereof to the extent not provided to secure the repayment of other Indebtedness and to the extent that the amount of refinancing Indebtedness is not greater than the amount of Indebtedness being refinanced; and

          (xiii) in addition to the items referred to in clauses (i)-(xii) above, Indebtedness in an aggregate principal amount not to exceed $15.0 million at any one time outstanding.

     For purposes of determining compliance with this covenant in the event that an item of Indebtedness meets the criteria of more than one of the categories of permitted Indebtedness described in clauses (i) through (xii) above or is entitled to be incurred pursuant to the first paragraph of this covenant, the Company shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this covenant and such item of Indebtedness will be treated as having been incurred pursuant to only one of such clauses. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this covenant.

     SECTION 4.10. Limitation on Sale-Leaseback Transactions.

     The Company will not enter into, renew or extend or permit any Subsidiary of the Company to enter into, renew or extend any Sale-Leaseback Transaction except a Sale-Leaseback Transaction involving only the sale or transfer of assets acquired after the Issue Date and not constituting Collateral, provided that (a) after giving effect to the Indebtedness, if any, incurred in such Sale-Leaseback Transaction on a pro forma basis, the Company is in compliance with Section 4.9 and (b) the Net Proceeds of such Sale-Leaseback Transaction are at least equal to the Fair Market Value of such property (determined by the Company's Board of Directors in Section 4.13), and the Company or such Subsidiary shall apply the Net Cash Proceeds of such sale as provided herein.

     SECTION 4.11. Limitation on Liens.

     As of the Issue Date and the occurrence of each Satisfaction Date, the Company shall not, nor shall it cause or permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Lien upon or with respect to (i) any Property constituting Collateral as of such date in accordance with the provisions of Section 11.1 except for any Lien of, or permitted by, the Security Documents encumbering such Property and Prior Liens applicable thereto and (ii) any Property not constituting Collateral as of such date except for Permitted Liens and the following Liens:

          (a) Liens created by or to secure the Securities and the Credit Agreement Indebtedness;

          (b) Permitted Liens on property and assets not constituting collateral for the First Mortgage Notes or the Revolving Credit Facility on the Initial Closing Date;

          (c) Liens to secure the payment of all or a part of the purchase price of assets or property (other than assets or property constituting or which will constitute Collateral) acquired after the Issue Date, provided that
     (i) the aggregate principal amount of Indebtedness secured by such Liens shall not exceed the Fair Market Value (or, if less, the cost) of the assets or property so acquired; (ii) the Indebtedness secured by such Liens shall have otherwise been permitted to be incurred under this Indenture, and (iii) such Liens shall not encumber any other assets or property of the Company (other than additions, improvements and accessions thereto and replacements thereof) and shall attach to such assets or property within 60 days of the acquisition of such assets or property;

          (d) Liens on the assets or property of a Subsidiary of the Company existing at the time such Subsidiary became a Subsidiary of the Company and not incurred as a result (or in connection with or in anticipation of) such Subsidiary becoming a Subsidiary of the Company, provided such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries (other than the property or assets so acquired and additions, improvements and accessions thereto and replacements thereof);

          (e) Liens on the property and assets of the Company and its Subsidiaries in existence as of the Issue Date (other than the property and assets securing Indebtedness under the Revolving Credit Facility) securing Indebtedness under the First Mortgage Notes;

          (f) subject to Section 11.1, Liens on the inventory, accounts receivable, other current assets and intangibles of the Company and the capital stock of the Company's Subsidiaries existing on the Issue Date, in each case securing Indebtedness under the Revolving Credit Facility; and

          (g) Liens securing Indebtedness which is incurred to refinance Indebtedness which has been secured by a Lien permitted under this Indenture and is permitted to be refinanced under this Indenture, provided that such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries not securing the Indebtedness so refinanced.

     SECTION 4.12. Limitation on Restricted Payments.

     (a) Subject to Section 4.12(b), the Company shall not make, and shall not permit any of its Subsidiaries to, directly or indirectly, make, any Restricted Payment, unless:

          (i) no Default or Event of Default shall have occurred and be continuing at the time of, or after giving effect to, such Restricted Payment;

          (ii) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date does not exceed the sum of, without duplication, (a) 50% of the Company's Consolidated Net Income (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit) from the Issue Date; (b) 100% of the aggregate Net Proceeds received by the Company, from a capital contribution from Holdings (other than Excluded Contributions) or the issue or sale, after the Issue Date, of Capital Stock (other than Disqualified Capital Stock) of the Company (other than Excluded Contributions) or any Indebtedness or other securities of the Company convertible into or exercisable for Capital Stock (other than Disqualified Capital Stock) of the Company which has been so converted or exercised, as the case may be and (c) the amount equal to the net reduction in Investments in any Person (other than a Subsidiary) resulting from (1) payments of dividends, repayments of the principal of loans or advances to the Company or any of its Subsidiaries from such Person, (2) the sale or liquidation for cash or Cash Equivalents of such Investment or (3) the redesignation of Non-Recourse Subsidiaries as Subsidiaries, in each case not to exceed the amount of Investments originally made by the Company or any of its Subsidiaries in such Person, provided, in the case of each subclause of this clause (c), such amount was included in the calculation of the amount of Restricted Payments made under this clause (ii); and

          (iii) at the time of such Restricted Payment, the Consolidated Fixed Charge Coverage Ratio of the Company is at least equal to 2.25:1.

For purposes of determining the amount expended for Restricted Payments, cash distributed shall be valued at the face amount thereof and property other than cash shall be valued at its Fair Market Value.

     (b) The provisions of Section 4.12(a) shall not prohibit:

          (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment would comply with the provisions of this Indenture;

          (ii) the repurchase, retirement or other acquisition of any shares of Capital Stock of the Company or subordinated Indebtedness by conversion into, or by an exchange for, shares of Capital Stock of the Company that are not Disqualified Capital Stock or out of the Net Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of Capital Stock (other than Disqualified Capital Stock) of the Company;

          (iii) the redemption, repurchase, retirement or other acquisition of subordinated Indebtedness of the Company in exchange for, by conversion into, or out of the Net Proceeds of a substantially concurrent sale of, subordinated Indebtedness of the Company (other than to a Subsidiary of the Company) that is contractually subordinated in right of payment to the Securities and that is permitted to be incurred under Section 4.9;

          (iv) the purchase or redemption of shares of the Company's Capital Stock (including related stock appreciation rights or similar securities) held by present or former officers or employees of the Company or any of its Subsidiaries or by any employee pension benefit plan upon such Person's death, disability, retirement or termination of employment or under the terms of any such employee pension benefit plan or any other agreement under which such Capital Stock or related rights were issued; provided that the aggregate amount of such purchases or redemptions that may be made under this paragraph (iv) shall not exceed $5,000,000 in the aggregate during the term of this Indenture;

          (v) (x) so long as no Default or Event of Default has occurred and is continuing, distributions to Holdings to allow Holdings to pay its operating and administrative expenses (including fees permitted by Section 4.14) and to make any scheduled payments of interest after July 15, 1999 under the credit agreement dated as of September 8, 1998 among Holdings, the lenders named therein, Chase, as administrative agent, and DLJ Capital Funding, Inc., as documentation agent; provided that at the time of such distribution the Company's Consolidated Fixed Charge Coverage Ratio is at least equal to 2.50:1 and (y) the Company may make distributions to Holdings in amounts equal to amounts required for Holdings to pay taxes to the extent Holdings is liable for such taxes and such taxes are attributable to the operations of the Company and its Subsidiaries; provided, however, that the Company shall not make any such tax distributions in excess of its and its Subsidiaries stand alone tax liability in respect of such taxes;

          (vi) the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Capital Stock of the Company or any of its Subsidiaries issued or incurred in accordance with Section 4.9;

          (vii) Investments having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (vii) that are at that time outstanding, not to exceed $10.0 million at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); and

          (viii) Investments that are made with Excluded Contributions applied within 180 days of receipt by the Company.

     In determining the amount of Restricted Payments permissible under clause
(ii) of Section 4.12(a), the amounts expended pursuant to clauses (i), (iv),
(v), (vi) and (vii) above shall be included as Restricted Payments.

     SECTION 4.13. Disposition of Proceeds of Asset Sales.

     (a) The Company shall not, and shall not permit any of its Subsidiaries to, make any Asset Sale unless (i) such Asset Sale is for Fair Market Value, (ii) the proceeds therefrom consist of at least 80% cash and/or Cash Equivalents (with Indebtedness of the Company or its Subsidiaries assumed by the purchaser being counted as cash for such purposes if the Company and its Subsidiaries are released from any liability therefor), (iii) if such Asset Sale involves Collateral it shall be made in compliance with Article XI, and (iv) the Company shall commit to apply the Net Cash Proceeds of such Asset Sale within 270 days of receipt thereof, and shall apply such Net Cash Proceeds within 360 days of receipt thereof, as follows:

          (1) first, to the extent such Net Cash Proceeds are received from an Asset Sale not involving the sale, transfer or disposition of Collateral ("Non-Collateral Proceeds"), first, to repay any Indebtedness secured by the assets involved in such Asset Sale and second, to repay Indebtedness outstanding under the Revolving Credit Facility or repurchase First Mortgage Notes, until each such Indebtedness has been repaid or otherwise satisfied in full, and

          (2) second, with respect to any Non-Collateral Proceeds remaining after application pursuant to the preceding paragraph (1) and any Net Cash Proceeds received from an Asset Sale involving Collateral ("Collateral Proceeds" and, together with such remaining Non-Collateral Proceeds, the "Available Amount"), the Company shall (i) make an offer to purchase (the "Asset Sale Offer"), in accordance with this Section 4.13, from all holders of the Securities and offer to repay, in accordance with the Credit Agreement, to all Lenders, and (ii) to the extent the Available Amount includes Collateral Proceeds received from an Asset Sale involving Closing Date Collateral (the "Closing Date Collateral Proceeds"), deposit with the First Mortgage Notes Trustee for the benefit of the holders of the First Mortgage Notes, up to a maximum principal amount (expressed as a multiple of $1,000) of Securities, Loans and First Mortgage Notes, if applicable, respectively (collectively, the "Pari Passu Debt") equal to the Available Amount at a purchase price equal to 100% of the principal thereof plus accrued and unpaid interest thereon, if any, to the date of purchase, provided, however, that the Company will not be required to apply pursuant to this paragraph (2) Net Cash Proceeds received from any Asset Sale if, and only to the extent that, such Net Cash Proceeds are committed in writing to be applied to acquire or construct property or assets in lines of business related to the Company's and its Subsidiaries' business at such time (a "Permitted Related Acquisition") (provided that the Net Cash Proceeds from any Asset Sale by the Company must be invested in property or assets of the Company and not of a Subsidiary) within 270 days of such Asset Sale and are so applied within 360 days of such Asset Sale and, if the Net Cash Proceeds so invested were Collateral Proceeds, the property and assets so acquired or constructed are made subject to the Lien of this Indenture and the applicable Security Documents pursuant to Article XI to secure all obligations under the Credit Agreement (and, to the extent such Collateral Proceeds constitute Closing Date Collateral Proceeds, under the First Mortgage Notes) on an equal and ratable basis; provided, further, that the Company may defer the Asset Sale Offer until there is an aggregate unutilized Available Amount equal to or in excess of $2,500,000 resulting from one or more Asset Sales (at which time, the entire unutilized Available Amount, and not just the amount in excess of $2,500,000, shall be applied as required pursuant to this paragraph).

     (b) The Company shall provide the Trustee and the Collateral Agent with notice of the Asset Sale Offer at least 30 days before any notice of any Asset Sale Offer is mailed to Holders of the Securities and the Lenders (unless shorter notice is acceptable to the Trustee and the Collateral Agent). Notice of an Asset Sale Offer shall be mailed by the Company to all Holders of Securities and the Lenders not less than 30 days nor more than 60 days before the Asset Sale Payment Date at their last registered address with a copy to the Trustee and the Paying Agent. The Asset Sale Offer shall remain open from the time of mailing for at least 20 Business Days and until at least 5:00 p.m., New York City time, on the Business Day next preceding the Asset Sale Payment Date. The notice, which shall govern the terms of the Asset Sale Offer, shall include such disclosures as are required by law and shall state:

          (i) that the Asset Sale Offer is being made pursuant to this Section 4.13;

          (ii) the purchase price (including the amount of accrued and unpaid interest, if any) for each Security and promissory note representing Loans (a "promissory note") and the Asset Sale Payment Date;

          (iii) that any Security not tendered and any promissory note not repaid or, in either case accepted for payment will continue to accrue interest in accordance with the terms thereof;

          (iv) that, unless the Company defaults on making the payment, any Security or promissory note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Payment Date;

          (v) that Holders electing to have Securities and promissory notes purchased pursuant to an Asset Sale Offer will be required to surrender their Securities and promissory notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Business Day next preceding the Asset Sale Payment Date and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

          (vi) that Holders and Lenders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Business Day next preceding the Asset Sale Payment Date, a tested telex, facsimile transmission or letter setting forth the name of the Holder or Lender, the aggregate principal amount of Securities or promissory notes the Holder delivered for purchase, the Security certificate number (if any) and a statement that such Holder is withdrawing his election to have such Securities purchased;

          (vii) that if Pari Passu Debt in an aggregate principal amount in excess of the Available Amount are tendered pursuant to the Asset Sale Offer, the Company shall purchase Securities, repay Loans and deposit funds with the First Mortgage Notes Trustee, if applicable, on a pro rata basis among the Securities tendered, Loans to be repaid and deposits with the First Mortgage Notes Trustee to be made (if any) (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples of $1,000 shall be acquired);

          (viii) that Holders whose Securities are purchased only in part will be issued new Securities equal in aggregate principal amount to the unpurchased portion of the Securities surrendered; and

          (ix) the instructions that Holders must follow in order to tender their Securities.

     On or before the Asset Sale Payment Date, the Company shall (i) accept for payment, deposit or repayment, as applicable, on a pro rata basis among the Pari Passu Debt (subject to adjustment as contemplated by clause (vii) above), Securities, Loans, deposits with the First Mortgage Notes Trustee, if applicable, or portions thereof tendered or to be so deposited or repaid pursuant to the Asset Sale Offer, (ii) cause the Collateral Agent to liquidate the necessary amount of Permitted Investments and to deposit the same, on a pro rata basis, with (x) the Paying Agent on the Asset Sale Payment Date money, in immediately available funds, in an amount sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted, (y) the Agents under the Credit Agreement on the Asset Sale Payment Date money, in immediately available funds, in an amount sufficient to pay the purchase price of all Loans or portions thereof to be repaid in connection with such Asset Sale and (z) the First Mortgage Notes Trustee, if applicable, on the Asset Sale Payment Date money, in an amount equal to such Trustee's pro rata share of such Asset Sale, and (iii) deliver to the Collateral Agent, the Paying Agent, the Agents under the Credit Agreement and the First Mortgage Notes Trustee, if applicable, an Officers' Certificate setting forth the Pari Passu Debt or portions thereof repaid or deposited or tendered to and accepted for payment, as applicable, by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. To the extent an Asset Sale Offer is not fully subscribed by the Holders, the Company shall apply any unutilized portion of the Available Amount to repayment of Obligations under the Credit Agreement by promptly delivering such amount to the Agents under the Credit Agreement; provided, however, that to the extent such Available Amount constitutes Closing Date Collateral Proceeds, such utilized portion shall be distributed between such Agents and the First Mortgage Notes Trustee on a pro rata basis. Notwithstanding anything herein to the contrary, in no event shall the Trustee or the Collateral Agent be liable for any loss incurred as a result of the liquidation of any Permitted Investments absent its gross negligence or willful misconduct.

     The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Securities pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.13, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.13 by virtue thereof.

     SECTION 4.14. Limitation on Transactions with Affiliates.

     The Company shall not, and shall not permit, cause or suffer any of its Subsidiaries to, conduct any business or enter into any transaction or series of transactions with or for the benefit of any of their respective Affiliates (each an "Affiliate Transaction"), unless (a) such transaction or series of related transactions is on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time with an unrelated Person, and (b) with respect to a transaction or series of related transactions involving aggregate payments or Fair Market Value equal to or greater than $2.5 million, the Company shall have delivered an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with the preceding clause (a) and that such transaction or series of related transactions has been approved by a majority of the Board of Directors of the Company (including a majority of Disinterested Directors); provided that, in lieu of complying with clause (b), the Company may obtain a written opinion from an Independent Financial Advisor qualified to pass upon the required matters stating that the terms of such transaction or series of transactions are fair to the Company or such Subsidiary, as the case may be, from a financial point of view; provided that this covenant will not restrict the Company or its Subsidiaries from (i) making Restricted Payments (other than Investments) permitted under Section 4.12, (ii) (a) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Company, (b) loans or advances to employees of the Company or any of its Subsidiaries in accordance with Section 4.22, (c) transactions among the Company and Wholly-Owned Subsidiaries of the Company and transactions among Wholly-Owned Subsidiaries of the Company otherwise permitted by this Indenture,
(d) the payment of fees and indemnities to directors, officers and employees of the Company and the Subsidiaries of the Company in the ordinary course of business, (e) transactions pursuant to agreements in existence on the Issue Date or any amendment thereto (so long as any such amendment is not disadvantageous to the holders of the Securities in any material respect), (f) any employment agreements entered into by the Company or any of the Subsidiaries of the Company in the ordinary course of business, (g) any sale of Capital Stock (other than Disqualified Capital Stock) of the Company, (h) the payment of annual management, consulting, monitoring and advisory fees and related expenses to Blackstone, Veritas and their Affiliates not to exceed $1.0 million in the aggregate; (i) payments by the Company or any of its Subsidiaries to Blackstone, Veritas and their Affiliates made for any financial advisory, underwriting or placement services or in respect of other investment banking activities consistent with past customary practice of Blackstone and Veritas, respectively, with respect to their portfolio companies, including, without limitation, in connection with acquisitions or divestitures, which payments are approved by a majority of the Board of Directors of the Company in good faith; and (j) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Indenture which are fair to the Company or its Subsidiaries, in the reasonable determination of the Board of Directors of the Company or the senior management thereof, or are on terms not materially less favorable than might reasonably have been obtained at such time from an unaffiliated party; and (k) [Bar Tech joint marketing plan.](2)

     SECTION 4.15. Change of Control.

     In the event of a Change of Control (the date of such occurrence, the "Change of Control Date"), the Company shall notify the Holders of Securities and the Lenders in writing of such occurrence and shall make an offer to purchase or repay (the "Change of Control Offer") on a Business Day (the "Change of Control Payment Date") not later than 60 days following the Change of Control Date, all Securities and Loans, respectively, then outstanding at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Payment Date.

     Notice of a Change of Control Offer shall be mailed by the Company to the Securityholders and the Lenders not less than 30 days nor more than 60 days before the Change of Control Payment Date. The Change of Control Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Business Day preceding the Change of Control Payment Date. The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

          (a) that a Change of Control Offer is being made pursuant to this
     Section 4.15 and that all Securities and promissory notes representing Loans ("promissory notes") will be accepted for payment;

          (b) the purchase price (including the amount of accrued interest, if any) for each Security and promissory note and the Change of Control Payment Date;

          (c) that any Security not tendered for payment and any promissory note not repaid will continue to accrue interest in accordance with the terms thereof;

          (d) that, unless the Company defaults on making the payment, any Security or promissory note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

          (e) that Holders electing to have Securities and promissory notes purchased pursuant to a Change of Control Offer will be required to surrender their Securities and promissory notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Business Day preceding the Change of Control Payment Date and must



-------------------
(2) The joint marketing plans shall be more fully described in this provision upon execution of this Indenture.

     complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

          (f) that Holders of Securities and Lenders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Business Day preceding the Change of Control Payment Date, a tested telex, facsimile transmission or letter setting forth the name of the Holder or Lender, the principal amount of Securities or promissory notes, respectively, delivered for purchase, the Security certificate number (if any) and a statement that such Holder is withdrawing his election to have such Securities or promissory notes purchased;

          (g) that Holders and Lenders whose Securities or promissory notes are purchased or promissory notes only in part will be issued Securities or promissory notes, respectively, equal in principal amount to the unpurchased portion of the Securities or promissory notes surrendered;

          (h) the instructions that Holders and Lenders must follow in order to tender their Securities or promissory notes; and

          (i) the circumstances and relevant facts regarding such Change of Control (including, but not limited to, information with respect to pro forma historical financial information after giving effect to such Change of Control, if appropriate information regarding the Persons acquiring control and such Persons' business plans going forward).

     On the Change of Control Payment Date, the Company shall (i) accept for payment Securities, promissory notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities, promissory notes or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities and promissory notes so accepted together with an Officers' Certificate setting forth the Securities, promissory notes or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted and Lenders payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or promissory note equal in principal amount to any unpurchased portion of the Security or promissory note surrendered. Any Securities or promissory notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof.

     Notwithstanding the foregoing, the Company may assign to any Person (the "Assignee") its rights pursuant to the foregoing paragraph as they may relate to all or any portion of the Securities tendered in a Change of Control Offer. To the extent of any such assignment, the Company's obligations under Section 4.15 to purchase Notes shall be discharged if the Assignee shall (i) purchase such Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Change of Control Offer as to which the assignment is made and
(ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered in connection with the assignment, whereupon the Assignee shall be entitled to have delivered to it or to its nominee the Securities so purchased. Upon completion of any Change of Control Offer in connec-tion with which an assignment is made, the Company shall deliver to the Trustee an Officers' Certificate setting forth all of the Securities or portions thereof tendered and accepted for payment pursuant to the Change of Control Offer. The Paying Agent shall promptly mail or deliver to the Holders of Securities purchased by the Company or the Assignee payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. No assignment made pursuant to this paragraph shall relieve the Company of its obligations under the foregoing paragraph in the event that the Assignee shall fail to deposit with the Paying Agent money sufficient to pay the purchase price in respect of Securities or portions thereof as to which an assignment has been made pursuant to this paragraph. Nothing herein shall imply or create any liability by the Assignee to any Holder should the Assignee fail to make such deposit and purchase the assigned Securities nor shall any Assignee have any liability in respect of the Change of Control Offer.

     The delivery to the Trustee of Securities accepted for payment pursuant to a Change of Control Offer may be for the purpose of transfer of registration or exchange or for the purpose of cancellation, as directed by the Company.

     Any Securities acquired by the Assignee pursuant to an assignment by the Company or acquired by the Company and held for the account of the Company shall take the form of certificated securities and shall bear substantially the Private Placement Legend.

     The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Securities pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.15, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.15 by virtue thereof.

     SECTION 4.16. Limitation on Dividends and Other Payment Restrictions
                   Affecting Subsidiaries.

     The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective or enter into any agreement with any Person that would cause, any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of the Company to (a) pay dividends, in cash or otherwise, or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits owned by, or pay any Indebtedness owed to, the Company or a Subsidiary of the Company, (b) make any loans or advances to the Company or any Subsidiary of the Company or (c) transfer any of its properties or assets to the Company or to any Subsidiary of the Company, except, in each case, for such encumbrances or restrictions existing under or contemplated by or by reason of
(i) the Securities, this Indenture, the Credit Agreement and the Security Documents, (ii) any restrictions existing under or contemplated by agreements in effect on the Initial Closing Date, (iii) with respect to a Subsidiary of the Company that is not a Subsidiary of the Company on the Initial Closing Date, in existence at the time such Person becomes a Subsidiary of the Company (but not created in contemplation of such Person becoming a Subsidiary), (iv) applicable law or any applicable rule, regulation or order, (v)

Liens permitted under Section 4.11, (vi) secured Indebtedness otherwise permitted to be incurred pursuant to the covenants described under
Section 4.9, (vii) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (viii) customary provisions contained in leases and other agreements entered into in the ordinary course of business, or (ix) any restrictions existing under any agreement that refinances or replaces an agreement containing a restriction permitted by clauses (i), (ii) and (iii) above, provided that the terms and conditions of any such restrictions under this clause (ix) are not materially less favorable to the Holders than those under or pursuant to the agreement being replaced or the agreement evidencing the Indebtedness refinanced.

     SECTION 4.17. Limitation on Issuance of Preferred Stock by Subsidiaries.

     The Company shall not cause or permit any Subsidiary of the Company, directly or indirectly, to issue shares of such Subsidiary's Preferred Stock or warrants, rights or options to acquire shares of such Subsidiary's Preferred Stock, except to the Company or a Wholly-Owned Subsidiary of the Company.

     SECTION 4.18. Limitation on Guarantees of Certain Indebtedness.

     The Company will not permit any of its Subsidiaries, directly or indirectly, to (a) incur, guarantee or secure through the granting of Liens the payment of the Credit Agreement Indebtedness or any Refinancings thereof, or (b) pledge any intercompany notes representing obligations of any of its Subsidiaries to secure the payment of the Credit Agreement Indebtedness or any Refinancings thereof, in each case unless such Subsidiary, the Company, the Trustee and the Collateral Agent execute and deliver a supplemental indenture evidencing such Subsidiary's Guarantee, such Guarantee to be a senior secured obligation of such Subsidiary that is pari passu and secured equally and ratably with the Credit Agreement Indebtedness. Neither the Company nor any such Guarantor shall be required to make a notation on the Securities or the Guarantees to reflect any such subsequent Guarantee. Nothing in this covenant shall be construed to permit any Subsidiary of the Company to incur Indebtedness otherwise prohibited by Section 4.9. Thereafter, such Subsidiary shall be a Guarantor for all purposes of this Indenture.

     SECTION 4.19. Impairment of Security Interest.

     The Company shall not, and shall not permit any of its Subsidiaries to, take or knowingly or negligently omit to take any action which action or omission might or would have the result of impairing the security interest in favor of the Collateral Agent, on behalf of the Secured Parties, with respect to any Property then constituting Collateral, and the Company shall not grant to any Person (other than the Collateral Agent on behalf of the Secured Parties) any interest whatsoever in such Collateral other than Liens permitted by this Indenture or the Security Documents.

     SECTION 4.20. Conflicting Agreements.

     The Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement or instrument that by its terms expressly (i) prohibits the Company from making any payments on or in respect of the Securities in accordance with the terms thereof and of this Indenture, as in effect from time to time, or (ii) requires that the proceeds received from the sale of any Collateral be applied to repay, redeem or otherwise retire any Indebtedness of any Person other than the Indebtedness represented by (x) the Securities and the Credit Agreement Indebtedness or (y) the First Mortgage Notes or the Revolving Credit Facility, each as in effect as of the Initial Closing Date, and except as expressly permitted by this Indenture or the Security Documents.

     SECTION 4.21. Waiver of Stay, Extension or Usury Laws.

     The Company covenants (to the extent permitted by law) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent permitted by law) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee or the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 4.22. Limitation on Investments, Loans and Advances.

     The Company shall not make and shall not permit any of its Subsidiaries to make any Investment in any Person, except: (i) Investments represented by accounts receivable created or acquired in the ordinary course of business; (ii) advances to employees in the ordinary course of business; (iii) Permitted Investments; (iv) Investments made pursuant to Section 4.12; (v) Investments in any Wholly-Owned Subsidiary (including any person that pursuant to such Investment becomes a Wholly-Owned Subsidiary) and any Person that is merged or consolidated with or into or transfers or conveys all or substantially all of its assets to the Company or any Wholly-Owned Subsidiary at the time such Investment is made; (vi) Investments in deposits with respect to leases or utilities provided to third parties in the ordinary course of business; (vii) Investments in the Securities and the First Mortgage Notes; (viii)
Investments in Interest Rate Protection Obligations Currency Agreements and commodity hedging agreements permitted by clause (viii) or (xi) of the covenant "Limitation on Additional Indebtedness"; (ix) loans or advances to officers or employees of the Company and its Subsidiaries in the ordinary course of business for bona fide business purposes (including travel and moving expenses) not in excess of $1,000,000 in the aggregate at any one time outstanding; (x) Investments in evidences of Indebtedness, securities or other property received from another Person by the Company or any of its Subsidiaries in connection with any bankruptcy proceeding or by reason of a composition or readjustment of debt or a reorganization of such person or as a result of foreclosure, perfection or enforcement of any Lien in exchange for evidences of Indebtedness, securities or other property of such Person held by the Company or any of its Subsidiaries, or for other liabilities or obligations of such other Person to the Company or any of its Subsidiaries that were created in accordance with the terms of this Indenture; (xi) Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons; (xii) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or licenses or leases of intellectual property, in any case, in the ordinary course of business; (xiii) any Investment in securities or other assets not constituting cash or Cash Equivalents and received in connection with an Asset Sale made pursuant to the provisions of Section 4.13 or any other disposition of assets not constituting an Asset Sale; (xiv) any Investment existing on the Issue Date; (xv) Currency Agreements or commodity agreements permitted under clause (xi) of Section 4.9; (xvi) Investments to the extent the payment for which by the Company or any Subsidiary consists of Capital Stock of the Company (other than Disqualified Capital Stock); provided, however, that such Capital Stock will not increase the amount available for Restricted Payments under clause (a)(ii) of Section 4.12 and (xvii) Investments permitted by Section 4.12. Investments other than those permitted by the foregoing provisions are referred to herein as "Prohibited Investments."


                                    ARTICLE V

                              SUCCESSOR CORPORATION

     SECTION 5.1. When Company May Merge, Etc.

     The Company shall not consolidate with or merge with or into or sell, assign, convey, lease or transfer all or substantially all of its properties and assets as an entirety to any Person in a single transaction or through a series of related transactions unless:

          (a) the Company shall be the continuing Person, or the resulting, surviving or transferee Person (the "surviving entity") shall be a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia;

          (b) the surviving entity shall expressly assume, by a supplemental indenture executed and delivered to the Trustee and the Collateral Agent, in form and substance reasonably satisfactory to the Trustee and the Collateral Agent, all of the obligations of the Company under the Securities, this Indenture and the Security Documents;

          (c) immediately after giving effect to such transaction, or series of transactions (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing;

          (d) immediately after giving effect to such transaction or series of transactions, the Company or the surviving entity could incur $1.00 of additional Indebtedness pursuant to Section 4.9(iv);

          (e) each Guarantor (other than a Guarantor whose Guarantee is to be released in accordance with the terms of this Indenture), unless it is the other party to the transaction, shall have by supplemental indenture confirmed that after consummation of such transaction its

     Guarantee shall apply, as such Guarantee applied on the date it was granted under this Indenture to the obligations of the Company under this Indenture and the Securities, to the obligations of the Company or such Person, as the case may be, under this Indenture and the Securities;

          (f) the Company or the surviving entity shall have delivered to the Trustee an Officer's Certificate stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction or series of transactions, such supplemental indenture complies with this Section 5.1, and that all conditions precedent in this Indenture relating to the transaction or series of transactions have been satisfied; and

          (g) neither the Company nor any Subsidiary would thereupon become obligated with respect to any Indebtedness, nor any of their respective property subject to any Lien, unless the Company or such Subsidiary could incur such Indebtedness or create such Lien under this Indenture and the Security Documents.

Notwithstanding the foregoing, (a) any Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or to another Subsidiary without complying with clause (d) above and (b) the Company may merge with an Affiliate with no material assets or liabilities incorporated solely for the purpose of reincorporating the Company in another State of the United States so long as the amount of Indebtedness of the Company and its Subsidiaries is not increased thereby.

          SECTION 5.2. Successor Entity Substituted.

     Upon any consolidation, merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the surviving entity formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of and shall assume all obligations of, the Company under this Indenture and the Security Documents with the same effect as if such surviving entity had been named as the Company herein.


                                   ARTICLE VI

                              DEFAULT AND REMEDIES

          SECTION 6.1. Events of Default.

          (a) An "Event of Default" occurs if:

          (i) the Company defaults in the payment of any interest on the Securities when it becomes due and such Default continues for a period of 30 days; or

          (ii) the Company defaults in the payment of the principal of the Securities when due; or

          (iii) the Company defaults in the performance, or breach, of any covenant in this Indenture (other than defaults specified in clause (i) or (ii) above), and such default or breach continues for a period of 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities; or

          (iv) the Company defaults in the performance of or compliance with, or breach of, any term, covenant, condition, or provision of the Security Documents, which default or breach shall continue unremedied for 30 days after written notice to the Company by the Trustee or the Collateral Agent or to the Company, the Trustee and the Collateral Agent by holders of at least 25% in aggregate principal amount of the outstanding Securities unless the remedy or cure of such default requires work to be performed, acts to be done or conditions to be removed which cannot, by their nature, reasonably be performed, done or removed within such 30-day period, or if such remedy or cure is prevented by causes outside of the control or responsibility of the Company, in which case no "Event of Default" shall be deemed to exist so long as the Company shall have commenced cure within such 30-day period and shall diligently prosecute the same to completion; or

          (v) the Company or any Subsidiary fails (a) to make any payment within five days after the date when due with respect to any other Indebtedness under one or more classes of Indebtedness in an aggregate principal amount of $10,000,000 or more; or (b) to perform any term, covenant, condition, or provision of one or more classes or issues of Indebtedness in an aggregate principal amount of $10,000,000 or more, which failure, in the case of clause (b), results in an acceleration of the maturity thereof and such Indebtedness is not satisfied; or

          (vi) one or more judgments, orders or decrees for the payment of money in excess of $10,000,000, either individually or in an aggregate amount, shall be entered against the Company or any of its Subsidiaries or any of their respective properties and shall not be discharged and there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect; or

          (vii) the Company within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case or proceeding,

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

               (D) makes a general assignment for the benefit of its creditors or

               (E) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally; or

          (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company in an involuntary case or proceeding,

               (B) appoints a Custodian of the Company for all or substantially all of its properties, or

               (C) orders the liquidation of the Company,

     and in each case the order or decree remains unstayed and in effect for 60 days; provided, however, that if the entry of such order or decree is appealed and dismissed on appeal then the Event of Default hereunder by reason of the entry of such order or decree shall be deemed to have been cured; or

          (ix) any of the Guarantees of the Guarantors ceases to be in full force and effect (except in circumstances permitted by this Indenture) or any of such Guarantees is declared to be null and void and unenforceable or any of such Guarantees is found to be invalid or any such Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of this Indenture); or

          (x) any of the Security Documents shall cease to be in full force and effect in any material respect or shall cease to give the Collateral Agent in any material respect the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent for the benefit of the Secured Parties; or

          (xi) the Agent under the Revolving Credit Facility or the First Mortgage Notes Trustee fails to release its respective interest the collateral securing the Revolving Credit Facility or First Mortgage Notes, as applicable, in a manner reasonably satisfactory to the Collateral Agent as of any Satisfaction Date;

          (xii) the Company or any Guarantor fails to grant to the Collateral Agent (for the benefit of the Secured Parties) a first priority Lien on and security interest in (subject only to applicable Prior Liens) any Collateral (other than inventory, accounts receivable and other intangibles) on the applicable Satisfaction Date as contemplated by the terms of this Indenture.

     (b) For purposes of this Section 6.1, the term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official charged with maintaining possession or control over property for one or more creditors.

     (c) Subject to the provisions of Sections 7.1 and 7.2, the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Responsible Officer at the Corporate Trust Office of the Trustee by the Company or any other Person.

     SECTION 6.2. Acceleration.

     If an Event of Default (other than an Event of Default specified in Section 6.1(a)(vii) or (viii) with respect to the Company) occurs and is continuing, the Holders of at least 25% in aggregate principal amount of the outstanding Securities may, by written notice to the Trustee and the Collateral Agent, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the outstanding Securities, shall upon written notice to the Collateral Agent declare the principal of, premium, if any, and accrued interest on all the Securities to be due and payable immediately. Upon any such declaration such principal shall become due and payable immediately. If an Event of Default specified in Section 6.1(a)(vii) or (viii) occurs with respect to the Company and is continuing, then the principal of, premium, if any, and accrued interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee, the Collateral Agent or any Holder. The Holders of a majority in aggregate principal amount of outstanding Securities may, by notice to the Trustee and the Collateral Agent, rescind such declaration of acceleration if all existing Events of Default have been cured or waived, other than the non-payment of principal of, premium, if any, and accrued interest on the Securities that has become due solely as a result of such acceleration and if the rescission of acceleration would not conflict with any judgment or decree. No such rescission shall affect any subsequent default or impair any right consequent thereto.

     SECTION 6.3. Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities, this Indenture or, subject to the terms of this Indenture, the Security Documents.

     All rights of action and claims under this Indenture or the Securities may be enforced by the Trustee even if the Trustee does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

     Each Holder, by accepting a Security, acknowledges that the exercise of remedies by the Collateral Agent with respect to the Collateral is subject to the terms and conditions of this Indenture and the Security Documents and the proceeds received upon realization of this Indenture and the Collateral shall be applied by the Collateral Agent in accordance with the Security Documents and the Trustee shall thereafter apply any proceeds received by it in accordance with Section 6.11.

     By acceptance of the benefits of this Indenture and the Security Documents each Holder and the Trustee confirms that the Collateral Agent is authorized to execute and deliver and perform its obligations under the Intercreditor Agreement and the remedies set forth herein shall be subject to the terms of such Intercreditor Agreement.

     SECTION 6.4. Waiver of Past Default.

     Subject to Sections 6.7 and 9.2, the Holders of, in the aggregate, at least a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default specified in Section 6.1(a)(i) or (ii) or in respect of any provision hereof which cannot be modified or amended without the consent of the Holder so affected pursuant to Section 9.2. When a Default or Event of Default is so waived, it shall be deemed cured and shall cease.

     SECTION 6.5. Control by Majority.

     Subject to Section 11.15, the Holders of at least a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it; provided, however, that the Trustee may refuse to follow any direction that (i) conflicts with law or this Indenture or any Security Document, (ii) the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or (iii) may involve the Trustee in personal liability unless the Trustee has indemnification satisfactory to it in its sole discretion against any loss or expense caused by its following such direction; and provided, further, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

     SECTION 6.6. Limitation on Suits.

     Subject to Section 11.15, Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (b) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue a remedy;

          (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, provision of indemnity; and

          (e) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction inconsistent with the request.

     The foregoing limitations shall not apply to a suit instituted by a Holder for the enforcement of the payment of principal of, premium, if any, or accrued interest on such Security on or after the respective due dates set forth in such Security.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

     SECTION 6.7. Rights of Holders To Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, premium, if any, and interest on a Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of such Holder except to the extent that the institution or prosecution of such suit or the entry of judgment therein would, under applicable law, result in the surrender, impairment or waiver of the Lien of this Indenture and the Security Documents upon the Collateral or as otherwise set forth in Section 11.15.

     SECTION 6.8. Collection Suit by Trustee.

     If an Event of Default specified in Section 6.1(a)(i) or (ii) occurs and is continuing, the Trustee and/or the Collateral Agent may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal, premium, if any, and accrued interest remaining unpaid, together with interest overdue on principal, premium, if any, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the Interest Rate and in such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and/or the Collateral Agent, their respective agents and counsel.

     SECTION 6.9. Trustee May File Proofs of Claim.

     The Trustee and/or the Collateral Agent shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and/or the Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and/or the Collateral Agent, its or their respective agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company, the Subsidiaries of the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and/or the Collateral Agent and, in the event that the Trustee and/or the Collateral Agent shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee and/or the Collateral Agent any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and/or the Collateral Agent, its or their respective agents and counsel, and any other amounts due the Trustee under Section 7.7. Nothing herein contained shall be deemed to authorize the Trustee and/or the Collateral Agent to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     SECTION 6.10. Priorities.

     If the Trustee collects any money pursuant to this Article VI or as a result of a distribution by the Collateral Agent pursuant to any of the Security Documents, it shall pay out such money in the following order:

     First: to the Trustee for all amounts due under Section 7.7;

     Second: to Holders for interest accrued on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for interest;

     Third: to Holders for principal amounts owing under the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal; and

     Fourth: to the Company or the Guarantors.

     The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

     SECTION 6.11. Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Securities.


                                   ARTICLE VII

                                     TRUSTEE

     SECTION 7.1. Duties of Trustee.

     (a) If an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default actually known to the Trustee:

          (i) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

          (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) This paragraph does not limit the effect of paragraph (b) of this
     Section 7.1.

          (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.2, 6.4 or 6.5.

     (d) No provision of this Indenture shall require the Trustee or the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under the Security Documents or exercise any of its rights or powers hereunder or under the Security Documents if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

     (f) Neither the Trustee nor the Collateral Agent shall be liable for interest on any money received by it except as the Trustee or the Collateral Agent may agree in writing with the Company. Except as otherwise provided for in
Section 7.1(g) below, money held in trust by the Trustee or the Collateral Agent need not be segregated from other funds except to the extent required by law.

     (g) Notwithstanding anything herein to the contrary, all Net Cash Proceeds delivered to the Trustee or the Collateral Agent, as applicable, shall be invested on behalf of the Company in one or more Permitted Investments pursuant to the written directions of the Company delivered to the Trustee or the Collateral Agent, as applicable. Such written directions shall specify the Permitted Investment into which the Net Cash Proceeds shall be invested and the maturity of such Permitted Investments, all subject to the requirements of this Indenture.

     (h) Notwithstanding anything herein or in the Security Documents to the contrary, the Trustee may refuse to perform any duty or exercise any right or power arising hereunder or under the Security Documents unless it is provided adequate funds to enable it to do so and it receives indemnity satisfactory to it in its sole discretion against any loss, liability, fee or expense.

     SECTION 7.2. Rights of Trustee.

     Subject to Section 7.1:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

          (b) Before the Trustee acts or refrains from acting with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to the provisions of Section 13.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than the negligence or willful misconduct of an agent who is an employee of the Trustee) appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

          (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) Subject to Section 9.2 and Section 11.15 hereof, the Trustee may (but shall not be obligated to), without the consent of the Holders, give any consent, waiver or approval re-quired from the Requisite Obligees hereunder or under any of the Security Documents or by the terms hereof with respect to the Collateral, but shall not without the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding (i) give any consent, waiver or approval or (ii) agree to any amendment or modification of any of the Security Documents, in each case which will have an adverse effect on the interests of any Holder.

          (g) Subject to clauses (a) - (d), inclusive, of Section 7.1 hereof, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee and/or the Collateral Agent security or indemnity reasonably satisfactory to the Trustee and/or the Collateral Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

     SECTION 7.3. Individual Rights of Trustee.

     The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company and its Subsidiaries with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.12.

     SECTION 7.4. Trustee's Disclaimer.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Securities or the Security Documents or the Collateral covered thereby, or of any insurance thereon, and it shall not be accountable for the Company's use of the proceeds from the issuance of the Securities, and it shall not be responsible for any statement of the Company in this Indenture, the Security Documents or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication.

     SECTION 7.5. Notice of Defaults.

     If a Default or an Event of Default with respect to the Securities occurs and is continuing and is known to a Responsible Officer, the Trustee shall mail to each Securityholder, the Agents under the Credit Agreement and the Collateral Agent notice of the Default or Event of Default within 45 days after the occurrence thereof. Except in the case of a Default or an Event of Default in payment of principal of or interest on any Security, the Trustee may withhold the notice to such parties if a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Securityholders.

     SECTION 7.6. Reports by Trustee to Holders.

     To the extent required by TIA ss. 313(a), within 60 days after May 15 of each year commencing with 1994 and for as long as there are Securities outstanding hereunder, the Trustee shall mail to each Securityholder the Company's brief report dated as of such date that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b) and TIA ss. 313(c) and (d). A copy of such report at the time of its mailing to Securityholders shall be filed with the SEC, if required, and each stock exchange, if any, on which the Securities are listed.

     The Company shall promptly notify the Trustee if the Securities become listed on any stock exchange, and the Trustee shall comply with TIA ss. 313(d).

     SECTION 7.7. Compensation and Indemnity.

     The Company shall pay to the Trustee, the Paying Agent, the Registrar and the Collateral Agent from time to time reasonable compensation for their respective services rendered hereunder. The Trustee's, the Paying Agent's, the Registrar's and the Collateral Agent's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee, the Paying Agent, the Registrar and the Collateral Agent upon request for all reasonable out-of-pocket disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by each of them in addition to the compensation for their respective services. Such expenses shall include the reasonable compensation, out-of-pocket disbursements and expenses of the Trustee's, the Paying Agent's, the Registrar's and the Collateral Agent's agents.

     The Company shall indemnify the Trustee, the Paying Agent, the Registrar and the Collateral Agent for, and hold each of them harmless against, any claim, demand, expense (including but not limited to attorneys' fees and expenses), loss or liability incurred by each of them arising out of or in connection with the administration of this Indenture or the Security Documents, as applicable and their respective duties hereunder or thereunder including, without limitation, any claim, demand, expense (including but not limited to reasonable attorneys' fees and expenses), loss or liability incurred by each of them based on or arising under applicable Environmental Laws, including, without limitation, those enacted hereafter. Each of the Trustee, the Paying Agent, the Registrar and the Collateral Agent shall notify the Company promptly of any claim asserted against it for which it may seek indemnity. However, failure by the Trustee, the Paying Agent, the Registrar and the Collateral Agent to so notify the Company shall not relieve the Company of its obligations hereunder except to the extent the Company is materially adversely affected by such failure. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee, the Paying Agent, the Registrar and the Collateral Agent through the Trustee's, the Paying Agent's, the Registrar's or the Collateral Agent's, as the case may be, own willful misconduct, negligence or bad faith.

     To secure the Company's payment obligations in this Section 7.7, each of the Trustee, the Paying Agent, the Registrar and the Collateral Agent shall have a lien prior to the Securities on all money or property held or collected by it, in its capacity as Trustee, Paying Agent, Registrar and the Collateral Agent, as the case may be, except money or property held in trust to pay principal of or interest on particular Securities.

     When any of the Trustee, the Paying Agent, the Registrar or the Collateral Agent incurs expenses or renders services after an Event of Default specified in
Section 6.1(a)(vii) or (viii)
occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     SECTION 7.8. Replacement of Trustee.

     The Trustee may resign at any time by so notifying the Company in writing, such resignation to be effective upon the appointment of a successor Trustee. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent, which consent shall not be unreasonably withheld. The Company may remove the Trustee if:

          (a) the Trustee fails to comply with Section 7.10;

          (b) the Trustee is adjudged a bankrupt or an insolvent;

          (c) a receiver or other public officer takes charge of the Trustee or its property; or

          (d) the Trustee becomes incapable of acting or fails to act in accordance with its obligations hereunder within a reasonable period of time following a request by the Company.

     If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided in Section 7.7), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 25% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee. The retiring Trustee shall have no liability for any act or omissions by any successor Trustee.

     SECTION 7.9. Successor Trustee by Merger, Etc.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee provided such corporation shall be otherwise qualified and eligible under this Article VII.

     SECTION 7.10. Eligibility; Disqualification.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1) and (2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. The provisions of TIA ss. 310 shall apply to the Company, as obligor of the Securities.

     SECTION 7.11. Preferential Collection of Claims Against Company.

     The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein. The provisions of TIA ss. 311 shall apply to the Company as obligor on the Securities.

     SECTION 7.12. Co-Trustee.(3)

     (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Trustee shall be advised by counsel satisfactory to it, that it is necessary or prudent in the interest of the Holders, or 25% of the Holders of the outstanding Securities shall in writing so request the Trustee and the Company, or the Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Trustee and the Company shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Trustee and the Company, either to act as co-trustee or co-trustees (each a "co-trustee") of all or any of the Collateral, jointly with the Trustee, or to act as separate trustee or trustees of any such property. If the Company shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Trustee to do so, or if a notice of acceleration is in effect,

--------------------------
(3) Counsel to Trustee to determine prior to execution of this Indenture whether Section 7.12 is required given separate identity of Trustee and Collateral Agent.

the Trustee may act under the foregoing provisions of this Section without the concurrence of the Company. The Company hereby appoints the Trustee as its agent and attorney to act for it under the foregoing provisions of this Section in either of such contingencies.

     (b) Every separate trustee and every co-trustee, other than any successor Trustee appointed pursuant to Section 7.8, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee hereunder shall be conferred or imposed and exercised or performed by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Company and the Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Company shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Trustee to do so, or if a notice of acceleration is in effect, the Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Company, the Company hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. If the Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Company and the Trustee, or by the trustee alone pursuant to this Section.


                                  ARTICLE VIII

                       DISCHARGE OF INDENTURE; DEFEASANCE

     SECTION 8.1. Termination of Company's Obligations.

     The Company may terminate its obligations under the Securities and this Indenture and the Guarantors' obligations under the Guarantees, except those obligations referred to in the pe-nultimate paragraph of this Section 8.1, if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if:

          (a) pursuant to Article III, the Company shall have given irrevocable notice of redemption to the Trustee and made arrangements satisfactory to the Trustee for the giving of a notice of redemption to each Holder of the redemption of all of the Securities;

          (b) the Company shall have irrevocably deposited or caused to be deposited with the Trustee or a trustee satisfactory to the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, money or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations") maturing as to principal, premium, if any, and interest in such amounts and at such times as are sufficient without consideration of any reinvestment of such interest, to pay principal of, premium, if any, and interest on the outstanding Securities to maturity or redemption, as the case may be, provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities; and

          (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent providing for the termination of the Company's obligation under the Securities and this Indenture and the Guarantors' obligations under the Guarantees, have been complied with.

          Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.5, 2.6, 2.7, 2.8, 4.1, 4.2, 7.7, 7.8, 8.2, 8.4 and 8.5 shall survive until the Securities are no longer outstanding. After the Securities are no longer outstanding, the Company's obligations in Sections 7.7, 8.4 and 8.5 shall survive.

          After such delivery or irrevocable deposit the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantors' obligations under the Securities, the Guarantees and this Indenture except for those surviving obligations specified above.

     SECTION 8.2. Legal Defeasance and Covenant Defeasance.

     (a) The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities upon compliance with the conditions set forth in paragraph (d).

     (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company and the Guarantors shall be deemed to have been released and discharged from its obligations with respect to the outstanding Securities and Guarantees on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal de-feasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of paragraph (e) below and the other Sections of and matters under this Indenture referred to in
(i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.6, 2.7 and 4.2, and, with respect to the Trustee, under Section 7.7, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 8.2. In addition, for this purpose, such legal defeasance means that the Guarantor shall be deemed to have discharged and satisfied its obligations under the Guarantees (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same). Subject to compliance with this Section 8.2, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to the Securities.

     (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company and the Guarantors shall be released and discharged from their obligations under any covenant contained in
Article V and in Sections 4.5 through 4.22, 6.1(v) and 6.1(vi) with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities:

          (i) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this
     Section 8.2 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal of, premium, if any, and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge principal of, premium, if any, and interest on the outstanding Securities on the Maturity Date or the applicable Redemption Date, as the case may be, of such principal or installment of principal, premium, if any, or interest in accordance with the terms of this Indenture and of such Securities; provided, however, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities;

          (ii) no Default or Event of Default or event which with notice or lapse of time or both would become a Default or an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 6.1(a)(vii) and (viii) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

          (iii) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

          (iv) in the case of an election under paragraph (b) above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such legal defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

          (v) in the case of an election under paragraph (c) above, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

          (vi) in the case of an election under either paragraph (b) or (c) above, an Opinion of Counsel to the effect that, (x) the trust funds will not be subject to any rights of any other holders of Indebtedness of the Company, and (y) after the 91st day following the deposit (or such longer period as may be provided in an applicable state Bankruptcy Law), the trust funds will not be subject to the effect of any applicable Bankruptcy Law; provided, however, that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion needs to be given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to Holders of Securities, the Trustee will hold, for the benefit of the Holders of Securities, a valid and enforceable security interest in such trust funds that is not avoidable in bankruptcy or otherwise, subject only to principles of equitable subordination, (B) the Trustee on behalf of the Holders of Securities will be entitled to receive adequate protection of its interests in such trust funds if such trust funds are used, and (C) property, rights in property or other interests granted to the Trustee or the Holders of Securities in exchange for or with respect to any of such funds will not be subject to any prior rights of any other Person, subject only to Sections 363 and 364 of Title 11 of the U.S. Bankruptcy Code (or any section of any other Bankruptcy Law having the same effect), but still subject to the foregoing clause (B); and

          (vii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (A) all conditions precedent provided for relating to either the legal defeasance under paragraph (b) above or the covenant defeasance under paragraph (c) above, as the case may be, have been complied with and (B) if any other Indebtedness of the Company shall then be outstanding or committed, such legal defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness.

     (e) All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this paragraph (e), the "Trustee") pursuant to paragraph (d) above in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to paragraph (d) above or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

     Anything in this Section 8.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request, in writing, by the Company any money or U.S. Government Obligations held by it as provided in paragraph (d) above which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance.

     SECTION 8.3. Application of Trust Money.

     The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Sections 8.1 and 8.2, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities.

     SECTION 8.4. Repayment to Company or the Guarantors.

     Subject to Sections 7.7, 8.1 and 8.2, the Trustee shall promptly pay to the Company, or if deposited with the Trustee by any Guarantor, to such Guarantor, upon receipt by the Trustee of an Officers' Certificate, any excess money, determined in accordance with Sections 8.2(d)(i) and (e), held by it at any time. The Trustee and the Paying Agent shall pay to the Company, or if deposited with the Trustee by any Guarantor, to such Guarantor, upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate, any money held by it for the payment of principal, premium, if any, or interest that remains unclaimed for two years; provided, however, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company or a Guarantor. After payment to the Company or a Guarantor, as the case may be, Securityholders entitled to money must look solely to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

     SECTION 8.5. Reinstatement.

     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then and only then the Company's and each Guarantor's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had been made pursuant to this Indenture until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with this Indenture; provided, however, that if the Company or any Guarantor, as the case may be, makes any payment of interest on, premium, if any, or principal of any Securities because of the reinstatement of their obligations, the Company or any Guarantor, as the case may be, shall be subrogated to the rights of the holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

     SECTION 9.1. Without Consent of Holders.

     Without limiting the provisions of Section 11.15, the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee may amend, waive or supplement this Indenture, the Securities or Guarantees or any Security Document without notice to or consent of any Securityholder:

          (a) to cure any ambiguity, defect or inconsistency, provided that such amendment or supplement does not adversely affect the rights of any Holder;

          (b) to provide for uncertificated Securities in addition to or in place of certificated Securities;

          (c) to comply with any requirements of the SEC under the TIA;

          (d) to evidence the succession in accordance with Article V or X hereof of another Person to the Company or a Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Company or a Guarantor herein and in the Securities;

          (e) to mortgage, pledge or grant a security interest in favor of the Collateral Agent as additional security for the payment and performance of its obligations under this Indenture, in any property or assets, including any which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted, to the Collateral Agent pursuant to any Security Document or otherwise;

          (f) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one Trustee, pursuant to the requirements of Section 7.12;

          (g) to make any change that does not adversely affect the rights of any Holder; or

          (h) to add or release any Guarantor strictly in accordance with another provision of this Indenture or under the Security Documents expressly providing for such addition or release.

     SECTION 9.2. With Consent of Holders.

     Subject to Section 6.7, the provisions of this Section 9.2 and Section 11.15, (i) the Company, the Guarantors and the Trustee may amend or supplement this Indenture without notice to any other holders of Securities, the Securities or the Guarantees with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding and (ii) the

Company and the Collateral Agent may amend or supplement any Security Document with the written consent of the Requisite Obligees without notice to any other Secured Parties. Subject to Section 6.7 and the provisions of this Section 9.2, the Holders of, in the aggregate, at least a majority in aggregate principal amount of the outstanding Securities affected may waive compliance by the Company and the Guarantors with any provision of this Indenture or the Securities without notice to any other Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

          (a) reduce the percentage of the principal amount of Securities the Holders of which must consent to an amendment, supplement or waiver or consent to take any action under this Indenture, the Securities or the Security Documents (or, to the extent applicable, alter the definition of "Requisite Obligees");

          (b) reduce the rate of, change the method of calculation of, or extend the time for, payment of interest on any Security;

          (c) reduce the principal amount outstanding of or extend the fixed maturity of any Security or alter the redemption provisions with respect thereto;

          (d) waive a default in the payment of the principal of, interest on, or redemption payment or an offer to purchase required hereunder with respect to, any Security;

          (e) make any Security payable in currency other than that stated in the Security;

          (f) adversely affect the ranking or security of the Securities;

          (g) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities; or

          (h) modify this Section 9.2 or Section 6.4.

          (i) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture.

     It shall not be necessary for the consent of the Holders under this Section
9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

     SECTION 9.3. Compliance with Trust Indenture Act.

     Every amendment to or supplement of this Indenture, the Security Documents or the Securities shall comply with the TIA as then in effect.

     SECTION 9.4. Revocation and Effect of Consents.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. Notwithstanding the above, nothing in this paragraph shall impair the right of any Securityholder under ss. 316(b) of the TIA.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the second and third sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. Such consent shall be effective only for actions taken within 90 days after such record date.

     After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (a) through (i) of Section 9.2; if it makes such a change, the amendment, supplement or waiver shall bind every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

     SECTION 9.5. Notation on or Exchange of Securities.

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee shall (in accordance with the specific written direction of the Company) request the Holder of the Security to deliver it to the Trustee. The Trustee shall (in accordance with the specific written direction of the Company) place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

     SECTION 9.6. Trustee and Collateral Agent To Sign Amendments, Etc.

     The Trustee and Collateral Agent shall sign any amendment, supplement or waiver authorized pursuant to this Article IX if the amendment, supplement or waiver does not adversely affect the rights, duties or immunities of the Trustee or Collateral Agent, as applicable. If it does, the

Trustee or Collateral Agent, as applicable, may, but need not, sign it. In signing any amendment, supplement or waiver, the Trustee and Collateral Agent shall be entitled to receive, if requested, an indemnity satisfactory to it in its sole discretion and to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture. The Company or a Guarantor may not sign an amendment until its respective Board of Directors approves it.


                                    ARTICLE X

                                    GUARANTEE

     SECTION 10.1. Unconditional Guarantee.

     Each Guarantor hereby unconditionally, jointly and severally, guarantees, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Securities and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 10.4. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in
Article VI for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article VI, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

     SECTION 10.2. Severability.

     In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 10.3. Release of a Guarantor.

     Upon (i) the release by the lenders under the Bank Credit Agreement, related documents and future refinancings thereof of all guarantees of a Guarantor and all Liens on the property or assets of said Guarantor relating to such Indebtedness or (ii) the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all or substantially all its assets) to an entity which is not a Subsidiary of the Company and which sale or disposition is otherwise in compliance with the terms of this Indenture, such Guarantor shall be deemed released from all obligations under this Article X without any further action required on the part of the Trustee or any Holder; provided, however, that any such termination shall occur only to the extent that all obligations of such Guarantor under the Bank Credit Agreement and all of its guarantees of, and under all of its pledges of assets or other security interests which secure, such Indebtedness of the Company or the Guarantor shall also terminate upon such release, sale or transfer.

     The Trustee shall execute an appropriate instrument delivered by the Company evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate and Opinion of Counsel certifying as to the compliance with this Section 10.3. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Securities as provided in this Article X.

     SECTION 10.4. Limitation of Guarantor's Liability.

     Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 10.6, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

     SECTION 10.5. Guarantors May Consolidate, etc., on Certain Terms.

     (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or, in the case of a Subsidiary Guarantor, another Subsidiary Guarantor that is a wholly-owned Subsidiary of the Company or shall prevent any sale of assets or conveyance of the property of a Guarantor as an entirety or substantially as an entirety, to the Company or another Subsidiary Guarantor that is a wholly-owned Subsidiary of the Company. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

     (b) Except as set forth in Article IV and Article V hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into a corporation or corporations other than the Company or another Guarantor (whether or not affiliated with the Guarantor) or shall prevent any sale of assets or conveyance of the property of a Guarantor as an entirety or substantially as an entirety, to a corporation or corporations other than the Company or another Guarantor (whether or not affiliated with the Guarantor); provided, however, that, subject to Sections 10.3 and 10.5(a), (i) immediately after such transaction and giving effect thereto, such transaction does not (a) violate any covenants set forth herein or (b) result in a Default or Event of Default under this Indenture that is continuing, (ii) upon any such consolidation, merger, sale or conveyance, the Guarantee of such Guarantor set forth in this Article X, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, shall be expressly assumed (in the event that the Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Guarantor shall have merged, or by the corporation that shall have acquired such property, (iii) in the event that such Guarantor is not the surviving corporation in the merger, such surviving corporation shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and (iv) immediately after giving effect to such transaction (on a pro forma basis, including any Indebtedness incurred or anticipated to be incurred in connection with such transaction and including adjustments that are (i) directly attributable to such transaction and
(ii) factually supportable), the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with
Section 4.9. In the case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor.

     SECTION 10.6. Contribution.

     In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding

Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to the Guarantee. "Adjusted Net Assets" of such Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the present fair saleable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured.

     SECTION 10.7. Waiver of Subrogation.

     Until all Obligations are paid in full each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under the Guarantees and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section
10.7 is knowingly made in contemplation of such benefits.

     SECTION 10.8. Execution of Guarantee.

     To evidence their guarantee to the Holders set forth in this Article X, the Guarantors hereby agree to execute the Guarantees in substantially the form included in Exhibit A-1 and Exhibit A-2, which shall be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in this Article X shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Guarantee prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantees may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the

Guarantees, and in case any such officer who shall have signed the Guarantees shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantees had not ceased to be such officer of the Guarantor.

     SECTION 10.9. Waiver of Stay, Extension or Usury Laws.

     Each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive each such Guarantor from performing its Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each such Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE XI

                               SECURITY DOCUMENTS

     SECTION 11.1. Collateral and Security Documents.

     (a) The Company will, and will cause each of its Subsidiaries to, on each Satisfaction Date that occurs after the Issue Date, cause all of their respective Properties (other than inventory, accounts receivable and related intangibles, documents and proceeds thereof, the Baltimore Property and the Harrison Property) which were subject to a Lien securing the obligations of the Company and its Subsidiaries under the First Mortgage Notes, the First Mortgage Notes Indenture and/or the Revolving Credit Facility (but, in the case of the Revolving Credit Facility, the Company shall only be required to comply with the requirements of this Section 11.1 and the related provisions herein only to the extent the Company, through the utilization of reasonable efforts, is able to cause the Capital Stock of Subsidiaries, Intellectual Property of the Company and the intangibles, documents and proceeds that do not relate to inventory and accounts receivable to be free and clear of the Lien of the Bank Security Agreement), as the case may be, to be released from any and all such Liens in a manner satisfactory to the Collateral Agent. On each such Satisfaction Date, the Company will, and will cause each Guarantor to, at the Company's sole cost and expense, (i) execute, acknowledge and deliver any and all Security Documents necessary or appropriate in the reasonable opinion of the Collateral Agent to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, perfected first priority Lien on such Properties (subject only to Prior Liens), (ii) take any and all action and deliver any and all documentation reasonably required with request to the applicable Collateral on such Satisfaction Date pursuant to Section 11.2 and (iii) register, file or record, in the appropriate governmental office, any documents or instruments in addition to, supplemental to or confirmatory of the Security Documents or otherwise deemed by the Collateral Agent necessary or desirable to create a valid, per-fected Lien (subject only to Prior Liens) on such Properties in favor of the Collateral Agent (for the benefit of the Secured Parties).

     The Company will, and will cause each Guarantor to, deliver or cause to be delivered to the Collateral Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance satisfactory to the Collateral Agent as it shall reasonably deem necessary to perfect or maintain the Liens on the Collateral covered by the Security Documents.

     (b) Upon the acquisition or creation of a domestic Subsidiary by the Company after the Issue Date, the Company shall promptly cause such Subsidiary to execute a Guarantee, whereby such Subsidiary shall become a Guarantor for all purposes of this Indenture.

     SECTION 11.2. Recording, Etc.

     (a) The Company will take or cause to be taken all action required or desirable to maintain, preserve and protect the Security Interests in the Collateral granted by the Security Documents, including, but not limited to, causing all financing statements, Mortgages, other instruments of further assurance, including, without limitation, continuation statements covering security interests in personal property, and all mortgages securing purchase money obligations delivered to the Collateral Agent or to the trustee, mortgagee or other holder of a Permitted Lien under Section 11.4 to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and will execute and file such financing statements and cause to be issued and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve and protect the rights of the Collateral Agent and the Secured Parties to all property comprising the Collateral.

     The Company will from time to time promptly pay and discharge all mortgage and financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture and the Security Documents, any amendments thereto and any other instruments of further assurance. Without limiting the generality of the foregoing covenant, in the event at any time the Collateral Agent shall determine that additional mortgage recording, transfer or similar taxes are required to be paid to perfect or continue any Lien on any Real Property in an amount at least equal to the Fair Market Value from time to time of such Real Property, the Company shall pay such taxes promptly upon demand by the Collateral Agent. Notwithstanding the foregoing, the Collateral Agent shall not have any duty or obligation to ascertain whether any such taxes are required to be paid at any time, and the determination referred to in the preceding sentence shall only be made by the Collateral Agent upon receipt of written notice that such taxes are due and owing.

     (b) The Company shall furnish to the Trustee and the Collateral Agent:

          (i) to the extent a Satisfaction Date occurs after the Issue Date, on such Satisfaction Date, Opinion(s) of Counsel either (a) substantially to the effect that, in the opinion of such Counsel, this Indenture and the grant of a Security Interest in the Collateral intended to be made by each Security Document and all other instruments of further assurance or assignment have been properly recorded, registered and filed to the extent necessary to perfect the

     Security Interests created by each such Security Document and reciting the details of such action, and stating that as to the Security Interests created pursuant to each such Security Document, such recordings, registerings and filings are the only recordings, registerings and filings necessary to give notice thereof and that no re-recordings, re-registerings or refilings are necessary to maintain such notice (other than as stated in such opinion), or (b) to the effect that, in the opinion of such counsel, no such action is necessary to perfect such Security Interests;

          (ii) to the extent a Satisfaction Date occurs after the Issue Date, on such Satisfaction Date, with respect to each Mortgage, a policy of title insurance (or a commitment to issue such a policy) which may be issued pursuant to an endorsement to any existing policy or commitment insuring (or committing to insure) the Lien of such Mortgage as a valid first mortgage Lien on the real property and fixtures described therein, subordinate only to those Liens specified in the Mortgage as "Prior Liens," in an amount not less than the Fair Market Value of such real property and fixtures, which policy (or commitment) shall (a) be issued by the Title Company, (b) have been supplemented by the following endorsements, to the extent available at commercially reasonable rates: contiguity, first loss, last dollar, usury, doing business and so-called comprehensive coverage over covenants and restrictions and (c) contain only such exceptions to title as shall be Prior Liens; and

          (iii) within 30 days after [September 30] in each year beginning with [September 30], 1999, an Opinion of Counsel, dated as of such date, either
     (a) to the effect that, with respect to all Security Interests the perfection of which is governed by the Uniform Commercial Code and with respect to all Real Property subject to a Mortgage, in the opinion of such counsel, such action has been taken with respect to the recordings, registerings, filings, re-recordings, re-registerings and refilings of all financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Security Interests of each of the Security Documents and reciting with respect to such Security Interests the details of such action or referencing to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Collateral Agent and the Secured Parties under each of the Security Documents with respect to the Security Interests, or (b) to the effect that, in the opinion of such Counsel, no such action is necessary to maintain such Security Interests.

     SECTION 11.3. Certain Dispositions of Collateral.

     (a) Notwithstanding the provisions of Sections 4.19 and 11.4, so long as no Event of Default shall have occurred and be continuing, the Company or any Guarantor may, without any requirement of release or consent by the Trustee or the Collateral Agent:

          (i) sell or otherwise dispose of any machinery, equipment, furniture, apparatus, tools or implements, materials or supplies or other similar property subject to the Lien of the Security Documents, which may have become worn out or obsolete, not exceeding in value in any one calendar year the lesser of $100,000 or one percent of the principal amount of the Securities at the time outstanding;

          (ii) grant rights-of-way and easements over or in respect of any Real Property; provided, however, that such grant will not, in the reasonable opinion of the Board of Directors of the Company, impair the usefulness of such property in the conduct of the Company's business, as applicable, and will not be prejudicial to the interests of the Holders;

          (iii) alter, repair, replace, change the location or position of and add to its plants, structures, machinery, systems, equipment, fixtures and appurtenances; provided, however, that no change in the location of any such Collateral subject to the Lien of any of the Security Documents shall be made which (1) removes such property into a jurisdiction in which any instrument required by law to preserve the Lien of any of the Security Documents on such property, including all necessary financing statements and continuation statements, has not been recorded, registered or filed in the manner required by law to preserve the Lien of any of the Security Documents on such property, (2) does not comply with the terms of this Indenture and the Security Documents or (3) otherwise impairs the Lien of the Security Documents; or

          (iv) demolish, dismantle, tear down or scrap any Collateral, or abandon any thereof other than land or interests in land (other than leases), if in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution if it involves Collateral having a Fair Market Value in excess of the lesser of $100,000 or 1% of the aggregate principal amount of the outstanding Securities), such demolition, dismantling, tearing down, scrapping or abandonment is in the best interests of the Company and the Fair Market Value and utility of the Collateral as an entirety, and the security for the Securities, will not thereby be impaired.

     (b) In the event that the Company or a Guarantor has sold, exchanged, or otherwise disposed of or proposes to sell, exchange or otherwise dispose of any portion of the Collateral which under the provisions of this Section 11.3 may be sold, exchanged or otherwise disposed of by the Company or a Guarantor without any release or consent of the Collateral Agent, and the Company requests the Collateral Agent to furnish a written disclaimer, release or quitclaim of any interest in such property under any of the Security Documents, the Collateral Agent shall promptly execute such an instrument upon delivery to the Collateral Agent of (i) an Officers' Certificate by the Company reciting the sale, exchange or other disposition made or proposed to be made and describing in reasonable detail the property affected thereby, and stating that such property is property which by the provisions of this Section 11.3 may be sold, exchanged or otherwise disposed of or dealt with by the Company or a Guarantor without any release or consent of the Collateral Agent and (ii) an Opinion of Counsel stating that the sale, exchange or other disposition made or proposed to be made was duly taken by the Company or a Guarantor in conformity with a designated subsection of
Section 11.3(a) and that the execution of such written disclaimer, release or quitclaim is appropriate under this Section 11.3.

     Any disposition of Collateral made in strict compliance with the provisions of this Section 11.3 shall be deemed not to impair the Security Interests in contravention of the provisions of this Indenture.

     SECTION 11.4. Release of Collateral.

     In addition to its rights under Section 11.3, and subject to the terms of the Credit Agreement, the Company or a Guarantor shall have the right, at any time and from time to time, to sell, exchange or otherwise dispose of any of the Collateral (other than Trust Moneys, which are subject to release from the Lien of the Security Documents as provided under Article XII), upon compliance with the requirements and conditions of this Section 11.4, and the Collateral Agent shall promptly release the same from the Lien of any of the Security Documents upon receipt by the Collateral Agent (other than in the case of Section 11.4(d) below) of a Release Notice requesting such release and describing the property to be so released, together with delivery of the following, among other matters:

          (a) If the property to be released has a book value of at least $1,000,000, a Board Resolution of the Company requesting such release and authorizing an application to the Collateral Agent therefor.

          (b) An Officers' Certificate of the Company dated not more than 30 days prior to the date of the application for such release, in each case stating in substance as follows:

               (i) that, in the opinion of the signers, the security afforded by the Security Documents will not be impaired by such release in contravention of the provisions of this Indenture, and that (A) the Collateral to be released is not Net Cash Proceeds from an Asset Sale and is not being replaced by comparable property, has a book value of less than $250,000, and is not necessary for the efficient operation of the Company's and its Subsidiaries' remaining property or in the conduct of the business of the Company and its Subsidiaries as conducted immediately prior thereto, or (B) the Collateral to be released is Trust Moneys representing Net Cash Proceeds from an Asset Sale that (x) were subject to an Asset Sale Offer and an offer to repay Loans under the Credit Agreement and not used to purchase or repay Pari Passu Debt hereunder and under the Credit Agreement because it was not fully subscribed by the Holders and Lenders or (y) are being applied to acquire or construct property or assets in accordance with Section 4.13 or (C) the Collateral to be released is being released in connection with an Asset Sale of such Collateral and the net proceeds (as defined in Section 11.4(d) below) from such Asset Sale are being delivered to the Collateral Agent (if required by Section 4.13) in accordance with the provisions of Section 11.4(d) below;

               (ii) except in the case of a release referred to in Section 11.4(b)(i)(B)(x), that the Company or the relevant Guarantor, as the case may be, has either disposed of or will dispose of the Collateral so to be released in compliance with all applicable terms of this Indenture and for a consideration representing, in the opinion of the signers, its fair value, which consideration may, subject to any other provision of this Indenture, consist of any one or more of the following: (A) cash or Cash Equivalents, (B) obligations secured by a purchase money Lien upon the property so to be released and (C) any other property or assets that, upon acquisition thereof by the Company or the relevant Guarantor, would be subject to the Lien of the Security Documents and subject to no other Lien, all of such consideration to be briefly described in the certificate;

               (iii) that no Event of Default has occurred and is continuing;

               (iv) the fair value, in the opinion of the signers, of the property to be released at the date of such application for release; provided that it shall not be necessary under this clause (iv) to state the fair value of any property whose fair value is certified in a certificate of an Independent Appraiser or Independent Financial Advisor under Section 11.4(c); and

               (v) that all conditions precedent herein provided for relating to the release of the Collateral in question have been complied with.

          (c) If (i) the fair value of the property to be released and of all other property released from the Lien of the Security Documents since the commencement of the then current calendar year is 10% or more of the aggregate principal amount of the Securities outstanding on the date of the application and (ii) the fair value of the Collateral to be so released is at least $100,000 and at least 1% of the aggregate principal amount of the Securities outstanding on the date of the application, a certificate of an Independent Appraiser, or if such property consists of securities, a certificate of an Independent Financial Advisor stating:

               (1) the then fair value, in the opinion of the signer, of the property to be released; and

               (2) that such release, in the opinion of the signer, will not impair the security interests under any of the Security Documents in contravention of their terms.

          (d) The net proceeds from any Asset Sale involving Collateral (excluding any Net Cash Proceeds from any Asset Sale which are not required, or cannot be required through the passage of time or otherwise, to be used to purchase Securities under Section 4.13) are paid over to the Collateral Agent; and, if any property other than cash, Cash Equivalents or obligations is included in such net proceeds, such instruments of conveyance, assignment and transfer, if any, as may be necessary, in the Opinion of Counsel, to subject to the Lien of the Security Documents all the right, title and interest of the Company in and to such property.

     For the purposes of this Section 11.4(d), "net proceeds" means any cash, Cash Equivalents, obligations or other property received on the sale, transfer, exchange or other disposition of Collateral to be released, less (i) brokerage commissions and other reasonable fees and expenses related to such transaction and (ii) any provision for any Federal, state or local taxes payable as a result of such sale, transfer, exchange or other disposition.

          (e) One or more Opinions of Counsel which, when considered collectively, shall be substantially to the effect (i) that any obligation included in the consideration for any property so to be released and to be received by the Collateral Agent pursuant to Section 11.4(d) is a valid and binding obligation enforceable in accordance with its terms, subject to such customary exceptions regarding equitable principles, creditors' rights generally and bankruptcy as shall be reasonably acceptable to the Collateral Agent in its sole judgment, and is effectively pledged under the Security Documents, (ii) that any Lien granted by a purchaser to secure a purchase money obligation is a fully perfected Lien and such instrument granting such Lien is enforceable in accordance with its terms, (iii) either (x) that such instruments of conveyance, assignment and transfer as have been or are then delivered to the Collateral Agent are sufficient to subject to the Lien of the Security Documents all the right, title and interest of the Company or the relevant Guarantor in and to any property, other than cash, Cash Equivalents and obligations, that is included in the consideration for the Collateral so to be released and is to be received by the Collateral Agent pursuant to Section 11.4(d), or (y) that no instruments of conveyance, assignment or transfer are necessary for such purpose, (iv) that the Company or the relevant Guarantor has corporate power to own all property included in the consideration for such release, and (v) that all conditions precedent herein and under any of the Security Documents relating to the release of such Collateral have been complied with.

          (f) If the Collateral to be released is only a portion of a discrete parcel of Real Property, evidence that a title company shall have committed to issue an endorsement to the title insurance policy relating to the affected Mortgaged Real Property confirming that after such release, the Lien of the applicable Mortgage continues unimpaired as a first priority perfected Lien upon the remaining Mortgaged Real Property subject only to those Liens permitted by the applicable Mortgage.

          (g) If the Collateral to be released is Mortgaged Real Property having a fair value in excess of $250,000, the Company shall have delivered to the Collateral Agent a Survey depicting the Real Property to be released.

     In connection with any release, the Company or the relevant Guarantor shall
(i) execute, deliver and record or file and obtain such instruments as the Collateral Agent may reasonably require, including, without limitation, amendments to the Security Documents and (ii) deliver to the Collateral Agent such evidence of the satisfaction of the applicable provisions of this Indenture and the Security Documents as the Collateral Agent may reasonably require.

     The Company or the relevant Guarantor shall exercise its rights under this
Section 11.4 by delivery to the Collateral Agent of a notice (each, a "Release Notice"), which shall (i) refer to this Section 11.4, (ii) contain all the resolutions, certificates, opinions, title insurance endorsements, Surveys and such other documents and statements as are required pursuant to this Section
11.4 (including, without limitation, the Officers' Certificate required pursuant to Section 11.4(b)), (iii) describe with particularity the items of property proposed to be covered by the release and (iv) be ac-
     companied by a counterpart of the instruments proposed to give effect to the release fully executed and acknowledged (if applicable) by all parties thereto other than the Collateral Agent and in form for execution by the Collateral Agent. Upon such compliance, the Company or the relevant Guarantor shall direct the Trustee and the Collateral Agent in writing to execute, acknowledge (if applicable) and deliver to the Company or the relevant Guarantor such counterpart within 10 Business Days after receipt by the Trustee and the Collateral Agent of a Release Notice and the satisfaction of the requirements of this Section 11.4.

     Notwithstanding the foregoing provisions of this Section 11.4, subject to the Credit Agreement, the Company may obtain a release of Available Amounts required to purchase Securities pursuant to an Asset Sale Offer on an Asset Sale Payment Date by directing the Collateral Agent in writing to cause to be applied such Available Amounts to such purchase in accordance with Section 4.13 and
Article XI.

     Subject to the Credit Agreement, in case an Event of Default shall have occurred and be continuing, the Company or the relevant Guarantor, while in possession of the Collateral (other than cash, Cash Equivalents, securities and other personal property held by, or required to be deposited or pledged with, the Collateral Agent hereunder or under any Security Document or with the trustee, mortgagee or other holder of a Prior Lien permitted by the Security Documents), may do any of the things enumerated in this Section 11.4 only if the Collateral Agent, in its discretion, or the Requisite Obligees, shall consent to such action, in which event any certificate filed under this Section 11.4 shall omit the statement to the effect that no Event of Default has occurred and is continuing. This paragraph shall not apply, however, during the continuance of an Event of Default of the type specified in Section 6.1(a)(i) or (ii).

     All cash or Cash Equivalents received by the Collateral Agent pursuant to this Section 11.4 shall be held by the Collateral Agent for the benefit of the Secured Parties, as Trust Moneys subject to application as provided in this
Section 11.4 (in the case of any Net Cash Proceeds from Asset Sales involving Collateral) or in Article XI. All purchase money and other obligations received by the Collateral Agent pursuant to this Section 11.4 shall be held by the Collateral Agent for the benefit of the Secured Parties, as Collateral.

     Any releases of Collateral made in strict compliance with the provisions of this Section 11.4 shall be deemed not to impair the Security Interests created by the Security Documents in favor of the Collateral Agent for the benefit of the Secured Parties, in contravention of the provisions of this Indenture.

     SECTION 11.5. Eminent Domain and Other Governmental Takings.

     Subject to the Credit Agreement, should any of the Collateral be taken by eminent domain or be sold pursuant to the exercise by the United States of America or any state, municipality or other governmental authority of any right which it may then have to purchase, or to designate a purchaser or to order a sale of, all or any part of the Collateral, the Trustee and the Collateral Agent shall release the property so taken or purchased, but only upon receipt by the Trustee and the Collateral Agent of the following:

          (a) an Officers' Certificate stating that such property has been taken by eminent domain and the amount of the award therefor, or that such property has been sold pursuant to a right vested in the United States of America, or a state, municipality or other governmental authority to purchase, or to designate a purchaser, or order a sale of such property and the amount of the proceeds of such sale, and that all conditions precedent herein provided for relating to such release have been complied with;

          (b) the award for such property or the proceeds of such sale, to be held as Trust Moneys subject to the disposition thereof pursuant to Article XI and the Credit Agreement; provided, however, that, in lieu of all or any part of such award or proceeds, the Company shall have the right to deliver to the Trustee and the Collateral Agent a certificate of the trustee, mortgagee or other holder of a Prior Lien on all or any part of the property to be released, stating that such award or proceeds, or a specified portion thereof, has been deposited with such trustee, mortgagee or other holder pursuant to the requirements of such Prior Lien, in which case the balance of the award, if any, shall be delivered to the Trustee and the Collateral Agent; and

          (c) an Opinion of Counsel substantially to the effect:

               (1) that such property has been taken by eminent domain, or has been sold pursuant to the exercise of a right vested in the United States of America or a state, municipality or other governmental authority to purchase, or to designate a purchaser or order a sale of, such property;

               (2) in the case of any taking by eminent domain, that the award for the property so taken has become final or that the Board of Directors of the Company has determined that an appeal from such award is not advisable in the interests of the Company or the Secured Parties;

               (3) in the case of any such sale, that the amount of the proceeds of the property so sold is not less than the amount to which the Company or the relevant Guarantor is legally entitled under the terms of such right to purchase or designate a purchaser, or under the order or orders directing such sale, as the case may be;

               (4) in case, pursuant to Section 11.5(b), the award for such property or the proceeds of such sale, or a specified portion thereof, shall be certified to have been deposited with the trustee, mortgagee or other holder of a Prior Lien, that the property to be released, or a specified portion thereof, is or immediately before such taking or purchase was subject to such Prior Lien, and that such deposit is required by such Prior Lien; and

               (5) that the instrument or the instruments and the award or proceeds of such sale which have been or are therewith delivered to and deposited with the Collateral Agent conform to the requirements of this Indenture and any of the applicable Security Documents and that, upon the basis of such application, the Collateral

          Agent is permitted by the terms hereof and of the Security Documents to execute and deliver the release requested, and that all conditions precedent herein provided for relating to such release have been complied with.

     In any proceedings for the taking or purchase or sale of any part of the Collateral, by eminent domain or by virtue of any such right to purchase or designate a purchaser or to order a sale, the Collateral Agent may be represented by counsel who may be counsel for the Company.

     All cash or Cash Equivalents received by the Trustee pursuant to this
Section 11.5 shall be held by the Collateral Agent as Trust Moneys under Article XII subject to application as therein provided and as provided in the Credit Agreement and the Security Documents. All purchase money and other obligations received by the Collateral Agent pursuant to this Section 11.5 shall be held by the Collateral Agent as Collateral subject to application as provided in Section
11.11 and as provided in the Credit Agreement and the Security Documents.

     SECTION 11.6. Trust Indenture Act Requirements.

     The release of any Collateral, whether pursuant to Article XI or XII, from the Lien of any of the Security Documents or the release of, in whole or in part, the Liens created by any of the Security Documents, will not be deemed to impair the Security Interests in contravention of the provisions hereof if and to the extent the Collateral or Liens are released pursuant to the applicable Security Documents and pursuant to the terms hereof. The Trustee and each of the Holders acknowledge that a release of Collateral or Liens strictly in accordance with the terms of the Security Documents and the terms hereof will not be deemed for any purpose to be an impairment of the Security Interests in contravention of the terms of this Indenture. To the extent applicable, without limitation, the Company and each obligor on the Securities shall cause TIA ss. 314(d) relating to the release of property or securities from the Liens hereof and of the Security Documents to be complied with. Any certificate or opinion required by TIA ss. 314(d) may be made by an officer of the Company, except in cases in which TIA ss. 314(d) requires that such certificate of opinion be made by an independent person.

     SECTION 11.7. Suits To Protect the Collateral.

     Subject to the provisions of the Security Documents, the Collateral Agent shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of any of the Security Documents or this Indenture, and such suits and proceedings as the Collateral Agent may deem expedient to preserve or protect its interests and the interests of the Secured Parties in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the Secured Parties).

     SECTION 11.8. Purchaser Protected.

     In no event shall any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Collateral Agent to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor shall any purchaser or other transferee of any property or rights permitted by this Article XI to be sold be under obligation to ascertain or inquire into the authority of the Company to make any such sale or other transfer.

     SECTION 11.9. Powers Exercisable by Receiver or Collateral Agent.

     In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article XI upon the Company with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Company or of any officer or officers thereof required by the provisions of this
Article XI.

     SECTION 11.10. Disposition of Obligations Received.

     All purchase money or other obligations received by the Collateral Agent under this Article XI shall be held by the Collateral Agent, as a part of the Collateral. Upon payment in cash or Cash Equivalents by or on behalf of the Company or the obligor thereof to the Collateral Agent of the entire unpaid principal amount of any such obligation, to the extent not constituting Net Cash Proceeds from an Asset Sale which may possibly be required, through the passage of time or otherwise, to be used to purchase or repay, as applicable, Pari Passu Debt pursuant to Section 4.13, the Collateral Agent shall promptly release and transfer such obligation and any mortgage securing the same upon receipt of any documentation that the Collateral Agent may reasonably require. Any cash or Cash Equivalents received by the Collateral Agent in respect of the principal of any such obligations shall be held by the Collateral Agent as Trust Moneys under
Article XII subject to application as therein provided. Unless and until the Securities are accelerated, pursuant to Section 6.2, all interest and other income on any such obligations, when received by the Collateral Agent, shall be paid to the Company from time to time in accordance with Section 12.7. If the Securities have been accelerated pursuant to Section 6.2, any such interest or other income not theretofore paid, when collected by the Collateral Agent, shall be applied by the Collateral Agent, as the case may be, in accordance with
Section 6.11.

     SECTION 11.11. Determinations Relating to Collateral.

     In the event (i) the Collateral Agent shall receive any written request from the Company under any Security Document for consent or approval with respect to any matter or thing relating to any Collateral or the Company's or any Guarantor's obligations with respect thereto or (ii) there shall be due to or from the Collateral Agent under the provisions of any Security Document any performance or the delivery of any instrument or (iii) the Trustee or the Collateral Agent shall become aware of any nonperformance by the Company or any Guarantor of any covenant or any breach of any representation or warranty of the Company or any Guarantor set forth in any Security Document, then, in each such event, the Collateral Agent shall be entitled to hire experts, consultants, agents and attorneys to advise the Collateral Agent on the manner in which the Collateral Agent should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which shall be reimbursed to the Collateral Agent pursuant to Section 7.7). The Trustee and the Collateral Agent shall be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by the Requisite Obligees.

     SECTION 11.12. Renewal and Refunding.

     Nothing in this Article XI shall prevent (a) the renewal or extension, without impairment of the Security Interests, at the same or at a lower or higher rate of interest, of any of the obligations or Indebtedness of any corporation included in the Collateral or (b) the issue in substitution for any such obligations or Indebtedness of other obligations or Indebtedness of such corporation for equivalent amounts and of substantially equal or superior rank as to security, if any; provided, however, that every such obligation or Indebtedness as so renewed or extended shall continue to be subject to the Lien of the Security Documents and every substituted obligation of Indebtedness and the evidence thereof shall be deposited and pledged with the Collateral Agent.

     SECTION 11.13. Release upon Termination of the Company's Obligations.

     In the event that the Company delivers an Officers' Certificate certifying that the provisions of Sections 8.1, 8.2 or 8.3 have been complied with and all obligations under the Credit Agreement have been satisfied in full, the Collateral Agent shall (i) execute and deliver such releases, termination statements and other instruments as the Company may reasonably request evidencing the termination of the Security Interests created by the Security Documents and (ii) not be deemed to hold the Security Interests for the benefit of the Secured Parties.

     SECTION 11.14. Collateral Agent's Duties in Respect of Collateral.

     The Collateral Agent, acting in its capacity as collateral agent or mortgagee under each of the Security Documents, shall have only such duties with respect to the Collateral as are set forth in the Security Documents.

     SECTION 11.15. Collateral Agent

     By acceptance of the benefits of this Indenture and the Security Documents each Holder and the Trustee, as applicable, (i) consents to the appointment of The Chase Manhattan Bank as the Collateral Agent hereunder and under the Security Documents and grants the Collateral Agent all rights and powers necessary for the Collateral Agent to perform its obligations hereunder and under the Security Documents, (ii) confirms that the Collateral Agent shall have the authority to act as the exclusive agent of such Holders and the Trustee, as applicable, to make claims under and otherwise act in all respects as the beneficiary of and for enforcement of any remedies under or with respect to any Security Document and the giving or withholding of any consent or approval relating to any Collateral or the Security Documents or any obligations with respect thereto or otherwise take any action on behalf of the such Holders and the Trustee pursuant to and in accordance with this Indenture or the Security Documents, (iii) acknowledges that the transactions contemplated by this Indenture will by their nature require the execution and delivery of certain amendments, modifications and supplements to this Indenture and the Security Documents, and each Holder and the Trustee hereby agrees that the Collateral Agent is authorized, to execute, deliver, file and record any such amendment, modification or supplement necessary or desirable for any purpose not inconsistent with the terms of this Indenture or the Security Documents or to cure any ambiguity or to correct or supplement any provision contained herein or in any of the Security Documents which may be defective or inconsistent with any other provision contained herein or in any Security Document, or to make such other provisions in regard to matters or questions arising under this Indenture or in any Security Document which shall not be inconsistent with the provisions of this Indenture or any Security Document and which shall not adversely affect the interests of the Holders or the Trustee, and (iv) agrees that such Holders or the Trustee, as applicable, shall not given any approval or consent relating to or bring any suit, action or proceeding to enforce any term or provision of the Security Documents or to enforce any of its rights in respect of the Collateral, except through the Collateral Agent in accordance with this Indenture and the Security Documents.

     The Collateral Agent shall make such demands and give such notices under the Security Documents, and to take such action to enforce the Collateral Documents and to foreclose upon, collect, dispose of or release the Collateral or any portion thereof, in each case as may be directed by Requisite Obligees. The Collateral Agent shall consent to amendments, modifications or waivers to any of the Security Documents as directed in accordance with the provisions of
Section 6.9 of the Indenture.

     The Collateral Agent may at any time request directions from the Requisite Obligees with respect to the Security Documents as to any course of action or other matter relating hereto or to such Security Documents. Directions given by the Requisite Obligees to the Collateral Agent shall be binding on all Secured Parties for all purposes (provided such directions do not conflict with the express terms of this Indenture or any Security Document). As to any matters not expressly provided for by this Indenture, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with instructions signed by the Requisite Obligees, and any action taken or failure to act pursuant thereto, shall be binding on all of the Secured Parties. The Collateral Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of this Indenture or any of the Security Documents, or which would in its opinion subject it or any of its officers, employees or directors to liability.

     Any and all amounts actually received (i) by the Collateral Agent in connection with the enforcement of the Security Documents, (ii) in accordance with the Indenture or (iii) by the Collateral Agent as agent for the Secured Parties in connection with a distribution in a bankruptcy, insolvency or similar proceeding, including, without limitation, the proceeds of any collection, sale or other disposition of the Collateral or any portion thereof shall be applied promptly by the Collateral Agent as provided for in the respective Security Documents. Until such amounts are so applied, the Collateral Agent shall hold such amounts in its custody in accordance with its regular procedures for handling deposited funds.

     Each Holder and the Trustee shall, upon request of the Collateral Agent, execute and deliver such further instruments and do such further acts as may be reasonably necessary or appropriate to carry out more effectively the provisions of this Section 11.5 and the other provisions of this Indenture and the Security Documents relating to the intercreditor arrangements among the Secured Parties.

     The Collateral Agent may at any time, by giving written notice to the Company and the Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent by the Requisite Obligees and
(ii) the acceptance of such appointment by such successor Collateral Agent.


                                   ARTICLE XII

                           APPLICATION OF TRUST MONEYS

     SECTION 12.1. "Trust Moneys" Defined.

     All cash or Cash Equivalents received by the Collateral Agent in accordance with the terms of this Indenture and the Security Documents:

          (a) upon the release of property from the Lien of any of the Security Documents, including, without limitation, all moneys received in respect of the principal of all purchase money, governmental and other obligations; or

          (b) as compensation for, or proceeds of the sale of, all or any part of the Collateral taken by eminent domain or purchased by, or sold pursuant to an order of, a governmental authority or otherwise disposed of; or

          (c) as proceeds of insurance (including, without limitation, title insurance) upon any, all or part of the Collateral (other than any liability insurance proceeds payable to the Collateral Agent for any loss, liability or expense incurred by it); or

          (d) pursuant to the Mortgages; or

          (e) as proceeds of any other sale or other disposition of all or any part of the Collateral by or on behalf of the Collateral Agent or any collection, recovery, receipt, appropriation or other realization of or from all or any part of the Collateral pursuant to the Security Documents or otherwise; or

          (f) for application under this Article XII as elsewhere provided in this Indenture, the Credit Agreement or any Security Document, or whose disposition is not elsewhere otherwise specifically provided for herein or in any Security Document;

(all such moneys being herein sometimes called "Trust Moneys"; provided, however, that Trust Moneys shall not include any property deposited with the Trustee pursuant to Section 4.15 or Articles III or VIII or delivered to or received by the Trustee pursuant to Section 6.10 hereof), shall be held by the Collateral Agent for the benefit of the Secured Parties as a part of the Collateral and, upon any entry upon or sale or other disposition of the Collateral or any part thereof pursuant to any of the Security Documents, said Trust Moneys shall be applied by the Collateral Agent in accordance with the Security Documents and the Trustee shall thereafter apply the proceeds received by it in accordance with Section 6.10; but, prior to any such entry, sale or other disposition, all or any part of the Trust Moneys may be withdrawn, and shall be released, paid or applied by the Collateral Agent, from time to time as provided in Sections 12.2 through 12.6, inclusive.

     SECTION 12.2. Retirement of Securities.

     Subject to pari passu application to the Credit Agreement Indebtedness, the Collateral Agent shall apply Trust Moneys from time to time to the payment of the principal of any Securities, on any Maturity Date or to the redemption thereof or the purchase thereof upon tender or in the open market or at private sale or upon any exchange or in any one or more of such ways, including, without limitation, pursuant to an offer to purchase under Section 4.13, or a Change of Control Offer under Section 4.15 (but never applied to any amount in excess of the principal amount of a Security), as the Company shall request in writing, upon receipt by the Collateral Agent of the following:

          (a) Board Resolutions of the Company directing the application pursuant to this Section 12.2 and the Credit Agreement of a specified amount of Trust Moneys and, in case any such moneys are to be applied to payment, designating the Securities so to be paid and, in case any such moneys are to be applied to the purchase of Securities, prescribing the method of purchase, the price or prices to be paid and the maximum principal amount of Securities to be purchased and any other provisions of this Indenture governing such purchase;

          (b) cash in the maximum amount of the accrued interest and premium, if any, required to be paid in connection with any such purchase, which cash shall be held by the Collateral Agent in trust for such purpose;

          (c) an Officers' Certificate, dated not more than five Business Days prior to the date of the relevant application stating

               (i) that no Default or Event of Default exists unless such Default or Event of Default would be cured thereby;

               (ii) that all conditions precedent and covenants herein provided for relating to such application of Trust Moneys have been complied with;

               (iii) that the Lenders under the Credit Agreement will not be prejudiced thereby; and

          (d) an Opinion of Counsel stating that the documents and the cash or Cash Equivalents, if any, which have been or are therewith delivered to and deposited with the Collateral Agent conform to the requirements of this Indenture and that all conditions precedent herein provided for relating to such application of Trust Moneys have been complied with.

     Upon compliance with the foregoing provisions of this Section, the Collateral Agent shall apply Trust Moneys as directed and specified by such Board Resolution, up to, but not exceeding, the principal amount of the Securities so paid or purchased, using the cash deposited pursuant to paragraph
(b) of this Section 12.2, to the extent necessary, to pay any accrued interest required in connection with such purchase.

     A Board Resolution expressed to be irrevocable directing the application of Trust Moneys under this Section 12.2 to the payment of the principal of particular Securities shall for all purposes of this Indenture be deemed the equivalent of the deposit of money with the Collateral Agent in trust for such purpose. Such Trust Moneys and any cash deposited with the Collateral Agent pursuant to paragraph (b) of this Section 12.2 for the payment of accrued interest shall not, after compliance with the foregoing provisions of this Section, be deemed to be part of the Collateral or Trust Moneys.

     SECTION 12.3. Withdrawals of Insurance Proceeds and Condemnation Awards.

     To the extent that any Trust Moneys consist of either (a) the proceeds of insurance upon any part of the Collateral or (b) any award for or the proceeds of any of the Collateral being taken by eminent domain or sold pursuant to the exercise by the United States of America or any state, municipality or other governmental authority of any right which it may then have to purchase, or to designate a purchaser or to order a sale of any part of the Collateral, such Trust Moneys may be withdrawn by the Company and shall be paid by the Collateral Agent upon a request by the Company by the proper officer or officers of the Company to reimburse the Company or a Guarantor for expenditures made, or to pay costs incurred, by the Company or a Guarantor to repair, rebuild or replace the property destroyed, damaged or taken, upon receipt by the Collateral Agent of the following:

          (a) an Officers' Certificate of the Company dated not more than 30 days prior to the date of the application for the withdrawal and payment of such Trust Moneys and (if required by the TIA) signed also in the case of the following clauses (i), (iv) and (vi), by an Appraiser or Financial Advisor, setting forth:

               (i) that expenditures have been made, or costs incurred, by the Company or a Guarantor in a specified amount for the purpose of making certain repairs, rebuildings and replacements of the Collateral, which shall be briefly described, and stating the fair value thereof to the Company or a Guarantor at the date of the acquisition thereof by the Company or a Guarantor, except that it shall not be necessary under this clause (i) to state the fair value of any such repairs, rebuildings or replacements that are separately described pursuant to clause (vi) of this paragraph (a) and whose fair value is stated in the Independent Appraiser's or Independent Financial Advisor's certificate under paragraph (b) of this Section 12.3;

          (ii) that no part of such expenditures in any previous or then pending application, has been or is being made the basis for the withdrawal of any Trust Moneys pursuant to this Section 12.3;

          (iii) that no part of such expenditures or costs has been paid out of either the proceeds of insurance upon any part of the Collateral not required to be paid to the Collateral Agent under the relevant Mortgage or any award for or the proceeds from any of the Collateral being taken not required to be paid to the Collateral Agent under Section 12.5, as the case may be;

          (iv) that there is no outstanding Indebtedness, other than costs for which payment is being requested, known to the Company, after due inquiry, for the purchase price or construction of such repairs, rebuildings or replacements, or for labor, wages, materials or supplies in connection with the making thereof, which, if unpaid, might become the basis of a vendor's, mechanics', laborers' materialmen's, statutory or other similar Lien upon any of such repairs, rebuildings or replacement, which Lien might, in the opinion of the signers of such certificate, materially impair the security afforded by such repairs, rebuildings or replacement;

          (v) that the property to be repaired, rebuilt or replaced is necessary or desirable in the conduct of the Company's business;

          (vi) whether any part of such repairs, rebuildings or replacements within six months before the date of acquisition thereof by the Company or a Guarantor, has been used or operated by others than the Company or a Guarantor in a business similar to that in which such property has been or is to be used or operated by the Company or a Guarantor, and whether the fair value to the Company or a Guarantor, at the date of such acquisition, of such part of such repairs, rebuildings or replacement is at least $100,000 and 1% of the aggregate principal amount of the outstanding Securities; and, if all of such facts are present, such part of said repairs, rebuildings or replacements shall be separately described, and it shall be stated that an Independent Appraiser's or Independent Financial Advisor's certificate as to the fair value to the Company or a Guarantor of such separately described repairs, rebuildings or replacements will be furnished under paragraph (b) of this Section 12.3;

          (vii) that no Default or Event of Default shall have occurred and be continuing;

          (viii) that all conditions precedent herein provided for relating to such withdrawal and payment have been complied with; and

          (ix) that such withdrawal and payment does not violate the terms of the Credit Agreement.

     (b) In case any part of such repairs, rebuildings or replacements is separately described pursuant to the foregoing clause (vi) of paragraph (a) of this Section 12.3, a certificate of an Independent Appraiser or Independent Financial Advisor (if required by the TIA) stating the fair value to the Company or a Guarantor, in such Independent Appraiser's or Independent Financial Advisor's opinion, of such separately described repairs, rebuildings or replacements at the date of the acquisition thereof by the Company or a Guarantor.

     (c) (i) In case any part of such repairs, rebuildings or replacements constitutes Real Property:

          (1) with respect to any such repairs, rebuildings or replacements that are not encompassed within or are not erected upon Mortgaged Real Property, an instrument or instruments in recordable form sufficient for the Lien of this Indenture and any Mortgage to cover such repairs, rebuildings or replacements which, if such repairs, rebuildings or replacements include leasehold or easement interests, shall include normal and customary provisions with respect thereto and evidence of the filing of all such documents as may be necessary to perfect such Liens;

          (2) a policy of title insurance (or a commitment to issue title insurance) insuring that the Lien of this Indenture and any Mortgage constitutes a direct and valid and perfected first priority mortgage Lien (subject only to Prior Liens) on such repairs, rebuildings or replacements in an aggregate amount equal to the fair value of such repairs, rebuildings or replacements, together with such endorsements and other opinions as are contemplated by Section 11.2(b)(ii), or with respect to any such repairs, rebuildings or replacements that are encompassed within or are erected upon Mortgaged Real Property an endorsement to the title insurance policy issued pursuant to Section 11.2(b)(ii) regarding the affected Mortgaged Real Property confirming that such repairs, rebuildings or replacements are encumbered by the first priority Lien (subject only to Prior Liens) of the applicable Mortgage;

          (3) in the event such repairs, rebuildings or replacements have a fair value in excess of $250,000, a Survey with respect thereto; and

          (4) evidence of payment or a closing statement indicating payments to be made by the Company or a Guarantor of all title premiums, recording charges, transfer taxes and other costs and expenses, including reasonable legal fees and disbursements of counsel for the Collateral Agent (and any local counsel), that may be incurred to validly and effectively subject such repairs, rebuildings or replacements to the Lien of any applicable Security Document to perfect such Lien; and

     (ii) in case any part of such repairs, rebuildings or replacements constitutes personal property interests:

          (1) an instrument in recordable form sufficient for the Lien of the Security Agreement to cover such repairs, rebuildings or replacements; and

          (2) evidence of payment or a closing statement indicating payments to be made by the Company or a Guarantor of all filing fees, recording charges, transfer taxes and other costs and expenses, including reasonable legal fees and disbursements of counsel for the Trustee (and any local counsel), that may be incurred to validly and effectively subject such repairs, rebuildings or replacements to the Lien of any Security Document.

     (d) An Opinion of Counsel substantially stating:

          (i) that the instruments that have been or are therewith delivered to the Trustee and the Collateral Agent conform to the requirements of this Indenture or any other applicable Security Document, and that, upon the basis of such request of the Company and the accompanying documents specified in this Section 12.3, all conditions precedent herein provided for relating to such withdrawal and payment have been complied with, and the Trust Moneys whose withdrawal is then requested may be lawfully paid over under this Section 12.3;

          (ii) that the Company has acquired title to said repairs, rebuildings and replacements at least the equivalent to its title to the property destroyed, damaged or taken, and that the same and every part thereof are free and clear of all Liens prior to the Lien of any of the Security Documents, except Prior Liens which the property so destroyed, damaged or taken shall have been subject at the time of such destruction, damage or taking; and

          (iii) that all of the Company's or the relevant Guarantor's right, title and interest in and to said repairs, rebuildings or replacements, or combination thereof, are then subject to the Lien of any of the Security Documents.

     Upon compliance with the foregoing provisions of this Section 12.3, the Collateral Agent shall pay on the written request of the Company an amount of Trust Moneys of the character aforesaid equal to the amount of the expenditures or costs stated in the Officers' Certificate required by clause (i) of paragraph
(a) of this Section 12.3, or the fair value to the Company or the relevant Guarantor of such repairs, rebuildings and replacements stated in such Officers' Certificate (and in such Independent Appraiser's or Independent Financial Advisor's certificate, if required by paragraph (b) of this Section 12.3), whichever is less; provided, however, that notwithstanding the above, so long as no Default or Event of Default shall have occurred and be continuing, in the event that any insurance proceeds or award for such property or proceeds of such sale does not exceed the lesser of $100,000 or 1% of the principal amount of the outstanding Securities, and, in the good faith estimate of the Company, such destruction or damage resulting in such insurance proceeds or such taking or sale resulting in such award does not detrimentally affect the value or use of the applicable Collateral in any material respect, upon delivery to the Collateral Agent of an Officers' Certificate of the Company to such effect, the Collateral Agent shall release to the Company or the relevant Guarantor such insurance proceeds or award for such property or proceeds of such sale, free of the Lien hereof and of the applicable Security Documents; the Company shall take all steps necessary to notify the condemning authority of such assignment.

     SECTION 12.4. Withdrawal of Trust Moneys for Reinvestment.

     To the extent that any Trust Moneys consist of Net Cash Proceeds received by the Collateral Agent pursuant to Section 4.13 and the Company or the relevant Guarantor intends to reinvest such Net Cash Proceeds in a manner that would constitute a Permitted Related Acquisition, such Trust Moneys may be withdrawn by the Company or the relevant Guarantor, subject to the Credit Agreement, and shall be paid by the Collateral Agent upon a written request by the Company by the proper officer or officers of the Company to reimburse the Company or the relevant Guarantor for expenditures made or to pay costs incurred by the Company or the relevant Guarantor in connection with such Permitted Related Acquisition, upon receipt by the Collateral Agent of the following:

          (a) An Officer's Certificate, dated not more than 30 days prior to the date of the application for the withdrawal and payment of such Trust Moneys, stating in substance as follows:

               (i) that the Trust Moneys to be released constitute Net Cash Proceeds from an Asset Sale;

               (ii) setting forth with particularity the investment to be made with such Trust Moneys;

               (iii) that the release of the Trust Moneys complies with all applicable terms of this Indenture;

               (iv) that there is no Event of Default (both before and after giving effect to the Permitted Related Acquisition);

               (v) that all conditions precedent herein provided for relating to the release of the Trust Moneys in question have been provided; and

               (vi) that such withdrawal and payment does not violate the Credit Agreement.

          (b) If the Permitted Related Investment to be made is an investment in Real Property, the Company shall also deliver to the Collateral Agent:

               (i) an instrument or instruments in recordable form sufficient for the Lien of any Mortgage to cover such Real Property which, if the Real Property is a leasehold or easement interest, shall include normal and customary provisions with respect thereto and evidence of the filing of all such financing statements and other instruments as may be necessary to perfect such Liens;

               (ii) a policy of title insurance (or a commitment to issue title insurance) insuring that the Lien of this Indenture and any Mortgage constitutes a direct and valid and perfected first priority mortgage Lien (subject only to Prior Liens) on such Real Property in an aggregate amount equal to the fair value of the Real Property, together with an Officers' Certificate stating that any specific exceptions to such title insurance are Prior Liens, together with such endorsements and other opinions as are contemplated by Section 12.2(b)(ii);

               (iii) in the event such Real Property has a fair value in excess of $250,000, a Survey with respect thereto; and

               (iv) evidence of payment or a closing statement indicating payments to be made by the Company or the relevant Guarantor of all title premiums, recording charges, transfer taxes and other costs and expenses, including reasonable legal fees and disbursements of one counsel for the Collateral Agent (and any local counsel), that may be incurred to validly and effectively subject the Real Property to the Lien of any applicable Security Document to perfect such Lien; and

          (c) If the Permitted Related Investment is a personal property interest, the Company shall deliver to the Collateral Agent:

               (i) an instrument in recordable form, if necessary, sufficient for the Lien of any applicable Security Document to cover such personal property interest; and

               (ii) evidence of payment or a closing statement indicating payments to be made by the Company or the relevant Guarantor of all filing fees, recording charges, transfer taxes and other costs and expenses, including reasonable legal fees and disbursements of one counsel for the Collateral Agent (and any local counsel), that may be incurred to validly and effectively subject the Permitted Related Investment to the Lien of any Security Document.

          (d) An Opinion of Counsel stating that the documents that have been or are therewith delivered to the Collateral Agent conform to the requirements of this Indenture and that all conditions precedent herein relating to such application of Trust Moneys have been complied with.

     SECTION 12.5. Powers Exercisable Notwithstanding Event of Default.

     In case an Event of Default shall have occurred and shall be continuing, the Company, while in possession of the Collateral (other than cash, Cash Equivalents, securities and other personal property held by, or required to be deposited or pledged with, the Collateral Agent hereunder or under the Security Documents or with the trustee, mortgagee or other holder of a Prior Lien), may do any of the things enumerated in Sections 12.2, 12.3 and 12.4 if the Requisite Obligees shall consent to such action, in which event any certificate filed under any of such Sections shall omit the statement to the effect that no Event of Default has occurred and is continuing. This Section 12.5 shall not apply, however, during the continuance of an Event of Default of the type specified in Section 6.1(a)(i) or (ii).

     SECTION 12.6. Powers Exercisable by Trustee or Receiver.

     In case the Collateral (other than any cash, Cash Equivalents, securities and other personal property held by, or required to be deposited or pledged with, the Collateral Agent hereunder or under the Security Documents or with the trustee, mortgagee or other holder of a Prior Lien) shall be in the possession of a receiver or trustee lawfully appointed, the powers hereinbefore in this
Article XII conferred upon the Company or the relevant Guarantor with respect to the withdrawal or application of Trust Moneys may be exercised by such receiver or trustee, in which case a certificate signed by such receiver or trustee shall be deemed the equivalent of any Officers' Certificate required by this Article
XII. If the Collateral Agent shall be in possession of any of the Collateral hereunder or under any of the Security Documents, such powers may be exercised by the Collateral Agent, in its discretion.

     SECTION 12.7. Disposition of Securities Retired.

     All Securities received by the Trustee and for whose purchase Trust Moneys are applied under this Article XII, if not otherwise cancelled, shall be promptly delivered to the Trustee for cancellation and destruction unless the Trustee shall be otherwise directed in writing by the Company. Upon destruction of any Securities, the Trustee shall issue a certificate of destruction to the Company.

     SECTION 12.8. Investment of Trust Moneys.

     All or any part of any Trust Moneys held by the Collateral Agent hereunder (except such as may be held for the account of any particular Securities) shall from time to time be invested or reinvested by the Collateral Agent in any Cash Equivalents pursuant to the written direction of the Company which shall specify the Cash Equivalents in which such Trust Moneys shall be invested. Unless an Event of Default occurs and is continuing, any interest on such Cash Equivalents (in excess of any accrued interest paid at the time of purchase) which may be received by the Collateral Agent shall be forthwith paid to the Company. Such Cash Equivalents shall be held by the Collateral Agent as a part of the Collateral, subject to the same provisions hereof as the cash used by it to purchase such Cash Equivalents.

     Neither the Trustee nor the Collateral Agent shall be liable or responsible for any loss resulting from such investments or sales except only for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct in complying with this Section 12.8.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     SECTION 13.1. Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     SECTION 13.2. Notices.

     Any notice or communication shall be sufficiently given if in writing and delivered in Person or mailed by first-class mail addressed as follows:

     (a) if to the Company or the Guarantors:

                REPUBLIC ENGINEERED STEELS, INC.
                410 Oberlin Road SW
                Massillon, OH  44647
                Attention:  General Counsel

     (b) if to the Trustee:

                [          ]
                [          ]
                [          ]
                Re:        Republic Engineered Steels, Inc.
                Attention:  [           ]

     (c) if to the Collateral Agent:

                [          ]
                [          ]
                [          ]


     Each of the Company, the Guarantors, the Trustee and the Collateral Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Securityholder, including any notice delivered in connection with TIA ss. 310(b), TIA ss. 313(c), TIA ss. 314(a) and TIA ss. 315(b), shall be mailed to him, first-class postage prepaid, at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee or the Collateral Agent, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 13.3. Communications by Holders with Other Holders.

     Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors the Trustee, the Registrar, the Collateral Agent and any other Person shall have the protection of TIA ss. 312(c).

     SECTION 13.4. Certificate and Opinion of Counsel as to Conditions
                   Precedent.

     Upon any request or application by the Company to the Trustee or the Collateral Agent to take any action under this Indenture, the Company shall furnish to the Trustee or the Collateral Agent, as applicable, at the request of the Trustee or the Collateral Agent, as applicable, (a) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (b) an Opinion of Counsel in form and substance satisfactory to the Trustee or the Collateral Agent, as applicable, stating that, in the opinion of counsel, all such conditions have been complied with and (c) where applicable, a certificate or opinion by an independent certified public accountant satisfactory to the Trustee or the Collateral Agent, as applicable, that complies with TIA ss. 314(c).

     SECTION 13.5. Statements Required in Certificate and Opinion of Counsel.

     Each certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that the Person making such certificate has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

          (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     SECTION 13.6. Rules by Trustee, Paying Agent, Registrar, Collateral Agent.

     The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Securityholders. The Paying Agent, Collateral Agent or Registrar may make reasonable rules for its functions.

     SECTION 13.7. Legal Holidays.

     If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     SECTION 13.8. Governing Law.

     The internal laws of the State of New York shall govern this Indenture, the Securities and the Guarantee.

     SECTION 13.9. No Recourse Against Others.

     A trustee, director, officer, employee, stockholder or beneficiary, as such, of the Company or the Guarantors shall not have any liability for any obligations of the Company or the Guarantors under the Securities or this Indenture or the Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability.

     SECTION 13.10. Successors.

     All agreements of the Company and the Guarantors in this Indenture and the Securities and the Guarantees shall bind their respective successors. All agreements of the Trustee and the Collateral Agent in this Indenture shall bind its successor.

     SECTION 13.11. Duplicate Originals.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     SECTION 13.12. Severability.

     In case any provision in this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

     SECTION 13.13. Table of Contents, Headings, Etc.

     The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                     REPUBLIC ENGINEERED STEELS, INC.
                                     as Issuer


                                     By: _____________________________
                                         Title:


                                     [                ],
                                     as Guarantor


                                     By: _____________________________
                                         Title:


                                     [                ],
                                     as Trustee


                                     By: _____________________________
                                         Title:


                                     [                ],
                                     as Collateral Agent


                                     By: _____________________________
                                         Title:

                                                                    EXHIBIT  A-1


                               [FORM OF SECURITY]

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT
(A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS UNDER THE SECURITIES ACT, IN OFFSHORE TRANSACTIONS IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 904 OF REGULATION S, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),(3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A


                                      A-1-1

NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.


                                     A-1-2

                        REPUBLIC ENGINEERED STEELS, INC.

No.                                                          $

                       15.5% FIRST MORTGAGE NOTE DUE 2006

     REPUBLIC ENGINEERED STEELS, INC. promises to pay            or registered
assigns the principal sum of        Dollars on [        ], 2006.

Interest Payment Dates:  June 15, December 15, and at maturity

Record Dates:  June 1, December 1 and 15 days prior to maturity

                                      REPUBLIC ENGINEERED STEELS, INC.


                                      By: __________________________________


                                      By: __________________________________



Dated:

Certificate of Authentication

     This is one of the 15.5% First Mortgage Notes Due 2006 referred to in the within-mentioned Indenture.

                                      [            ],
                                      as Trustee


                                      By: __________________________________
                                                 Authorized Signatory

                                     A-1-3

                              (REVERSE OF SECURITY)

                        REPUBLIC ENGINEERED STEELS, INC.

                  15.5% FIRST MORTGAGE NOTE DUE 2006, SERIES A


     1. Interest. REPUBLIC ENGINEERED STEELS, INC., a Delaware corporation (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the reverse side hereof at a rate of 15.5% per annum (the "Initial Interest Rate"). Interest on this Security will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance through but excluding the date on which interest is paid. Interest shall be payable in arrears on each June 15, each December 15, and at the stated maturity, commencing June 15, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate of 15.5% per annum.

     The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by this Security plus 2% per annum and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

     2. Registration Rights. Pursuant to the Registration Rights Agreement by and among the Company and the Initial Purchasers, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 15.5% First Mortgage Notes Due 2006, Series B, of the Company (herein called the "Exchange Securities"), which have been registered under the Securities Act, in like principal amount and having identical terms as the Securities (except for this paragraph and terms related to transfer restrictions no longer applicable by virtue of such registration). The Holders of Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

     3. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders at the close of business on the June 1 or December 1 next preceding the interest payment date and on the 15th day next preceding the date of maturity. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Interest may be paid by wire transfer or check mailed to the person entitled thereto as shown on the Registrar for the Securities.

     4. Paying Agent and Registrar. Initially, [        ] (the "Trustee") will
act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice. Neither the Company nor any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

                                     A-1-4

     5. Indenture and Guarantees. The Company has issued the Securities under an
Indenture dated as of [           ], [     ] (the "Indenture") between the
Company, the Trustee and the Collateral Agent. This Security is one of an issue of 15.5% First Mortgage Notes Due 2006 of the Company issued, or to be issued, under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended from time to time ("TIA"). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Securities are [secured] obligations of the Company
limited in aggregate principal amount to $[           ]. Payment on each
Security is guaranteed on a senior [secured] basis by the Guarantors pursuant to Article Ten of the Indenture. The Indenture limits, among other things, the incurrence of Indebtedness by the Company and its Subsidiaries; the creation of Liens by the Company and its Subsidiaries; purchases, redemptions, and other acquisitions or retirements of Capital Stock of the Company and its Subsidiaries; transactions by the Company and its Subsidiaries with their respective Affiliates; and the ability of the Company or any of its Subsidiaries to merge with or into another entity. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee annually on compliance with the limitations contained in the Indenture.

     6. Redemption.

     (a) Optional Redemption. The Company, at its option, may redeem all or any of the Securities, in whole or in part, (i) at any time a Security is held by an original Holder (the "Bridge Lender") at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date and (ii) at any time a Security is held by any person other than the Bridge Lender after to the fourth anniversary of the [Conversion Date] at the redemption prices (expressed in percentages of principal amount) set forth below plus accrued and unpaid interest to the Redemption Date, if redeemed during the 12-month period beginning [November 6] of the years indicated below:

     Year                                                  Percentage
     ----                                                  ----------
     2003..........................................          107.750%
     2004..........................................          105.167%
     2005..........................................          102.584%
     2006 and thereafter...........................          100.000%

     (b) Mandatory Redemption. The Company shall be required to redeem the Securities and repay Loans on a pro rata basis, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date or repayment date, as applicable, from the Net Proceeds of a Public Equity Offering.

     7. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. On and after the Redemption Date, unless the Company defaults in making the

                                     A-1-5
redemption payment, interest ceases to accrue on the Securities or portions thereof called for redemption.

     8. Notice of Transfer to Issuer. Notice of transfer by a Bridge Lender of the Securities will be made at least 10 days before such transfer.

     9. Offers To Purchase. Sections 4.13 and 4.15 of the Indenture provide that after an Asset Sale or upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of Securities in accordance with the procedures set forth in the Indenture.

     10. Security Documents. In order to secure the due and punctual payment of the principal of and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Company has granted and, subject to the terms of the Indenture, will grant Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties pursuant to the Indenture and the Security Documents. The Securities will be secured by Liens on the Collateral that are subject only to certain permitted encumbrances, which shall include, among other things, an equal and ratable Lien to secure Loans.

     Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Security Documents, as the same may be amended from time to time pursuant to the respective provisions thereof and the Indenture.

     The Trustee and each Holder acknowledge that a release of any of the Collateral or any Lien strictly in accordance with the terms and provisions of any of the Security Documents and the terms and provisions of the Indenture will not be deemed for any purpose to be an impairment of the security under the Indenture.

     11. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities or portion of a Security selected for redemption, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

     12. Persons Deemed Owners. The registered Holder of a Security may be treated as the owner of it for all purposes.

     13. Unclaimed Money. If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

                                     A-1-6

     14. Amendment, Supplement, Waiver. The Company, the Guarantors, the Trustee (if a party thereto) and the Collateral Agent (if a party thereto) may, without the consent of the Holders of any outstanding Securities, amend, waive or supplement the Indenture, the Security Documents or the Securities for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the TIA, making any change that does not adversely affect the rights of any Holder or mortgaging, pledging or granting a security interest in favor of the Collateral Agent as additional security for the payment and performance of the obligations under the Indenture, in any property or assets, including any which is required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted, to the Collateral Agent pursuant to any Security Document or otherwise. Other amendments and modifications of the Indenture, the Securities or the Security Documents may be made by the Company, the Trustee and the Collateral Agent with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Securities or the Requisite Obligees, as the case may be, subject to certain exceptions requiring the consent of the Holders of the particular Securities to be affected.

     15. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation will be released from those obligations.

     16. Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(vii) or (viii) of the Indenture (with respect to the Company)) occurs and is continuing, then the Holders of not less than 25% in aggregate principal amount of the outstanding Securities may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the outstanding Securities shall, declare the principal of, premium, if any, and interest on all of the Securities to be due and payable immediately. If an Event of Default specified in Section 6.1(a)(vii) or (viii) of the Indenture (with respect to the Company) occurs and is continuing, the principal of, premium, if any, and interest on all of the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture, the Guarantees, the Security Documents or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     17. Trustee Dealings with Company. Subject to certain limitations imposed by the TIA the Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

     18. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or a Guarantor shall not have any liability for any obligations of the Company

                                     A-1-7
or a Guarantor under the Securities or the Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     19. Discharge. The Company's and each Guarantor's obligations pursuant to the Indenture and the Guarantees will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities or upon the irrevocable deposit with the Trustee of money or U.S. Government Obligations sufficient to pay when due principal of, premium, if any, and interest on the Securities to maturity or redemption, as the case may be.

     20. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

     21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     22. CUSIP. Pursuant to the recommendations promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

            Republic Engineered Steels, Inc.
            410 Oberlin Road, S.W.
            Massillon, Ohio  44647
            Attention:  General Counsel

                                     A-1-8

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                SENIOR GUARANTEE

     [           ] and [           ] (the "Guarantors"), have unconditionally
guaranteed on a senior basis (the "Guarantees") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

No past, present or future stockholder, officer, director, employee or incorporator, as such, of any Guarantor shall have any liability under the Guarantee of such Guarantor by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Guarantees.

                                     A-1-9

                                 ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

________________________________________________________________________________

(Insert assignee's social security or tax ID number)____________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

________________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

                                     A-1-10

                                                                     EXHIBIT A-2
                                                                     -----------


                               [FORM OF SECURITY]

                        REPUBLIC ENGINEERED STEELS, INC.

No.                                                               $

                       15.5% FIRST MORTGAGE NOTE DUE 2006

     REPUBLIC ENGINEERED STEELS, INC. promises to pay or registered assigns the
principal sum of            Dollars on [ ], 2006.

Interest Payment Dates:  June 15, December 15, and at maturity

Record Dates:  June 1, December 1 and 15 days prior to maturity

                                              REPUBLIC ENGINEERED STEELS, INC.


                                              By: ______________________________


                                              By: ______________________________


Dated:

Certificate of Authentication

     This is one of the 15.5% First Mortgage Notes Due 2006 referred to in the within-mentioned Indenture.

                                              [          ],
                                              as Trustee


                                              By: ______________________________
                                                       Authorized Signatory

                                     A-2-1

                              (REVERSE OF SECURITY)

                        REPUBLIC ENGINEERED STEELS, INC.

                  15.5% FIRST MORTGAGE NOTE DUE 2006, SERIES B


     1. Interest. REPUBLIC ENGINEERED STEELS, INC., a Delaware corporation (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the reverse side hereof at a rate of 15.5% per annum (the "Initial Interest Rate"). Interest on this Security will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance through but excluding the date on which interest is paid. Interest shall be payable in arrears on each June 15, each December 15, and at the stated maturity, commencing June 15, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate of [ ]% per annum.

     The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by this Security plus 2% per annum and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

     2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders at the close of business on the June 1 or December 1 next preceding the interest payment date and on the 15th day next preceding the date of maturity. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Interest may be paid by wire transfer or check mailed to the person entitled thereto as shown on the Registrar for the Securities.

     3. Paying Agent and Registrar. Initially, [ ] (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice. Neither the Company nor any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

     4. Indenture and Guarantees. The Company has issued the Securities under an Indenture dated as of [ ], [ ] (the "Indenture") between the Company, the Trustee and the Collateral Agent. This Security is one of an issue of 15.5% First Mortgage Notes Due 2006 of the Company issued, or to be issued, under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended from time to time ("TIA"). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Securities are [secured] obligations of the Company limited in aggregate principal amount to $[ ]. Payment on each Security is guaranteed on a senior [secured] basis by the Guarantors pursuant to Article Ten of the Indenture. The Indenture limits, among other things, the incur-

                                     A-2-2
rence of Indebtedness by the Company and its Subsidiaries; the creation of Liens by the Company and its Subsidiaries; purchases, redemptions, and other acquisitions or retirements of Capital Stock of the Company and its Subsidiaries; transactions by the Company and its Subsidiaries with their respective Affiliates; and the ability of the Company or any of its Subsidiaries to merge with or into another entity. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee annually on compliance with the limitations contained in the Indenture.

     5. Redemption.

     (a) Optional Redemption. The Company, at its option, may redeem all or any of the Securities, in whole or in part, (i) at any time a Security is held by an original Holder (the "Bridge Lender") at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date and (ii) at any time a Security is held by any person other than the Bridge Lender after to the fourth anniversary of the [Conversion Date] at the redemption prices (expressed in percentages of principal amount) set forth below plus accrued and unpaid interest to the Redemption Date, if redeemed during the 12-month period beginning [ ] of the years indicated below:

     Year                                                 Percentage
     ----                                                 ----------
     2003.........................................          107.750%
     2004.........................................          105.167%
     2005.........................................          102.584%
     2006 and thereafter..........................          100.000%

     (b) Mandatory Redemption. The Company shall be required to redeem the Securities and repay Loans on a pro rata basis, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date or repayment date, as applicable, from the Net Proceeds of a Public Equity Offering.

     6. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. On and after the Redemption Date, unless the Company defaults in making the redemption payment, interest ceases to accrue on the Securities or portions thereof called for redemption.

     7. Notice of Transfer to Issuer. Notice of transfer by a Bridge Lender of the Securities will be made at least 10 days before such transfer.

     8. Offers To Purchase. Sections 4.13 and 4.15 of the Indenture provide that after an Asset Sale or upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of Securities in accordance with the procedures set forth in the Indenture.

                                     A-2-3

     9. Security Documents. In order to secure the due and punctual payment of the principal of and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Company has granted and, subject to the terms of the Indenture, will grant Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties pursuant to the Indenture and the Security Documents. The Securities will be secured by Liens on the Collateral that are subject only to certain permitted encumbrances, which shall include, among other things, an equal and ratable Lien to secure Loans.

     Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Security Documents, as the same may be amended from time to time pursuant to the respective provisions thereof and the Indenture.

     The Trustee and each Holder acknowledge that a release of any of the Collateral or any Lien strictly in accordance with the terms and provisions of any of the Security Documents and the terms and provisions of the Indenture will not be deemed for any purpose to be an impairment of the security under the Indenture.

     10. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities or portion of a Security selected for redemption, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

     11. Persons Deemed Owners. The registered Holder of a Security may be treated as the owner of it for all purposes.

     12. Unclaimed Money. If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

     13. Amendment, Supplement, Waiver. The Company, the Guarantors, the Trustee (if a party thereto) and the Collateral Agent (if a party thereto) may, without the consent of the Holders of any outstanding Securities, amend, waive or supplement the Indenture, the Security Documents or the Securities for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the TIA, making any change that does not adversely affect the rights of any Holder or mortgaging, pledging or granting a security interest in favor of the Collateral Agent as additional security for the payment and performance of the obligations under the Indenture, in any property or assets, including any which is required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted, to the Collateral Agent pursuant to any Security Document or otherwise. Other amendments and modifications of the Indenture, the Securities or the Security Documents may be made by the Company, the Trustee and the Collateral Agent with the consent of the Holders of not less than a ma-

                                     A-2-4
jority of the aggregate principal amount of the outstanding Securities or the Requisite Obligees, as the case may be, subject to certain exceptions requiring the consent of the Holders of the particular Securities to be affected.

     14. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation will be released from those obligations.

     15. Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(vii) or (viii) of the Indenture (with respect to the Company)) occurs and is continuing, then the Holders of not less than 25% in aggregate principal amount of the outstanding Securities may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the outstanding Securities shall, declare the principal of, premium, if any, and interest on all of the Securities to be due and payable immediately. If an Event of Default specified in Section 6.1(a)(vii) or (viii) of the Indenture (with respect to the Company) occurs and is continuing, the principal of, premium, if any, and interest on all of the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture, the Guarantee, the Security Documents or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     16. Trustee Dealings with Company. Subject to certain limitations imposed by the TIA the Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

     17. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or a Guarantor shall not have any liability for any obligations of the Company or a Guarantor under the Securities or the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     18. Discharge. The Company's and each Guarantor's obligations pursuant to the Indenture and the Guarantees will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities or upon the irrevocable deposit with the Trustee of money or U.S. Government Obligations sufficient to pay when due principal of, premium, if any, and interest on the Securities to maturity or redemption, as the case may be.

                                     A-2-5

     19. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

     20. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     21. CUSIP. Pursuant to the recommendations promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

             Republic Engineered Steels, Inc.
             410 Oberlin Road, S.W.
             Massillon, Ohio  44647
             Attention:  General Counsel

                                     A-2-6

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                SENIOR GUARANTEE

     [ ] and [ ] (the "Guarantors"), have unconditionally guaranteed on a senior basis (the "Guarantees") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

No past, present or future stockholder, officer, director, employee or incorporator, as such, of any Guarantor shall have any liability under the Guarantee of such Guarantor by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Guarantees.

                                     A-2-7

                                 ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

________________________________________________________________________________

(Insert assignee's social security or tax ID number)____________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

________________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

                                     A-2-8

                                                                       EXHIBIT B
                                                                       ---------

                    FORM OF LEGEND FOR BOOK-ENTRY SECURITIES


     Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Note) in substantially the following form:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT C
                                                                       ---------

                            Form of Certificate To Be
                          Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors


Republic Engineered Steels, Inc.
410 Oberlin Road S.W.
Massillon, Ohio  44647

Ladies and Gentlemen:

     In connection with our proposed purchase of $ aggregate principal amount of the 15.5% First Mortgage Notes due 2006 (the "Securities") of Republic Engineered Steels, Inc. (the "Company"), we confirm that:

          1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144 under the Securities Act) after the later of the date of original issue of the Securities being acquired or any predecessor to such Securities or the last date on which the Company or any affiliate of the Company was the owner of the Securities being acquired or any predecessor of such Securities or (y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date") only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States to "foreign purchasers" (as defined below) in offshore transactions meeting the requirements of Rule 904 of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act (an "Accredited Investor") that is purchasing for its own account or for the account of such an institutional "accredited investor" in each case in a minimum principal amount of the Securities of $250,000, for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, in each case in accordance with applicable securities laws of any state of the United States or any other applicable jurisdiction, subject, in each of the foregoing cases, to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause
     (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an Accredited Investor within the meaning of subparagraph
     (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company, the Trustee and the Transfer Agent and Registrar reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certification and/or other information satisfactory to the Company and the Trustee.

          2. We are an Accredited Investor or a QIB purchasing Securities for our own account or for the account of one or more Accredited Investors, and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or the securities laws of any state of the United States and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment in the Securities for an indefinite period.

          3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we and any such account are (a) a QIB, aware that the sale is being made in reliance on Rule 144A under the Securities Act, (b) an Accredited Investor, or (c) a person other than a U.S. person ("foreign purchasers"), which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rules 903 and 904 of Regulation S under the Securities Act.

          4. We have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in order to verify the information contained in the Offering Memorandum.

          5. We are not purchasing the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of ERISA, except as may be permitted under ERISA and as described under "Notice to Investors" in the Offering Memorandum.

          6. In the event that we purchase any Securities, we will acquire Securities having an outstanding principal amount of at least $250,000 for our own account and $250,000 for each account for which we are acting.

     We understand that the Trustee and the Transfer Agent will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the Securities purchased by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of the first paragraph of this letter. We further agree to provide to any person acquiring any of the Securities from us a notice advising such person that transfers of such Securities are restricted as stated herein and that certificates representing such Securities will bear a legend to that effect.

     We represent that you, the Company, the Trustee and others are entitled to rely upon the truth and accuracy of our acknowledgements, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgements, representations or agreements herein cease to be accurate and complete. You are also irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

     We represent to you that we have full power to make the foregoing acknowledgements, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as fiduciary agent.

     As used herein, the terms "offshore transaction," "United States" and "U.S. person" have the respective meanings given to them in Regulation S under the Securities Act.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                   Very truly yours,


                                   (Name of Purchaser)




                                   By:   _______________________________________


                                   Date: _______________________________________


     Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:


Name:    ________________________________


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

Address: ________________________________

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

                                                                       EXHIBIT D
                                                                       ---------


                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

                                                     _____________________, ____


[Trustee]
Attention:  Corporate Trust Department


                  Re:  Republic Engineered Steels, Inc.
                       (the "Company") 15.5% First Mortgage
                       Notes Due 2006 (the "Securities")

Ladies and Gentlemen:

     In connection with our proposed sale of $     aggregate principal amount of
the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

          (5) we have advised the transferee of the transfer restrictions applicable to the Securities;

          (6) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Securities may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, in accordance with the provisions of Regulation S; pursuant to registration of the Securities under the Securities Act; or pursuant to an available exemption from the registration requirements under the Securities Act; and

          (7) if the sale is made during a restricted period and the provisions of Rule 903(c)(3) are applicable thereto, we confirm that such sale has been made in accordance with such provisions.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                         Very truly yours,


                                         [Name of Transferor]


                                         By:____________________________________
                                                   Authorized Signature

                                      D-2